Oppenheimer Main Street(R)Small Cap Fund
6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-7048

Statement of Additional Information dated October 26, 2001

         This Statement of Additional  Information is not a Prospectus.  This document contains  additional  information about the Fund and supplements  information in the Prospectus  dated October 26, 2001. It should be read together with the Prospectus.  You can obtain the Prospectus by writing to the Fund's Transfer Agent,  OppenheimerFunds  Services,  at P.O. Box 5270,  Denver,  Colorado 80217, or by
calling the Transfer Agent at the toll-free  number shown above,  or by downloading it from the  OppenheimerFunds  Internet web site at
www.oppenheimerfunds.com.

Contents
                                                                                                          Page
About the Fund

About Your Account

Financial Information About the Fund
Independent Auditors' Report............................................................................  56
Financial Statements....................................................................................  57

Appendix A: Ratings Definitions.........................................................................  A1
Appendix B: Industry Classifications....................................................................  B1
Appendix C: Special Sales Charge Arrangements and Waivers...............................................  C1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

         The investment  objective,  the principal  investment policies and the main risks of the Fund are described in the Prospectus.
This Statement of Additional  Information contains supplemental  information about those policies and risks and the types of securities that the Fund's investment  Manager,  OppenheimerFunds,  Inc., can select for the Fund.  Additional  information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund's Investment  Policies.  The composition of the Fund's portfolio and the techniques and strategies that the Fund's Manager may use in selecting  portfolio  securities  will vary over time.  The Fund is not  required to use all of the  investment  techniques  and strategies  described  below at all times in seeking its goal. It may use some of the special  investment  techniques and strategies at some times or not at all.

         |X|  Investments  in Small-Cap  Equity  Securities.  The Fund focuses its  investments  in equity  securities  of small market capitalization  ("small cap") growth and/or  undervalued U.S.  companies.  Equity securities  include common stocks,  preferred stocks, rights and warrants,  and  securities  convertible  into common stock.  The Fund's  investments  primarily  include stocks of companies having a market capitalization of up to $2.5 billion.

         The Fund can also hold a portion of its  assets in  securities  of issuers  having a larger  market  capitalization.  Although under  normal  market  conditions,  the Fund will invest at least 65% of its total  assets in equity  securities  having  small  market capitalization,  at  times,  in the  Manager's  view,  the  market  may  favor  or  disfavor  securities  of  issuers  of a  particular capitalization  range.  Therefore the Fund may focus its equity investments in securities of one or more capitalization  ranges,  based upon the Manager's judgment of where the best market opportunities are to seek the Fund's objective.

         Current income is not a criterion used to select portfolio  securities.  However,  certain debt securities may be selected for the Fund's  portfolio for defensive  purposes  (including debt securities that the Manager  believes may offer some  opportunities  for capital  appreciation  when stocks are  disfavored).  Other debt securities may be selected  because they are  convertible  into common stock, as discussed below in "Convertible Securities."

                  |_| Over-the-Counter  Securities.  Securities of small-cap  issuers may be traded on  securities  exchanges or in the over-the-counter  market.  The  over-the-counter  markets,  both in the U.S.  and  abroad,  may have  less  liquidity  than  securities exchanges. That can affect the price the Fund is able to obtain when it wants to sell a security.

         Small-cap  companies may offer greater  opportunities  for capital  appreciation  than securities of large,  more  established companies.  However,  these securities also involve greater risks than securities of larger companies.  Securities of small-cap issuers may be subject to greater price  volatility in general than  securities of large-cap and mid-cap  companies.  Therefore,  to the degree that the Fund has investments in smaller capitalization  companies at times of market volatility,  the Fund's share price may fluctuate more. As noted below, the Fund limits its investments in unseasoned small cap issuers.
                  |_| Convertible  Securities.  While some  convertible  securities  are a form of debt  security,  in many cases their conversion  feature  (allowing  conversion  into  equity  securities)  causes  them to be  regarded  by the  Manager  more  as  "equity equivalents."  As a result,  the rating assigned to the security has less impact on the Manager's  investment  decision with respect to convertible  debt  securities  than in the case of  non-convertible  fixed debt income  securities.  To determine  whether  convertible securities should be regarded as "equity equivalents," the Manager examines the following factors:
(1)      whether,  at the option of the  investor,  the  convertible  security can be exchanged  for a fixed number of shares of common stock of the issuer,
(2)      whether the issuer of the  convertible  securities  has restated  its  earnings  per share of common stock on a fully  diluted basis (considering the effect of conversion of the convertible securities), and
(3)      the extent to which the convertible security may be a defensive "equity  substitute,"  providing the ability to participate in any appreciation in the price of the issuer's common stock.

         Convertible  securities  rank senior to common stock in a  corporation's  capital  structure and therefore are subject to less risk than common stock in case of the issuer's bankruptcy or liquidation.

         The value of a convertible  security is a function of its  "investment  value" and its  "conversion  value." If the investment value exceeds the conversion  value, the security will behave more like a debt security,  and the security's price will likely increase when interest  rates fall and decrease when interest rates rise. If the conversion  value exceeds the  investment  value,  the security will  behave more like an equity  security:  it will likely sell at a premium  over its  conversion  value,  and its price will tend to fluctuate directly with the price of the underlying security.

         The Fund has no limitations on the ratings of the convertible  debt  securities  that it can buy. They can include  securities that are  investment  grade or below  investment  grade.  Securities  that are  below  investment  grade  (whether  they are rated by a nationally-recognized  rating  organization or are unrated securities that the Manager deems to be below investment grade) have greater risks of default than investment grade securities.  Additionally,  debt securities are subject to interest rate risk. Their values tend to fall when interest rates rise. The Fund does not  anticipate  that it will invest a substantial  amount of its assets in these types of securities.

                  |_| Rights and Warrants.  The Fund can invest up to 5% of its total assets in warrants or rights.  That 5% limit does not apply to warrants and rights the Fund has acquired as part of units of  securities  or that are attached to other  securities  that the Fund buys.  Warrants  basically are options to purchase  equity  securities at specific prices valid for a specific period of time.
Their  prices do not  necessarily  move  parallel  to the prices of the  underlying  securities.  Rights are similar to  warrants,  but normally  have a short  duration and are  distributed  directly by the issuer to its  shareholders.  Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

                  |_| Preferred  Stock.   Preferred  stock,  unlike  common  stock,  has  a  stated  dividend  rate  payable  from  the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative.  "Cumulative" dividend provisions require all or a portion of prior unpaid  dividends to be paid before  dividends  can be paid on the issuer's  common  stock.  Preferred  stock may be
"participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.
         If interest rates rise, the fixed dividend on preferred stocks may be less  attractive,  causing the price of preferred stocks to decline.  Preferred stock may have mandatory sinking fund provisions,  as well as provisions  allowing calls or redemptions prior to maturity,  which can also have a negative  impact on prices when interest rates  decline.  Preferred  stock  generally has a preference over  common  stock on the  distribution  of a  corporation's  assets in the event of  liquidation  of the  corporation.  The rights of preferred  stock on  distribution  of a  corporation's  assets in the event of a liquidation  are generally  subordinate  to the rights associated with a corporation's debt securities.

         |X|  Foreign  Securities.  Although the Fund  intends to focus its  investments  in U.S.  securities,  it can purchase  equity securities issued or guaranteed by foreign companies.  "Foreign  securities"  include equity and debt securities of companies organized under the laws of  countries  other than the  United  States.  They may be traded on foreign  securities  exchanges  or in the  foreign over-the-counter markets.

         Securities of foreign issuers that are  represented by American  Depository  Receipts or that are listed on a U.S.  securities exchange  or traded in the U.S.  over-the-counter  markets  are not  considered  "foreign  securities"  for the  purpose  of the Fund's investment  allocations.  That is because they are not subject to many of the special  considerations and risks,  discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign  securities  offers  potential  benefits not available  from  investing  solely in securities of domestic issuers.  They include the  opportunity to invest in foreign  issuers that appear to offer growth  potential,  or in foreign  countries with economic  policies or business  cycles  different from those of the U.S., or to reduce  fluctuations  in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S.  markets.  The Fund will hold foreign currency only in connection with the purchase or sale of foreign securities.

                  |_| Risks of Foreign Investing.  Investments in foreign securities may offer special  opportunities for investing but also present special  additional risks and  considerations not typically  associated with investments in domestic  securities.  Some of these additional risks are:
o        reduction of income by foreign taxes;
o        fluctuation in value of foreign  investments due to changes in currency rates or currency  control  regulations  (for example, currency blockage);
o        transaction charges for currency exchange;
o        lack of public information about foreign issuers;
o        lack of uniform accounting,  auditing and financial  reporting  standards in foreign countries  comparable to those applicable to domestic issuers;
o        less volume on foreign exchanges than on U.S. exchanges;
o        greater volatility and less liquidity on foreign markets than in the U.S.;
o        less governmental regulation of foreign issuers, stock exchanges and brokers than in the U.S.;
o        greater difficulties in commencing lawsuits;
o        higher brokerage commission rates than in the U.S.;
o        increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;
o        possibilities  in some  countries of  expropriation,  confiscatory  taxation,  political,  financial or social  instability or adverse diplomatic developments; and
o        unfavorable differences between the U.S. economy and foreign economies.
         In the past, U.S.  government  policies have discouraged  certain  investments abroad by U.S.  investors,  through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

                  |_| Special Risks of Emerging Markets.  Emerging and developing  markets abroad may also offer special  opportunities for growth  investing but have greater risks than more developed  foreign  markets,  such as those in Europe,  Canada,  Australia,  New
Zealand and Japan. There may be even less liquidity in their securities  markets,  and settlements of purchases and sales of securities may be subject to  additional  delays.  They are subject to greater  risks of  limitations  on the  repatriation  of income and profits because of currency  restrictions  imposed by local  governments.  Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.

                  |_| Risks of  Conversion  to Euro.  On January 1, 1999,  eleven  countries in the European  Union adopted the euro as their official currency.  However,  their current currencies (for example, the franc, the mark, and the lira) will also continue in use until  January 1, 2002.  After that date,  it is  expected  that only the euro will be used in those  countries.  A common  currency is expected to confer some benefits in those markets,  by  consolidating  the government debt market for those countries and reducing some currency  risks and costs.  But the  conversion to the new currency will affect the Fund  operationally  and also has potential  risks, some of which are listed below. Among other things, the conversion will affect:

                  o   issuers  in which the Fund  invests,  because  of  changes in the  competitive  environment  from a  consolidated currency  market  and  greater  operational  costs  from  converting  to the new  currency.  This  might  depress securities values.
                  o   vendors the Fund  depends on to carry out its  business,  such as its  custodian  bank  (which  holds the foreign securities the Fund buys),  the Manager  (which must price the Fund's  investments to deal with the conversion to the euro) and brokers,  foreign  markets and securities  depositories.  If they are not prepared,  there could be delays in settlements and additional costs to the Fund.
                  o   exchange  contracts and derivatives that are outstanding  during the transition to the euro. The lack of currency rate  calculations  between the affected  currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

         The Manager has  upgraded  (at its expense) its  computer  and  bookkeeping  systems to deal with the  conversion.  The Fund's custodian  bank has advised  the  Manager of its plans to deal with the  conversion,  including  how it will update its record  keeping systems and handle the  redenomination of outstanding  foreign debt. The Fund's portfolio managers will also monitor the effects of the conversion  on the  issuers in which the Fund  invests.  The  possible  effect of these  factors on the  Fund's  investments  cannot be determined  with  certainty at this time,  but they may reduce the value of some of the Fund's  holdings  and increase its  operational costs.

         |X|  Portfolio Turnover.  "Portfolio turnover" describes the rate at which the Fund traded its portfolio securities during its last fiscal year. For example,  if a fund sold all of its securities during the year, its portfolio  turnover rate would have been 100%
annually.  The Fund's  portfolio  turnover  rate will  fluctuate  from year to year,  and the Fund does not expect to have a  portfolio turnover rate of more than 150% annually.

         Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance.  Additionally,  the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders,  since the Fund will normally  distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code.

Other  Investment  Techniques and Strategies.  In seeking its objective,  the Fund from time to time can employ the types of investment strategies and investments  described  below. It is not required to use all of these  strategies at all times, and at times may not use them.

         |X|  Investing in Unseasoned Companies.  The Fund can invest in securities of unseasoned  companies.  These are companies that have been in operation for less than three years,  including the operations of any  predecessors.  Securities of these companies may be subject to volatility in their prices.  They might have a limited  trading market,  which could adversely  affect the Fund's ability to dispose of them and could reduce the price the Fund might be able to obtain for them.  Other  investors  that own a security  issued by an  unseasoned  issuer for which there is limited  liquidity  might trade the security  when the Fund is  attempting  to dispose of its holdings of that  security.  In that case the Fund might receive a lower price for its holdings than might  otherwise be obtained.  The
Fund currently does not intend to invest more than 20% of its net assets in those securities.

         |X|  Repurchase  Agreements.  The Fund can acquire securities subject to repurchase  agreements.  It might do so for liquidity purposes to meet  anticipated  redemptions  of Fund shares,  or pending the  investment of the proceeds  from sales of Fund shares,  or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

         In a  repurchase  transaction,  the Fund buys a  security  from,  and  simultaneously  resells it to, an  approved  vendor for delivery on an  agreed-upon  future  date.  The resale  price  exceeds the  purchase  price by an amount that  reflects an  agreed-upon interest rate effective for the period during which the repurchase  agreement is in effect.  Approved  vendors include U.S.  commercial banks, U.S. branches of foreign banks, or broker-dealers  that have been designated as primary dealers in government  securities.  They must meet credit requirements set by the Manager from time to time.

         The majority of these  transactions  run from day to day, and delivery  pursuant to the resale  typically occurs within one to five days of the  purchase.  Repurchase  agreements  having a maturity  beyond  seven days are subject to the Fund's  limits on holding illiquid  investments.  The Fund will not enter into a repurchase  agreement  that causes more than 10% of its net assets to be subject to  repurchase  agreements  having a maturity  beyond seven days (the Board may increase  that limit to 15%).  There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

         Repurchase  agreements,  considered "loans" under the Investment  Company Act, are collateralized by the underlying  security.
The Fund's repurchase  agreements  require that at all times while the repurchase  agreement is in effect,  the value of the collateral must equal or exceed the repurchase price to fully  collateralize  the repayment  obligation.  However,  if the vendor fails to pay the resale price on the delivery date,  the Fund may incur costs in disposing of the  collateral and may experience  losses if there is any delay in its ability to do so. The Manager will monitor the vendor's  creditworthiness  to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

         |X|  Illiquid and Restricted  Securities.  Under the policies and procedures  established by the Fund's Board of Trustees, the
Manager  determines  the  liquidity  of certain of the Fund's  investments.  To enable the Fund to sell its  holdings  of a  restricted security not registered  under the Securities Act of 1933, the Fund may have to cause those  securities to be registered.  The expenses of registering  restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities.  When the
Fund must arrange  registration  because the Fund wishes to sell the security,  a  considerable  period may elapse between the time the decision is made to sell the security and the time the security is  registered  so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

         The Fund can also acquire restricted  securities through private  placements.  Those securities have contractual  restrictions on their public resale.  Those  restrictions might limit the Fund's ability to dispose of the securities and might lower the amount the
Fund could realize upon the sale.

         The Fund has  limitations  that apply to purchases of restricted  securities,  as stated in the Prospectus.  Those  percentage restrictions do not limit purchases of restricted  securities that are eligible for sale to qualified  institutional  purchasers  under
Rule 144A of the  Securities Act of 1933, if those  securities  have been  determined to be liquid by the Manager under  Board-approved guidelines.  Those  guidelines  take into account the trading  activity for such securities and the  availability  of reliable  pricing information,  among other factors.  If there is a lack of trading  interest in a particular Rule 144A security,  the Fund's holdings of that security may be considered to be illiquid.

         Illiquid  securities include repurchase  agreements  maturing in more than seven days and participation  interests that do not have puts exercisable within seven days.

         |X|  Loans of Portfolio  Securities.  To raise cash for  liquidity  purposes,  the Fund can lend its  portfolio  securities to brokers,  dealers and other types of financial  institutions  approved by the Fund's Board of Trustees.  These loans are limited to not more than 10% of the value of the Fund's total assets.  The Fund currently does not intend to engage in loans of securities,  but if it does so, such loans will not likely exceed 5% of the Fund's total assets.

         There are some risks in  connection  with  securities  lending.  The Fund might  experience  a delay in  receiving  additional collateral  to secure a loan,  or a delay in  recovery  of the  loaned  securities  if the  borrower  defaults.  The Fund must  receive collateral for a loan. Under current applicable  regulatory  requirements  (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned  securities.  It must consist of cash, bank letters of credit,  securities of the U.S.  government or its agencies or  instrumentalities,  or other cash equivalents in which the Fund is permitted to invest.  To be acceptable as collateral,  letters of credit must obligate a bank to pay amounts  demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

         When it lends  securities,  the Fund  receives  amounts  equal to the  dividends  or  interest on loaned  securities.  It also receives one or more of (a)  negotiated  loan fees, (b) interest on securities  used as collateral,  and (c) interest on any short-term debt securities  purchased with such loan  collateral.  Either type of interest may be shared with the borrower.  The Fund may also pay reasonable  finder's,  custodian  and  administrative  fees in  connection  with these  loans.  The terms of the Fund's loans must meet applicable  tests under the Internal  Revenue Code and must permit the Fund to reacquire  loaned  securities on five days' notice or in time to vote on any important matter.
         |X|  Borrowing  for  Leverage.  The Fund has the ability to borrow from banks  and/or  affiliated  investment  companies on an unsecured basis to invest the borrowed funds in portfolio  securities.  This speculative technique is known as "leverage." The Fund may borrow only from banks and/or affiliated investment companies.  Under current regulatory  requirements,  borrowings can be made only to the  extent  that the value of the  Fund's  assets,  less its  liabilities  other  than  borrowings,  is equal to at least  300% of all borrowings  (including the proposed borrowing).  If the value of the Fund's assets fails to meet this 300% asset coverage  requirement, the Fund will  reduce  its debt  within  three  days to meet the  requirement.  To do so,  the Fund might have to sell a portion of its investments at a disadvantageous time. The Fund's policy on borrowing is a fundamental policy.

              The Fund will pay  interest on these loans,  and that  interest  expense will raise the overall  expenses of the Fund and reduce  its  returns.  If it does  borrow,  its  expenses  will be greater  than  comparable  funds  that do not  borrow for  leverage.
Additionally,  the Fund's net asset value per share might  fluctuate  more than that of funds that do not borrow.  Currently,  the Fund does not contemplate using this technique,  but if it does so, it will not likely do so to a substantial  degree.  The use of escrow or other collateral arrangements in connection with the Fund's policy on borrowing or hedging instruments is permitted.

         |X|  Derivatives.  The Fund can invest in a variety of  derivative  investments  to seek  income  for  liquidity  needs or for hedging  purposes.  Some  derivative  investments  the Fund can use are the hedging  instruments  described  below in this Statement of
Additional  Information.  However, the Fund does not use, and does not currently contemplate using,  derivatives or hedging instruments to a significant degree.

         Some  of the  derivative  investments  the  Fund  can  use  include  debt  exchangeable  for  common  stock  of an  issuer  or
"equity-linked  debt  securities"  of an issuer.  At maturity,  the debt  security is exchanged for common stock of the issuer or it is payable in an amount based on the price of the issuer's  common stock at the time of maturity.  Both  alternatives  present a risk that the amount  payable at maturity  will be less than the  principal  amount of the debt  because the price of the  issuer's  common stock might not be as high as the Manager expected.

         |X|  Hedging. The Fund can use hedging to attempt to protect against declines in the market value of the Fund's portfolio,  to permit the Fund to retain  unrealized  gains in the value of portfolio  securities  which have  appreciated,  or to facilitate  selling securities for investment reasons. To do so, the Fund could:
              |_| sell futures contracts,
              |_| buy puts on futures or on securities, or
|_|      write covered calls on securities or futures.  Covered calls can also be used to increase the Fund's  income,  but the Manager does not expect to engage extensively in that practice.

         The Fund might use  hedging to  establish  a position  in the  securities  market as a  temporary  substitute  for  purchasing particular  securities.  In that case,  the Fund would  normally  seek to purchase  the  securities  and then  terminate  that  hedging position.  The Fund might also use this type of hedge to attempt to protect  against  the  possibility  that its  portfolio  securities would not be fully included in a rise in value of the market. To do so the Fund could:
              |_| buy futures, or
              |_| buy calls on such futures or on securities.

         The Fund is not obligated to use hedging  instruments,  even though it is permitted to use them in the  Manager's  discretion, as described below.  The Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's  activities in the underlying cash market.  The particular  hedging  instruments the Fund can use are described below. The Fund may employ new hedging instruments and strategies when they are developed,  if those investment  methods are consistent with the Fund's  investment  objective and are permissible under applicable  regulations governing the Fund. The Fund cannot purchase securities on margin.  However, the Fund can make margin deposits in connection with any of the hedging instruments permitted by any of its other policies.

                |_| Futures.  The Fund can buy and sell futures  contracts  that relate to (1)  broadly-based  stock indices (these are called "stock index  futures"),  (2) other  broadly-based  securities  indices  (these are referred to as "financial  futures") and (3)
foreign currencies (these are referred to as "forward contracts").

         A  broadly-based  stock index is used as the basis for trading  stock  index  futures.  In some cases an index may be based on stocks of issuers in a  particular  industry  or group of  industries.  A stock  index  assigns  relative  values to the common  stocks included in the index and its value  fluctuates in response to the changes in value of the underlying  stocks.  A stock index cannot be purchased  or sold  directly.  Financial  futures are similar  contracts  based on the future  value of the basket of  securities  that comprise  the  index.  These  contracts  obligate  the  seller to  deliver,  and the  purchaser  to take,  cash to settle  the  futures transaction.  There is no delivery made of the  underlying  securities to settle the futures  obligation.  Either party may also settle the transaction by entering into an offsetting contract.

         No money is paid or received by the Fund on the purchase or sale of a future.  Upon entering into a futures  transaction,  the
Fund will be required to deposit an initial  margin  payment with the futures  commission  merchant  (the  "futures  broker").  Initial margin payments will be deposited with the Fund's custodian bank in an account  registered in the futures broker's name.  However,  the futures broker can gain access to that account only under specified  conditions.  As the future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value,  subsequent margin payments,  called variation margin,  will be paid to or by the futures broker daily.

         At any time prior to  expiration of the future,  the Fund may elect to close out its position by taking an opposite  position, at which time a final  determination  of variation  margin is made and any additional cash must be paid by or released to the Fund. Any loss or gain on the future is then realized by the Fund for tax purposes.  All futures  transactions,  except  forward  contracts,  are effected through a clearinghouse associated with the exchange on which the contracts are traded.

                  |_| Put and Call  Options.  The Fund  can buy and  sell  certain  kinds  of put  options  ("puts")  and call  options
("calls").  The Fund can buy and sell exchange-traded and over-the-counter  put and call options,  including index options,  securities options, currency options, commodities options, and options on the other types of futures described above.

                  |_| Writing Covered Call Options.  The Fund can write (that is, sell) calls. If the Fund sells a call option, it must be covered.  That means the Fund must own the  security  subject to the call while the call is  outstanding,  or, for certain  types of calls,  the call may be covered by  segregating  liquid assets to enable the Fund to satisfy its  obligations if the call is exercised.
Up to 25% of the Fund's total assets may be subject to calls the Fund writes.
         When the Fund writes a call,  it  receives  cash (a  premium).  In writing  calls on a  security,  the Fund agrees to sell the underlying  security to a purchaser of a  corresponding  call on the same  security  during the call period at a fixed  exercise  price regardless of market price changes  during the call period.  The call period is usually not more than nine months.  The exercise  price may differ from the market price of the underlying  security.  The Fund has the risk of loss that the price of the underlying  security may decline  during the call  period.  That risk may be offset to some extent by the  premium  the Fund  receives.  If the value of the investment  does not rise above the call price,  it is likely that the call will lapse without being  exercised.  In that case the Fund would keep the cash premium and the investment.

         When the Fund writes a call on an index,  it also  receives a premium.  If the buyer of the call  exercises  it, the Fund will pay an amount of cash equal to the difference  between the closing price of the call and the exercise price,  multiplied by a specified multiple that determines the total value of the call for each point of difference.  If the value of the underlying  investment does not rise above the call price,  it is likely that the call will lapse  without being  exercised.  In that case the Fund would keep the cash premium.

         The Fund's  custodian  bank, or a securities  depository  acting for the custodian  bank, will act as the Fund's escrow agent, through the facilities of the Options Clearing  Corporation  ("OCC"),  as to the investments on which the Fund has written calls traded on exchanges or as to other  acceptable  escrow  securities.  In that way, no margin will be required for such  transactions.  OCC will release the securities on the expiration of the option or when the Fund enters into a closing transaction.

         When the Fund writes an  over-the-counter  ("OTC") option,  it will enter into an arrangement  with a primary U.S.  government securities  dealer which will establish a formula price at which the Fund will have the absolute  right to repurchase  that OTC option.
The formula  price will  generally be based on a multiple of the premium  received for the option,  plus the amount by which the option is exercisable below the market price of the underlying  security (that is, the option is "in the money").  When the Fund writes an OTC option,  it will treat as illiquid (for purposes of its restriction on holding  illiquid  securities) the  mark-to-market  value of any
OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

         To terminate  its  obligation  on a call it has written,  the Fund may purchase a  corresponding  call in a "closing  purchase transaction."  The Fund will then  realize a profit or loss,  depending  upon  whether the net of the amount of the option  transaction costs and the premium  received on the call the Fund wrote is more or less than the price of the call the Fund  purchases  to close out the transaction.  The Fund may realize a profit if the call expires  unexercised,  because the Fund will retain the underlying security and the premium it received when it wrote the call.  Any such profits are  considered  short-term  capital gains for federal income tax purposes,  as are the premiums on lapsed calls.  When distributed by the Fund they are taxable as ordinary  income.  If the Fund cannot effect a  closing  purchase  transaction  due to the lack of a  market,  it will have to hold the  callable  securities  until the call expires or is exercised.

         The Fund may also write calls on a futures contract without owning the futures  contract or securities  deliverable  under the contract.  To do so, at the time the call is  written,  the Fund must cover the call by  segregating  an  equivalent  dollar  amount of liquid  assets  on its  books.  The Fund  will  identify  additional  liquid  assets on its books to cover the call if the value of the identified  assets drops below 100% of the current value of the future.  Because of this segregation  requirement,  in no circumstances would the Fund's receipt of an exercise  notice as to that future require the Fund to deliver a futures  contract.  It would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

                  |_| Writing Put Options.  The Fund can sell put options.  A put option on securities gives the purchaser the right to sell,  and the writer the obligation to buy, the  underlying  investment at the exercise price during the option period.  The Fund will not write puts if, as a result,  more than 50% of the Fund's net assets  would be  required  to be  identified  on the Fund's  books to cover such put options.

         If the Fund writes a put, the put must be covered by segregated  liquid  assets.  The premium the Fund receives from writing a put  represents a profit,  as long as the price of the underlying  investment  remains equal to or above the exercise price of the put.
However,  the Fund also assumes the obligation  during the option period to buy the underlying  investment from the buyer of the put at the  exercise  price,  even if the value of the  investment  falls below the  exercise  price.  If a put the Fund has  written  expires unexercised,  the Fund realizes a gain in the amount of the premium less the transaction costs incurred.  If the put is exercised,  the
Fund must fulfill its  obligation to purchase the  underlying  investment  at the exercise  price.  That price will usually  exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying  investment.  That loss will be equal to the sum of the sale price of the underlying  investment  and the premium  received minus the sum of the exercise price and any transaction costs the Fund incurred.

         When writing a put option on a security,  to secure its obligation to pay for the  underlying  security the Fund will identify on its books liquid assets with a value equal to or greater than the exercise  price of the underlying  securities.  The Fund therefore forgoes the opportunity of investing the identified assets or writing calls against those assets.

         As long as the Fund's  obligation  as the put writer  continues,  it may be assigned an exercise  notice by the  broker-dealer through  which the put was sold.  That notice will require the Fund to take  delivery of the  underlying  security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying  security,  since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That  obligation  terminates upon expiration of the put. It may also  terminate  if,  before it receives  an  exercise  notice,  the Fund  effects a closing  purchase  transaction  by purchasing  a put of the same  series as it sold.  Once the Fund has been  assigned  an  exercise  notice,  it cannot  effect a closing purchase transaction.

         The Fund may decide to effect a closing  purchase  transaction to realize a profit on an outstanding put option it has written or to prevent the  underlying  security from being put.  Effecting a closing  purchase  transaction  will also permit the Fund to write another put option on the  security,  or to sell the security and use the proceeds from the sale for other  investments.  The Fund will realize a profit or loss from a closing  purchase  transaction  depending on whether the cost of the  transaction  is less or more than the premium  received from writing the put option.  Any profits from writing puts are considered  short-term  capital gains for federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

                  |_|  Purchasing  Calls and Puts.  The Fund can  purchase  calls to protect  against the  possibility  that the Fund's portfolio  will not  participate in an anticipated  rise in the securities  market.  When the Fund buys a call (other than in a closing purchase  transaction),  it pays a  premium.  The  Fund  then  has the  right  to buy the  underlying  investment  from a  seller  of a corresponding  call on the same  investment  during the call period at a fixed exercise  price.  The Fund benefits only if it sells the call at a profit or if, during the call period,  the market price of the underlying  investment is above the sum of the call price plus the  transaction  costs and the premium paid for the call and the Fund  exercises  the call.  If the Fund does not exercise the call or sell it (whether or not at a profit),  the call will become  worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to purchase the underlying investment.

         The Fund can buy puts whether or not it holds the underlying  investment in its  portfolio.  When the Fund purchases a put, it pays a  premium  and,  except  as to puts on  indices,  has the  right  to sell the  underlying  investment  to a seller  of a put on a corresponding  investment during the put period at a fixed exercise price.  Buying a put on securities or futures the Fund owns enables the Fund to attempt to protect  itself  during the put period  against a decline in the value of the  underlying  investment  below the exercise price by selling the underlying  investment at the exercise price to a seller of a  corresponding  put. If the market price of the underlying  investment is equal to or above the exercise price and, as a result,  the put is not exercised or resold,  the put will become  worthless at its  expiration  date. In that case the Fund will have paid the premium but lost the right to sell the  underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

         When the Fund  purchases  a call or put on an index or future,  it pays a premium,  but  settlement  is in cash rather than by delivery  of the  underlying  investment  to the Fund.  Gain or loss  depends on changes  in the index in  question  (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.
         The Fund may buy a call or put only if,  after the  purchase,  the value of all call and put options held by the Fund will not exceed 5% of the Fund's total assets.

                  |_|  Buying  and  Selling  Options  on  Foreign  Currencies.  The  Fund can buy and sell  calls  and puts on  foreign currencies.  They include puts and calls that trade on a securities or commodities exchange or in the  over-the-counter  markets or are quoted by major recognized  dealers in such options.  The Fund could use these calls and puts to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

         If the  Manager  anticipates  a rise in the  dollar  value of a  foreign  currency  in which  securities  to be  acquired  are denominated,  the  increased  cost of those  securities  may be partially  offset by  purchasing  calls or writing puts on that foreign currency.  If the  Manager  anticipates  a decline in the  dollar  value of a foreign  currency,  the  decline  in the dollar  value of portfolio  securities  denominated  in that currency  might be partially  offset by writing  calls or  purchasing  puts on that foreign currency.  However, the currency rates could fluctuate in a direction adverse to the Fund's position.  The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

         A call the Fund writes on a foreign  currency is "covered" if the Fund owns the  underlying  foreign  currency  covered by the call or has an absolute and immediate right to acquire that foreign currency  without  additional cash  consideration  (or it can do so for additional  cash  consideration  held in a segregated  account by its custodian  bank) upon conversion or exchange of other foreign currency held in its portfolio.

         The Fund  could  write a call on a foreign  currency  to  provide a hedge  against a  decline  in the U.S.  dollar  value of a security which the Fund owns or has the right to acquire and which is denominated in the currency  underlying the option.  That decline might be one that occurs due to an expected  adverse  change in the exchange  rate.  This is known as a  "cross-hedging"  strategy.  In those  circumstances,  the Fund covers the option by identifying on its books liquid assets in an amount equal to the exercise price of the option.

                  |_| Risks of Hedging with Options and Futures.  The use of hedging instruments  requires special skills and knowledge of  investment  techniques  that are different  than what is required for normal  portfolio  management.  If the Manager uses a hedging instrument at the wrong time or judges market conditions  incorrectly,  hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

         The Fund's option  activities  could affect its  portfolio  turnover  rate and  brokerage  commissions.  The exercise of calls written by the Fund might cause the Fund to sell related portfolio  securities,  thus increasing its turnover rate. The exercise by the
Fund of puts on  securities  will cause the sale of  underlying  investments,  increasing  portfolio  turnover.  Although  the decision whether to exercise a put it holds is within the Fund's  control,  holding a put might  cause the Fund to sell the related  investments for reasons that would not exist in the absence of the put.

         The  Fund  could  pay a  brokerage  commission  each  time it buys a call or put,  sells a call or put,  or buys or  sells  an underlying  investment in connection  with the exercise of a call or put.  Those  commissions  could be higher on a relative basis than the commissions  for direct  purchases or sales of the underlying  investments.  Premiums paid for options are small in relation to the market value of the underlying  investments.  Consequently,  put and call options offer large amounts of leverage. The leverage offered by trading in  options  could  result in the Fund's net asset  value  being more  sensitive  to changes in the value of the  underlying investment.

         If a covered call written by the Fund is exercised on an  investment  that has  increased in value,  the Fund will be required to sell the  investment  at the call price.  It will not be able to realize any profit if the  investment  has increased in value above the call price.

         An option  position may be closed out only on a market that  provides  secondary  trading for options of the same series,  and there is no assurance that a liquid  secondary  market will exist for any particular  option.  The Fund might  experience  losses if it could not close out a position because of an illiquid market for the future or option.

         There is a risk in using short hedging by selling  futures or purchasing puts on  broadly-based  indices or futures to attempt to  protect  against  declines  in the value of the Fund's  portfolio  securities.  The risk is that the  prices of the  futures or the applicable  index will  correlate  imperfectly  with the  behavior  of the cash prices of the Fund's  securities.  For  example,  it is possible that while the Fund has used hedging  instruments  in a short hedge,  the market might advance and the value of the securities held in the  Fund's  portfolio  might  decline.  If that  occurred,  the Fund  would lose  money on the  hedging  instruments  and also experience a decline in the value of its  portfolio  securities.  However,  while this could occur for a very brief period or to a very small degree,  over time the value of a  diversified  portfolio of  securities  will tend to move in the same  direction as the indices upon which the hedging instruments are based.

         The risk of imperfect  correlation  increases as the composition of the Fund's portfolio diverges from the securities included in the applicable  index.  To compensate  for the imperfect  correlation  of movements in the price of the portfolio  securities  being hedged and movements in the price of the hedging  instruments,  the Fund might use hedging  instruments in a greater dollar amount than the dollar amount of portfolio  securities  being hedged.  It might do so if the  historical  volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

         The ordinary  spreads  between prices in the cash and futures  markets are subject to  distortions,  due to differences in the nature of those markets.  First,  all  participants in the futures market are subject to margin deposit and  maintenance  requirements.
Rather than meeting  additional margin deposit  requirements,  investors may close futures contracts  through  offsetting  transactions which could distort the normal relationship  between the cash and futures markets.  Second, the liquidity of the futures market depends on participants  entering into offsetting  transactions  rather than making or taking delivery.  To the extent  participants  decide to make or take delivery,  liquidity in the futures market could be reduced, thus producing  distortion.  Third, from the point of view of speculators,  the deposit  requirements  in the futures market are less onerous than margin  requirements  in the  securities  markets.
Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The Fund can use hedging  instruments  to establish a position in the  securities  markets as a temporary  substitute  for the purchase  of  individual  securities  (long  hedging) by buying  futures  and/or  calls on such  futures,  broadly-based  indices or on securities.  It is  possible  that  when the Fund  does so the  market  might  decline.  If the Fund  then  concludes  not to invest in securities  because of  concerns  that the market  might  decline  further or for other  reasons,  the Fund will  realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

                  |_| Forward  Contracts.  Forward  contracts are foreign  currency  exchange  contracts.  They are used to buy or sell foreign  currency  for  future  delivery  at a fixed  price.  The Fund  uses  them to "lock  in" the U.S.  dollar  price of a  security denominated  in a foreign  currency  that the Fund has bought or sold,  or to  protect  against  possible  losses  from  changes in the relative  values of the U.S.  dollar  and a foreign  currency.  The Fund may also use  "cross-hedging"  where the Fund  hedges  against changes in currencies other than the currency in which a security it holds is denominated.

         Under a forward  contract,  one party agrees to purchase,  and another  party agrees to sell, a specific  currency at a future date.  That date may be any fixed number of days from the date of the contract  agreed upon by the parties.  The  transaction  price is set at the time the contract is entered into.  These contracts are traded in the inter-bank  market  conducted  directly among currency traders (usually large commercial banks) and their customers.

         The Fund may use forward  contracts to protect against  uncertainty in the level of future exchange rates.  The use of forward contracts does not eliminate the risk of fluctuations  in the prices of the underlying  securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although  forward  contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

         When the Fund enters into a contract  for the purchase or sale of a security  denominated  in a foreign  currency,  or when it anticipates  receiving  dividend  payments in a foreign  currency,  the Fund might  desire to  "lock-in"  the U.S.  dollar price of the security or the U.S.  dollar  equivalent  of the  dividend  payments.  To do so, the Fund might enter into a forward  contract  for the purchase or sale of the amount of foreign currency involved in the underlying  transaction,  in a fixed amount of U.S. dollars per unit of the foreign  currency.  This is called a  "transaction  hedge." The  transaction  hedge will protect the Fund against a loss from an adverse  change in the  currency  exchange  rates  during the period  between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

         The Fund  could  also use  forward  contracts  to lock in the U.S.  dollar  value of  portfolio  positions.  This is  called a
"position  hedge." When the Fund believes that foreign currency might suffer a substantial  decline against the U.S.  dollar,  it could enter  into a  forward  contract  to sell an amount  of that  foreign  currency  approximating  the value of some or all of the  Fund's portfolio  securities  denominated  in that foreign  currency.  When the Fund believes that the U.S.  dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount.

         Alternatively,  the Fund could enter into a forward  contract to sell a different  foreign  currency  for a fixed U.S.  dollar amount if the Fund believes that the U.S.  dollar value of the foreign  currency to be sold pursuant to its forward  contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio  securities of the Fund are  denominated.  That is referred to as a "cross hedge."

         The Fund will cover its short  positions in these cases by  identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's  commitment under forward  contracts.  The Fund will not enter into forward  contracts or maintain a net exposure to such contracts if the  consummation  of the contracts  would obligate the Fund to deliver an amount of foreign  currency in excess of the value of the Fund's  portfolio  securities or other assets  denominated in that currency or another  currency that is the subject of the hedge.

         However,  to avoid excess  transactions and transaction  costs,  the Fund may maintain a net exposure to forward  contracts in excess of the value of the Fund's  portfolio  securities  or other assets  denominated  in foreign  currencies  if the excess amount is
"covered"  by liquid  securities  denominated  in any  currency.  The cover  must be at least  equal at all times to the amount of that excess.  As one alternative,  the Fund may purchase a call option  permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another  alternative,  the Fund may purchase a put option  permitting the Fund to sell the amount of foreign currency  subject to a forward purchase  contract at a price as high or higher than the forward contact price.

         The precise  matching of the amounts under forward  contracts and the value of the securities  involved  generally will not be possible  because the future value of securities  denominated in foreign  currencies  will change as a consequence of market  movements between  the date the forward  contract is entered  into and the date it is sold.  In some cases the Manager  might  decide to sell the security and deliver  foreign  currency to settle the original  purchase  obligation.  If the market value of the security is less than the amount of foreign  currency the Fund is obligated to deliver,  the Fund might have to purchase  additional  foreign currency on the
"spot" (that is, cash) market to settle the security trade.  If the market value of the security  instead exceeds the amount of foreign currency  the Fund is  obligated  to deliver to settle the trade,  the Fund might have to sell on the spot  market  some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

         The projection of short-term currency market movements is extremely  difficult,  and the successful  execution of a short-term hedging strategy is highly uncertain.  Forward contracts  involve the risk that anticipated  currency  movements will not be accurately predicted,  causing  the Fund to  sustain  losses on these  contracts  and to pay  additional  transactions  costs.  The use of forward contracts  in this manner  might  reduce the Fund's  performance  if there are  unanticipated  changes in currency  prices to a greater degree than if the Fund had not entered into such contracts.

         At or before the  maturity  of a forward  contract  requiring  the Fund to sell a  currency,  the Fund might sell a  portfolio security and use the sale proceeds to make delivery of the currency.  In the  alternative the Fund might retain the security and offset its contractual  obligation to deliver the currency by purchasing a second contract.  Under that contract the Fund will obtain,  on the same  maturity  date,  the same amount of the currency that it is obligated to deliver.  Similarly,  the Fund might close out a forward contract  requiring it to purchase a specified  currency by entering into a second contract entitling it to sell the same amount of the same  currency on the maturity date of the first  contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either  circumstance.  The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The costs to the Fund of engaging in forward  contracts  varies with factors such as the  currencies  involved,  the length of the contract  period and the market  conditions  then  prevailing.  Because  forward  contracts are usually entered into on a principal basis,  no brokerage fees or commissions are involved.  Because these  contracts are not traded on an exchange,  the Fund must evaluate the credit and performance risk of the counterparty under each forward contract.

         Although  the Fund values its assets  daily in terms of U.S.  dollars,  it does not intend to convert its  holdings of foreign currencies into U.S.  dollars on a daily basis.  The Fund may convert foreign currency from time to time, and will incur costs in doing
so. Foreign exchange dealers do not charge a fee for conversion,  but they do seek to realize a profit based on the difference  between the prices at which they buy and sell various  currencies.  Thus,  a dealer  might offer to sell a foreign  currency to the Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

                  |_| Regulatory  Aspects of Hedging  Instruments.  When using futures and options on futures,  the Fund is required to operate  within certain  guidelines and  restrictions  with respect to the use of futures as  established  by the  Commodities  Futures
Trading  Commission (the "CFTC").  In particular,  the Fund is exempted from  registration with the CFTC as a "commodity pool operator"
if the Fund  complies  with the  requirements  of Rule 4.5 adopted by the CFTC.  The Rule does not limit the  percentage  of the Fund's assets that may be used for futures margin and related  options  premiums for a bona fide hedging  position.  However,  under the Rule, the Fund must limit its aggregate  initial  futures  margin and related  options  premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

         Transactions in options by the Fund are subject to limitations  established by the option  exchanges.  The exchanges limit the maximum  number of options  that may be written or held by a single  investor or group of  investors  acting in concert.  Those  limits apply  regardless  of whether the options  were  written or  purchased  on the same or  different  exchanges or are held in one or more accounts or through one or more  different  exchanges  or through one or more  brokers.  Thus,  the number of options that the Fund may write or hold may be affected by options  written or held by other  entities,  including  other  investment  companies  having the same advisor as the Fund (or an advisor that is an affiliate of the Fund's  advisor).  The exchanges also impose  position limits on futures transactions.  An exchange  may order the  liquidation  of positions  found to be in  violation of those limits and may impose  certain other sanctions.

         Under the Investment  Company Act, when the Fund purchases a future,  it must maintain cash or readily  marketable  short-term debt  instruments in an amount equal to the market value of the securities  underlying the future,  less the margin deposit  applicable to it.

                  |_| Tax Aspects of Certain Hedging  Instruments.  Certain foreign currency  exchange  contracts in which the Fund may invest are treated as "Section 1256 contracts"  under the Internal  Revenue Code. In general,  gains or losses relating to Section 1256 contracts are  characterized  as 60% long-term and 40% short-term  capital gains or losses under the Code.  However,  foreign  currency gains or losses  arising from Section 1256 contracts that are forward  contracts  generally are treated as ordinary  income or loss. In addition,  Section 1256 contracts  held by the Fund at the end of each taxable year are  "marked-to-market,"  and  unrealized  gains or losses are treated as though they were realized.  These contracts also may be  marked-to-market  for purposes of determining the excise tax applicable to investment  company  distributions  and for other purposes under rules  prescribed  pursuant to the Internal  Revenue
Code. An election can be made by the Fund to exempt those transactions from this marked-to-market treatment.

         Certain forward  contracts the Fund enters into may result in "straddles" for federal income tax purposes.  The straddle rules may affect the character and timing of gains (or losses) recognized by the Fund on straddle positions.  Generally,  a loss sustained on the  disposition of a position  making up a straddle is allowed only to the extent that the loss exceeds any  unrecognized  gain in the offsetting  positions making up the straddle.  Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:
(1)      gains or losses  attributable  to  fluctuations  in exchange  rates that occur  between the time the Fund accrues  interest or other  receivables  or accrues  expenses or other  liabilities  denominated  in a foreign  currency and the time the Fund actually collects such receivables or pays such liabilities, and
(2)      gains or losses  attributable  to fluctuations  in the value of a foreign  currency  between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

         Currency  gains and losses are offset  against  market gains and losses on each trade before  determining  a net "Section 988"
gain or loss under the  Internal  Revenue  Code for that trade,  which may  increase or  decrease  the amount of the Fund's  investment income available for distribution to its shareholders.
         |X|  Temporary  Defensive  and Interim  Investments.  When  market  conditions  are  unstable,  or the Manager  believes it is otherwise  appropriate to reduce holdings in stocks,  the Fund can invest in a variety of debt securities for defensive  purposes.  The
Fund can buy:
|_|      high-quality  (rated in the top rating categories of  nationally-recognized  rating  organizations or deemed by the Manager to be of comparable  quality),  short-term  money market  instruments,  including  those issued by the U. S. Treasury or other government agencies,
|_|      commercial paper (short-term,  unsecured,  promissory notes of domestic or foreign companies) rated in the top rating category of a nationally recognized rating organization,
|_|      debt obligations of corporate  issuers,  rated investment grade (rated at least Baa by Moody's Investors  Service,  Inc. or at least BBB by Standard & Poor's  Corporation,  or a  comparable  rating by another  rating  organization),  or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,
|_|      preferred stocks,
|_|      certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations, and
|_|      repurchase agreements.

         Short-term debt securities  would normally be selected for defensive or cash management  purposes because they can normally be disposed of quickly,  are not generally subject to significant  fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

Investment Restrictions

         |X|  What Are  "Fundamental  Policies?"  Fundamental  policies  are those  policies  that the Fund has  adopted  to govern its investments  that can be changed only by the vote of a "majority" of the Fund's  outstanding  voting  securities.  Under the Investment
Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:
         o    67% or more of the shares present or represented  by proxy at a shareholder  meeting,  if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
         o    more than 50% of the outstanding shares.

         The Fund's  investment  objective is a fundamental  policy.  Other  policies  described in the Prospectus or this Statement of
Additional  Information are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change  non-fundamental policies  without  shareholder  approval.  However,  significant  changes to investment  policies will be described in  supplements  or updates to the  Prospectus  or this  Statement of  Additional  Information,  as  appropriate.  The Fund's most  significant  investment policies are described in the Prospectus.

         |X| Does the Fund Have Additional  Fundamental  Policies?  The following  investment  restrictions are fundamental policies of the Fund.

         o The Fund  cannot  buy  securities  issued or  guaranteed  by any one  issuer if more  than 5% of its total  assets  would be invested in  securities  of that issuer or if it would then own more than 10% of that issuer's  voting  securities.  The limit does not apply to securities  issued by the U.S.  government  or any of its agencies or  instrumentalities  or  securities  of other  investment companies.
         o The Fund cannot make loans  except (a) through  lending of  securities,  (b)  through  the  purchase of debt  securities  or similar evidences of indebtedness,  (c) through an interfund  lending program with other affiliated  funds, and (d) through  repurchase agreements.

         o The Fund  cannot  borrow  money in excess of 33 1/3% of the value of its total  assets.  The Fund may borrow only from banks and/or  affiliated  investment  companies.  With respect to this  fundamental  policy,  the Fund can borrow only if it maintains a 300%
ratio of assets to borrowing at all times in the manner set forth in the Investment Company Act of 1940.

         o The Fund cannot  concentrate  investments.  That means it cannot  invest 25% or more of its total assets in companies in any one industry.  Obligations of the U.S. government,  its agencies and  instrumentalities  are not considered to be part of an "industry"
for the purposes of this restriction.

         o The Fund  cannot  invest in real estate or in  interests  in real  estate.  However,  the Fund can  purchase  securities  of companies holding real estate or interests in real estate.

         o The Fund  cannot  invest in  physical  commodities  or  physical  commodity  contracts  or buy  securities  for  speculative short-term purposes.  However, the Fund can buy and sell any of the hedging instruments  permitted by any of its other policies. It can also buy and sell options,  futures,  securities or other  instruments  backed by physical  commodities or whose  investment  return is linked to changes in the price of physical commodities.

         o The Fund  cannot  underwrite  securities  of  other  companies.  A  permitted  exception  is in case it is  deemed  to be an underwriter under the Securities Act of 1933 when reselling any securities held in its own portfolio.

         o The Fund cannot issue "senior  securities,"  but this does not prohibit  certain  investment  activities for which assets of the Fund are  designated  as  segregated,  or  margin,  collateral  or  escrow  arrangements  are  established,  to cover  the  related obligations.  Examples of those activities include borrowing money,  reverse repurchase  agreements,  delayed-delivery  and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

         As a  non-fundamental  investment  policy,  the Fund can  invest  all of its  assets in the  securities  of a single  open-end management  investment company for which the Manager,  one of its subsidiaries or a successor is the investment advisor or sub-advisor.
That  fund  must  have  substantially  the  same  fundamental  investment  objective,  policies  and  limitations  as  the  Fund.  This non-fundamental  policy that permits the Fund to invest its assets in an open-end  management  investment company would permit the fund to adopt a "fund-of-funds"  or  "master-feeder"  structure.  This could enable the Fund to take advantage of potential  operational and cost efficiencies in either a fund-of-funds or master-feeder  structure.  The Fund has no present intention of adopting a fund-of-funds or master-feeder structure. If it did so, the Prospectus and this Statement of Additional Information would be revised accordingly.

         Unless the  Prospectus  or this  Statement  of  Additional  Information  states that a  percentage  restriction  applies on an on-going  basis,  it applies only at the time the Fund makes an  investment.  The Fund need not sell  securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.
         For purposes of the Fund's policy not to concentrate  its  investments as described  above,  the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. That is not a fundamental policy.

How the Fund is Managed

Organization and History.  The Fund is an open-end,  diversified  management  investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1999.

         The Fund is governed by a Board of  Trustees,  which is  responsible  for  protecting  the  interests  of  shareholders  under
Massachusetts  law. The Trustees meet periodically  throughout the year to oversee the Fund's activities,  review its performance,  and review the actions of the Manager.

         |X|  Classes of Shares. The Board of Trustees has the power,  without shareholder  approval,  to divide unissued shares of the
Fund into two or more classes.  The Board has done so, and the Fund  currently  offers five classes of shares:  Class A, Class B, Class
C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares:

o        has its own dividends and distributions,
o        pays certain expenses which may be different for the different classes,
o        may have a different net asset value,
o        may have separate  voting rights on matters in which  interests of one class are different  from  interests of another  class,
             and
o        votes as a class on matters that affect that class alone.

         Shares are freely  transferable,  and each share of each class has one vote at shareholder  meetings,  with fractional  shares voting  proportionally  on matters  submitted to the vote of  shareholders.  Each share of the Fund  represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

         The Trustees are  authorized to create new series and classes of shares.  The Trustees may reclassify  unissued  shares of the
Fund into  additional  series or classes of shares.  The  Trustees  also may divide or combine  the shares of a class into a greater or lesser  number of shares  without  changing the  proportionate  beneficial  interest of a shareholder  in the Fund.  Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

         |X| Meetings of  Shareholders.  As a  Massachusetts  business  trust,  the Fund is not required to hold,  and does not plan to hold,  regular annual  meetings of  shareholders.  The Fund will hold meetings when required to do so by the Investment  Company Act or other  applicable  law.  It will also do so when a  shareholder  meeting  is called  by the  Trustees  or upon  proper  request  of the shareholders.

         Shareholders have the right,  upon the declaration in writing or vote of two-thirds of the outstanding  shares of the Fund, to remove a Trustee.  The Trustees  will call a meeting of  shareholders  to vote on the removal of a Trustee upon the written  request of the record holders of 10% of its  outstanding  shares.  If the Trustees  receive a request from at least 10  shareholders  stating that they wish to  communicate  with other  shareholders  to request a meeting to remove a Trustee,  the Trustees  will then either make the
Fund's shareholder list available to the applicants or mail their  communication to all other shareholders at the applicants'  expense.
The  shareholders  making the request  must have been  shareholders  for at least six months and must hold shares of the Fund valued at
$25,000 or more or  constituting  at least 1% of the Fund's  outstanding  shares,  whichever is less.  The Trustees may also take other action as permitted by the Investment Company Act.

         |X|  Shareholder  and Trustee  Liability.  The Fund's  Declaration of Trust  contains an express  disclaimer of shareholder or
Trustee  liability for the Fund's  obligations.  It also provides for  indemnification  and reimbursement of expenses out of the Fund's property for any shareholder held personally  liable for its obligations.  The Declaration of Trust also states that upon request,  the
Fund shall assume the defense of any claim made  against a  shareholder  for any act or  obligation  of the Fund and shall  satisfy any judgment on that claim.  Massachusetts  law permits a shareholder of a business trust (such as the Fund) to be held  personally  liable as a "partner"  under certain  circumstances.  However,  the risk that a Fund  shareholder  will incur  financial  loss from being held liable as a  "partner"  of the Fund is limited to the  relatively  remote  circumstances  in which the Fund would be unable to meet its obligations.

         The Fund's  contractual  arrangements  state that any person doing  business with the Fund (and each  shareholder of the Fund)
agrees under its  Declaration of Trust to look solely to the assets of the Fund for  satisfaction of any claim or demand that may arise out of any dealings  with the Fund.  Additionally,  the  Trustees  shall have no personal  liability to any such person,  to the extent permitted by law.

Trustees and Officers of the Fund.  The Trustees and officers of the Fund and their  principal  occupations  and business  affiliations during the past five years are listed below.  Trustees denoted with an asterisk (*) below are deemed to be "interested  persons" of the
Fund under the Investment  Company Act. All of the Trustees are also trustees,  directors or managing general partners of the following
Denver-based Oppenheimer funds1:

Oppenheimer Cash Reserves                                       Oppenheimer Select Managers
Oppenheimer Champion Income Fund                                Oppenheimer Senior Floating Rate Fund
Oppenheimer Capital Income Fund                                 Oppenheimer Strategic Income Fund
Oppenheimer High Yield Fund                                     Oppenheimer Total Return Fund, Inc
Oppenheimer International Bond Fund                             Oppenheimer Variable Account Funds
Oppenheimer Integrity Funds                                     Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund                        Centennial America Fund, L.P.
Oppenheimer Main Street Funds, Inc.                             Centennial California Tax Exempt Trust
Oppenheimer Main Street Opportunity Fund                        Centennial Government Trust
Oppenheimer Municipal Fund                                      Centennial Money Market Trust
Oppenheimer Real Asset Fund                                     Centennial New York Tax Exempt Trust
                                                                Centennial Tax Exempt Trust

         Messrs.  Swain,  Murphy,  Wixted,  Zack, Bishop and Farrar,  who are officers of the Fund,  respectively hold the same offices with the other  Denver-based  Oppenheimer  funds.  As of October 9, 2001,  the  Trustees and officers of the Fund as a group owned less than 1% of the outstanding  shares of the Fund. The foregoing  statement does not reflect shares held of record by an employee  benefit plan for employees of the Manager other than shares  beneficially  owned under that plan by the officers of the Fund listed below.  Mr.
Murphy is a Trustee of that plan.

James C. Swain, Chairman, Chief Executive Officer and Trustee, Age: 68.
6803 South Tucson Way, Englewood, Colorado 80112
Vice Chairman of the Manager (since September 1988);  formerly President and a director of Centennial Asset Management  Corporation,  a wholly-owned  subsidiary of the Manager and Chairman of the Board of Shareholder  Services,  Inc., a transfer  agent  subsidiary of the
Manager.

John Murphy*, President and Trustee; Age: 52.
1295 State Street, Springfield, MA 01111
President and Chief  Operating  Officer  (since 2000),  OppenheimerFunds,  Inc.;  Executive Vice  President  (since 1997),  MassMutual;
Executive Vice President,  Director and Chief  Operating  Officer  (1995-1997),  David L. Babson and Company  Incorporated  (investment adviser);  Senior Vice President and Director (1995-1997),  Potomac Babson Incorporated  (investment adviser);  Chief Operating Officer
(1993-1996),  Concert Capital Management,  Inc.  (investment  adviser);  Trustee and President (since 1999), MML Series Investment Fund
(open-end investment company).

William L. Armstrong, Trustee, Age: 64.
6803 South Tucson Way, Englewood, Colorado 80112
Chairman of the following  private mortgage banking  companies:  Cherry Creek Mortgage Company (since 1991),  Centennial State Mortgage
Company (since 1994), The El Paso Mortgage  Company (since 1993),  Transland  Financial  Services,  Inc. (since 1997);  Chairman of the following private  companies:  Frontier Real Estate,  Inc.  (residential  real estate  brokerage)  (since 1994),  Frontier Title (title insurance  agency) (since 1995),  Great Frontier  Insurance  (insurance  agency) (since 1995) and Ambassador Media  Corporation  (since
1984);  Director of the  following  public  companies:  Storage  Technology  Corporation  (computer  equipment  company)  (since 1991),
Helmerich & Payne,  Inc. (oil and gas  drilling/production  company)  (since 1992),  UNUMProvident  (insurance  company)  (since 1991);
formerly Director of International  Family Entertainment  (television  channel) (1992 - 1997) and Natec Resources,  Inc. (air pollution control equipment and services company) (1991-1995); formerly U.S. Senator (January 1979-January 1991).

Robert G. Avis, Trustee, Age: 70.
6803 South Tuscon Way, Englewood, Colorado 80112
Formerly,  (until  February 2001)  Director and President of A.G.  Edwards  Capital,  Inc.  (General  Partner of private equity funds), formerly,  (until March 2000) Chairman,  President and Chief Executive Officer of A.G. Edwards Capital,  Inc.;  formerly,  (until March
1999) Vice  Chairman  and  Director of A.G.  Edwards,  Inc. and Vice  Chairman of A.G.  Edwards & Sons,  Inc.  (its  brokerage  company subsidiary);  (until March 1999)  Chairman of A.G.  Edwards Trust Company and A.G. E. Asset  Management  (investment  advisor);  (until
March 2000) a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company.

George C. Bowen, Trustee, Age: 65.
6803 South Tuscon Way, Englewood, Colorado 80112
Formerly  (until April 1999) Mr. Bowen held the following  positions:  Senior Vice President  (from September 1987) and Treasurer (from
March 1985) of the Manager;  Vice President (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds,  Distributor,  Inc., a subsidiary of the Manager and the Fund's  Distributor;  Senior Vice President  (since  February  1992),  Treasurer  (since July 1991)
Assistant  Secretary and a director (since December 1991) of Centennial  Asset  Management  Corporation;  Vice President (since October
1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation;  President,  Treasurer and a director of Centennial
Capital  Corporation  (since June 1989);  Vice  President  and  Treasurer  (since  August  1978) and  Secretary  (since  April 1981) of
Shareholder  Services,  Inc.; Vice President,  Treasurer and Secretary of Shareholder  Financial Services,  Inc. (since November 1989);
Assistant Treasurer of Oppenheimer  Acquisition Corp. (since March 1998);  Treasurer of Oppenheimer  Partnership Holdings,  Inc. (since
November  1989);  Vice  President  and  Treasurer  of  Oppenheimer  Real  Asset  Management,  Inc.  (since  July  1996);  Treasurer  of
OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997).

Edward L. Cameron, Trustee, Age: 63.
6803 South Tuscon Way, Englewood, Colorado 80112
Formerly (from  1974-1999) a partner with  PricewaterhouseCoopers  LLC (an accounting  firm) and Chairman,  Price Waterhouse LLP Global
Investment Management Industry Services Group (from 1994-1998).

Jon S. Fossel, Trustee, Age: 59.
6803 South Tuscon Way, Englewood, Colorado 80112
Formerly  (until  October 1995)  Chairman and a director of the Manager;  President and a director of  Oppenheimer  Acquisition  Corp.,
Shareholder Services, Inc. and Shareholder Financial Services, Inc.

Sam Freedman, Trustee, Age: 61.
6803 South Tuscon Way, Englewood, Colorado 80112
Formerly (until October 1994) Chairman and Chief Executive  Officer of  OppenheimerFunds  Services,  Chairman,  Chief Executive Officer
and a director of Shareholder Services,  Inc., Chairman,  Chief Executive Officer and director of Shareholder Financial Services, Inc.,
Vice President and director of Oppenheimer Acquisition Corp. and a director of OppenheimerFunds, Inc.

C. Howard Kast, Trustee, Age: 79.
6803 South Tuscon Way, Englewood, Colorado 80112
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

Robert M. Kirchner, Trustee, Age: 80.
6803 South Tuscon Way, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

F. William Marshall, Jr., Trustee, Age: 59.
6803 South Tuscon Way, Englewood, Colorado 80112
Formerly (until 1999) Chairman of SIS & Family Bank,  F.S.B.  (formerly SIS Bank);  President,  Chief Executive Officer and Director of
SIS Bankcorp.,  Inc. and SIS Bank (formerly Springfield Institution for Savings) (1993-1999);  Executive Vice President (until 1999) of
Peoples Heritage  Financial  Group,  Inc.;  Chairman and Chief Executive  Office of Bank of Ireland First Holdings,  Inc. and First New
Hampshire  Banks  (1990-1993);  Trustee  (since 1996) of MassMutual  Institutional  Funds and of MML Series  Investment  Fund (open-end investment companies).

Charles Albers, Vice President and Portfolio Manager, Age: 60.
6803 South Tuscon Way, Englewood, Colorado 80112
Senior Vice President  (since April 1998) of the Manager;  a Certified  Financial  Analyst;  an officer and portfolio  manager of other
Oppenheimer  funds;  formerly a Vice  President  and  portfolio  manager for Guardian  Investor  Services,  the  investment  management subsidiary of The Guardian Life Insurance Company (1972 - April 1998).

Mark Zavanelli, Assistant Vice President and Portfolio Manager; Age: 30.
6803 South Tuscon Way, Englewood, Colorado 80112
Assistant Vice President (since May 1998) of the Manager; a Chartered  Financial  Analyst;  an officer and portfolio manager of another
Oppenheimer fund. Prior to joining the Manager in May 1998 he was President of Waterside Capital  Management,  a registered  investment advisor (August 1995 - April 1998) and a financial research analyst for Elder Research (June 1997 - April 1998).

Brian W. Wixted, Treasurer and Principal Financial and Accounting Officer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer  (since March 1999) of the Manager;  Treasurer  (since March 1999) of HarbourView  Asset Management
Corporation,  Shareholder Services,  Inc.,  Oppenheimer Real Asset Management  Corporation,  Shareholder  Financial Services,  Inc. and
Oppenheimer  Partnership  Holdings,  Inc., of OFI Private  Investments,  Inc. (since March 2000) and of OppenheimerFunds  International
Ltd. and  Oppenheimer  Millennium  Funds plc (since May 2000);  Treasurer and Chief  Financial  Officer (since May 2000) of PIMCO Trust
Company;  Assistant Treasurer (since March 1999) of Oppenheimer  Acquisition Corp. and of Centennial Asset Management  Corporation;  an
officer of other  Oppenheimer  funds;  formerly  Principal and Chief  Operating  Officer,  Bankers Trust Company - Mutual Fund Services
Division  (March 1995 - March 1999);  Vice  President  and Chief  Financial  Officer of CS First  Boston  Investment  Management  Corp.
(September 1991 - March 1995).

Robert G. Zack, Vice President and Secretary, Age: 53.
498 Seventh Avenue, New York, New York 10018
Acting General Counsel (From November 1, 2001),  Senior Vice President (since May 1985),  formerly  Associate General Counsel (from May
1981 through October 2001) of OppenheimerFunds,  Inc.; Assistant Secretary of Shareholder Services, Inc. (since May 1985),  Shareholder
Financial  Services,  Inc. (since November  1989);  OppenheimerFunds  International  Ltd. And Oppenheimer  Millennium  Funds plc (since
October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the  Manager/Mutual  Fund Accounting (since May 1996); an officer of other Oppenheimer  funds;  formerly an Assistant
Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Manager/Mutual Fund Accounting (since May 1996);  Assistant Treasurer of Oppenheimer  Millennium Funds plc (since
October 1997);  an officer of other  Oppenheimer  Funds;  formerly an Assistant Vice President of the  Manager/Mutual  Fund  Accounting
(April 1994 - May 1996), and a Fund Controller of the Manager.
         |_|  Remuneration  of  Trustees.  The  officers  of the Fund and two  Trustees  of the Fund (Mr.  Murphy  and Mr.  Swain)  are
affiliated  with the Manager and receive no salary or fee from the Fund. The remaining  Trustees of the Fund received the  compensation shown below from the Fund with respect to the Fund's fiscal year ended June 30, 2001.  The  compensation  from all of the  Denver-based
Oppenheimer funds represents  compensation  received as a director,  trustee,  managing general partner or member of a committee of the
Board during the calendar year 2000.

------------------------------------------- ----------------------------------- -----------------------------------
                                                        Aggregate                       Total Compensation
Trustee/Director's Name                                Compensation                   from all Denver-Based
And other Positions1                                 from Fund/Trust1                   Oppenheimer Funds2
------------------------------------------- ----------------------------------- -----------------------------------
                                            ----------------------------------- -----------------------------------
William L. Armstrong                                      $ 385                              $ 49,270
Review  Committee Member
------------------------------------------- ----------------------------------- -----------------------------------
                                            ----------------------------------- -----------------------------------
Robert G. Avis
Review Committee Member                                   $ 449                              $ 72,000
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
William A. Baker                                           $355                              $63,999
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
George C. Bowen
Review Committee Member                                   $ 388                              $ 55,948
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
Edward L. Cameron
Audit Committee Chairman                                  $ 296                              $ 26,709
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
Jon. S. Fossel
Review Committee Chairman                                 $ 487                              $ 77,880
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
Sam Freedman
Review Committee Member                                   $ 510                              $ 80,100
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
Raymond J. Kalinowski                                      $348                              $73,500
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
C. Howard Kast
Audit Committee Member                                    $ 540                              $ 86,150
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
Robert M. Kirchner                                        $ 490                              $ 76,950
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
F. William Marshall, Jr.
Audit Committee Member                                    $ 199                              $ 3,768
------------------------------------------- ----------------------------------- -----------------------------------
------------------------------------------- ----------------------------------- -----------------------------------
Ned M. Steel                                               $355                              $63,999
------------------------------------------- ----------------------------------- -----------------------------------
1. For the Fund/Trust's fiscal year end 6/30/01.
2. For the 2000 calendar year.
3. Effective July 1, 2000,  Messrs.  Baker and Steel resigned as Trustee of the Fund and subsequently  became Trustees  Emeritus of the
Fund. For the fiscal year ended 6/30/01,  Messrs.  Baker and Steel each received $355 aggregate  compensation from the Fund and for the calendar year ended December 31, 2000, they each received $63,999 total compensation from all Denver-based Oppenheimer funds.
4.  Effective  April 5, 2001,  Mr.  Kalinowski  resigned as Trustee of the Fund.  For the fiscal  year ended  6/30/01,  Mr.  Kalinowski received  $348  aggregate  compensation  from the Fund and for the calendar  year ended  December 31, 2000,  he received  $73,500 total compensation from all Denver-based Oppenheimer funds.

         |_| Deferred  Compensation  Plan. The Board of Trustees has adopted a Deferred  Compensation Plan for  disinterested  trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.  Under the plan, the compensation  deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more  Oppenheimer  funds  selected by the Trustee.  The amount paid to the Trustee under the plan will be determined  based upon the performance of the selected funds.

         Deferral  of  Trustee's  fees under the plan will not  materially  affect the Fund's  assets,  liabilities  and net income per share.  The plan will not obligate the Fund to retain the services of any Trustee or to pay any  particular  level of  compensation  to any Trustee.  Pursuant to an Order issued by the Securities and Exchange  Commission,  the Fund may invest in the funds selected by the
Trustee under the plan without  shareholder  approval for the limited  purpose of determining  the value of the Trustee's  deferred fee account.

         |_| Major  Shareholders.  As of  October  9,  2001,  the only  persons  who  owned of record or were  known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were the following:

         MLPF & S for the Sole Benefit of its Customers,  Attn: Fund Admin.,  4800 Deer Lake Drive E., Floor 3,  Jacksonville,  Florida
         32246-6484,  which owned  363,589.059  Class C shares (5.19% of the Class C shares then  outstanding),  for the benefit of its customers.

         Anthony Di Maria TR TJH Medical  Services PC 401K, 8906 135th Street,  Suite 7E,  Jamaica,  New York  11418-2834,  which owned
         31,775.608 Class N shares (19.05% of the Class N shares then outstanding), for the benefit of its customers.

         RPSS TR Piedmont  Truck Tires,  Inc.  401K Plan,  Attn:  Casey  Younts,  312 S.  Regional  Road,  Greensboro,  North  Carolina
         27409-9674,  which owned  15,802.676  Class N shares  (9.47% of the Class N shares then  outstanding),  for the benefit of its customers.

         RPSS TR Greystar  Management  Services LP 401K Plan,  Attn:  Tony  Wheeler,  3411 Richmond  Ave.,  Suite 200,  Houston,  Texas
         77046-3412,  which  owned  11,687.651  Class N shares  (7% of the Class N shares  then  outstanding),  for the  benefit of its customers.

         RPSS TR Dick  Broadcasting  Co.,  Inc.  401K  Plan,  Attn:  Cindy  Evans,  192 E. Lewis  Street,  Greensboro,  North  Carolina
         27406-1459,  which owned  11,425.441  Class N shares  (6.85% of the Class N shares then  outstanding),  for the benefit of its customers.

         Bill Paul TR First  Mortgage  Corp.  401K Ret. & Savings  Plan,  Attn:  Michelle  Desilva,  19831  Governors  Hwy,  Suite 100,
         Flossmoor,  IL  60422-2001,  which owned  11,334.945  Class N shares (6.79% of the Class N shares then  outstanding),  for the benefit of its customers.

         Reliance Trust Company Cust. FBO Callas  Contractors,  Inc., 3300 Northeast Expy NE, Suite 200, Atlanta,  Georgia  30341-3941,
         which owned 10,984.613 Class N shares (6.58% of the Class N shares then outstanding).

         The Manager owns 99.66% of the Fund's Class Y shares.

The Manager.  The Manager is wholly-owned by Oppenheimer  Acquisition Corp., a holding company controlled by Massachusetts  Mutual Life
Insurance Company.

              |X| Code of Ethics.  The Fund,  the  Manager  and the  Distributor  have a Code of Ethics.  It is  designed to detect and prevent improper personal trading by certain  employees,  including  portfolio  managers,  that would compete with or take advantage of the Fund's portfolio  transactions.  Covered persons include persons with knowledge of the investments and investment intentions of the
Fund and other funds  advised by the Manager.  The Code of Ethics does permit  personnel  subject to the Code to invest in  securities, including  securities that may be purchased or held by the Fund, subject to a number of restrictions and controls.  Compliance with the
Code of Ethics is carefully monitored and enforced by the Manager.

         The Code of Ethics is an exhibit to the Fund's  registration  statement filed with the Securities and Exchange  Commission and can be reviewed  and copied at the SEC's Public  Reference  Room in  Washington,  D.C.  You can obtain  information  about the hours of operation  of the Public  Reference  Room by calling  the SEC at  1-202-942-8090.  The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at HTTP://WWW.SEC.GOV.  Copies may be obtained,
                                                                                           ------------------
after paying a  duplicating  fee, by electronic  request at the following  E-mail  address:  PUBLICINFO@SEC.GOV.,  or by writing to the
                                                                                             -------------------
SEC's Public Reference Section, Washington, D.C. 20549-0102.

         |_| The Investment  Advisory  Agreement.  The Manager provides  investment  advisory and management services to the Fund under an  investment  advisory  agreement  between the Manager and the Fund.  The Manager  selects  securities  for the Fund's  portfolio and handles  its  day-to-day  business.  The  portfolio  managers  of the Fund are  employed  by the  Manager  and are the  persons who are principally  responsible  for the  day-to-day  management of the Fund's  portfolio.  Other members of the  Manager's  Equity  Portfolio
Department provide the portfolio managers with counsel and support in managing the Fund's portfolio.

         The  agreement  requires  the  Manager,  at its  expense,  to provide the Fund with  adequate  office  space,  facilities  and equipment.  It also requires the Manager to provide and supervise the activities of all  administrative and clerical personnel required to provide  effective  administration  for the Fund.  Those  responsibilities  include the  compilation and maintenance of records with respect to its  operations,  the  preparation and filing of specified  reports,  and  composition of proxy  materials and  registration statements for continuous public sale of shares of the Fund.

         The Fund pays  expenses not  expressly  assumed by the Manager  under the advisory  agreement.  The advisory  agreement  lists examples of  expenses  paid by the Fund.  The major  categories  relate to  interest,  taxes,  brokerage  commissions,  fees to certain
Trustees,  legal and audit expenses,  custodian and transfer agent expenses,  share issuance costs,  certain  printing and registration costs and  non-recurring  expenses,  including  litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates  described in the  Prospectus,  which are applied to the assets of the Fund as a whole.  The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

               --------------------------------------- -------------------------------------------
                                                       Management Fees Paid to OppenheimerFunds,
                         Fiscal Year Ended:                               Inc.
               --------------------------------------- -------------------------------------------
               --------------------------------------- -------------------------------------------
                              06/30/001                               $ 1,011,905
               --------------------------------------- -------------------------------------------
               --------------------------------------- -------------------------------------------
                              06/30/01                                $ 2,888,009
               --------------------------------------- -------------------------------------------
         1. For the period from 08/2/99 (commencement of operations).

         The investment  advisory  agreement  states that in the absence of willful  misfeasance,  bad faith,  gross  negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory  agreement,  the Manager is not liable for any loss sustained by reason of any investment of Fund assets made with due care and in good faith.

         The agreement permits the Manager to act as investment  advisor for any other person,  firm or corporation and to use the name
"Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general  distributor.  If the
Manager  shall no longer  act as  investment  advisor  to the Fund,  the  Manager  may  withdraw  the right of the Fund to use the name
"Oppenheimer" as part of its name.

Brokerage Policies of the Fund

Brokerage  Provisions of the Investment  Advisory  Agreement.  One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio  transactions  for the Fund.  The advisory  agreement  contains  provisions  relating to the  employment of broker-dealers  to  effect  the  Fund's  portfolio  transactions.  The  Manager  is  authorized  by the  advisory  agreement  to employ broker-dealers,  including  "affiliated"  brokers,  as that term is defined in the  Investment  Company  Act.  The  Manager  may employ broker-dealers  that the Manager thinks, in its best judgment based on all relevant  factors,  will implement the policy of the Fund to obtain, at reasonable expense,  the "best execution" of the Fund's portfolio  transactions.  "Best execution" means prompt and reliable execution at the most favorable price obtainable.  The Manager need not seek competitive  commission  bidding.  However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions  paid to the extent  consistent with the interests and policies of the Fund as established by its Board of Trustees.

         Under the  investment  advisory  agreement,  the Manager may select  brokers (other than  affiliates)  that provide  brokerage and/or research  services for the Fund and/or the other accounts over which the Manager or its affiliates  have investment  discretion.
The  commissions  paid to such brokers may be higher than another  qualified  broker would  charge,  if the Manager  makes a good faith determination that the commission is fair and reasonable in relation to the services provided.  Subject to those  considerations,  as a factor in  selecting  brokers for the Fund's  portfolio  transactions,  the Manager may also  consider  sales of shares of the Fund and other investment companies for which the Manager or an affiliate serves as investment advisor.

Brokerage  Practices Followed by the Manager.  The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and the procedures and rules described above.  Generally,  the Manager's  portfolio traders allocate brokerage based upon  recommendations  from the Manager's  portfolio managers.  In certain instances,  portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

         Transactions  in securities  other than those for which an exchange is the primary market are generally  done with  principals or market makers.  In transactions  on foreign  exchanges,  the Fund may be required to pay fixed  brokerage  commissions and therefore would not have the  benefit of  negotiated  commissions  available  in U.S.  markets.  Brokerage  commissions  are paid  primarily  for transactions  in listed  securities or for certain  fixed-income  agency  transactions  in the secondary  market.  Otherwise  brokerage commissions  are paid  only if it  appears  likely  that a better  price or  execution  can be  obtained  by  doing  so.  In an  option transaction,  the Fund  ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

         Other funds advised by the Manager have investment  policies  similar to those of the Fund.  Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund,  which could affect the supply and price of the  securities.  If two or more funds advised by the Manager  purchase the same  security on the same day from the same dealer,  the  transactions  under those combined  orders are  averaged as to price and  allocated  in  accordance  with the  purchase or sale orders  actually  placed for each account.

         Most  purchases  of debt  obligations  are  principal  transactions  at net  prices.  Instead  of  using a  broker  for  those transactions,  the Fund normally deals directly with the selling or purchasing  principal or market maker unless the Manager determines that a better  price or  execution  can be  obtained  by using the  services  of a  broker.  Purchases  of  portfolio  securities  from underwriters  include a commission  or  concession  paid by the issuer to the  underwriter.  Purchases  from  dealers  include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of these orders at the most favorable net price.

         The investment  advisory  agreement  permits the Manager to allocate  brokerage for research  services.  The research services provided by a  particular  broker may be useful only to one or more of the  advisory  accounts of the Manager and its  affiliates.  The investment  research  received  for the  commissions  of those  other  accounts  may be useful  both to the Fund and one or more of the
Manager's  other  accounts.  Investment  research may be supplied to the Manager by a third party at the  instance of a broker  through which trades are placed.

         Investment  research  services  include  information and analysis on particular  companies and industries as well as market or economic trends and portfolio  strategy,  market  quotations for portfolio  evaluations,  information  systems,  computer  hardware and similar  products and services.  If a research  service also assists the Manager in a  non-research  capacity  (such as  bookkeeping or other  administrative  functions),  then only the  percentage or component  that provides  assistance to the Manager in the  investment decision-making process may be paid in commission dollars.

         The Board of  Trustees  permits  the Manager to use stated  commissions  on  secondary  fixed-income  agency  trades to obtain research if the broker  represents to the Manager  that:  (i) the trade is not from or for the broker's own  inventory,  (ii) the trade was executed by the broker on an agency basis at the stated commission,  and (iii) the trade is not a riskless  principal  transaction.
The Board of Trustees  permits the Manager to use  concessions on fixed-price  offerings to obtain  research,  in the same manner as is permitted for agency transactions.

         The research  services  provided by brokers  broadens the scope and supplements the research  activities of the Manager.  That research  provides  additional  views and comparisons  for  consideration,  and helps the Manager to obtain market  information for the valuation of  securities  that are either held in the Fund's  portfolio or are being  considered  for  purchase.  The Manager  provides information to the Board about the commissions  paid to brokers  furnishing such services,  together with the Manager's  representation that the amount of such commissions was reasonably related to the value or benefit of such services.

         ------------------------------------ ---------------------------------------------------------------
              Fiscal Year Ended 06/30:                Total Brokerage Commissions Paid by the Fund2
         ------------------------------------ ---------------------------------------------------------------
         ------------------------------------ ---------------------------------------------------------------
                        20001                                           $ 604,2413
         ------------------------------------ ---------------------------------------------------------------
         ------------------------------------ ---------------------------------------------------------------
                        2001                                            $ 1,699,7444
         ------------------------------------ ---------------------------------------------------------------
         1. For the period from 08/2/99 (commencement of operations).
         2. Amounts do not include spreads or concessions on principal transactions on a net trade basis.
         3. In the fiscal  year ended  06/30/00,  the amount of  transactions  directed to brokers for  research  services  was
         $5,073,569 and the amount of the commissions paid to broker-dealers for those services was $10,551.
         4. In the fiscal year ended  06/30/01,  the amount of transactions  directed to brokers for research  services was $17,121,919 and the amount of the commissions paid to broker-dealers for those services was $42,679.

Distribution and Service Plans

The Distributor.  Under its General Distributor's  Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous  public  offering of the different  classes of shares of the Fund.  The  Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

-------------- --------------- ------------------ ----------------- ----------------- ----------------- -----------------
               Aggregate
               Front-End       Class A            Concessions       Concessions       Concessions       Concessions
Fiscal         Sales           Front-End          on Class          on Class          on Class          on Class
Year           Charges         Sales Charges      A Shares          B Shares          C Shares          N Shares
Ended          on Class A      Retained by        Advanced by       Advanced by       Advanced by       Advanced by
06/30:         Shares          Distributor        Distributor1      Distributor1      Distributor1      Distributor1
-------------- --------------- ------------------ ----------------- ----------------- ----------------- -----------------
-------------- --------------- ------------------ ----------------- ----------------- ----------------- -----------------
    2000         $1,326,477        $ 409,675         $ 107,654        $ 2,005,132        $ 218,672            N/A
-------------- --------------- ------------------ ----------------- ----------------- ----------------- -----------------
-------------- --------------- ------------------ ----------------- ----------------- ----------------- -----------------
    2001         $1,418,890       $ 448, 413         $ 131,792        $ 2,069,956        $ 370,022          $ 7,299
-------------- --------------- ------------------ ----------------- ----------------- ----------------- -----------------
1.       The  Distributor  advances  concession  payments to dealers  for certain  sales of Class A shares and for sales of Class B and
Class C shares from its own resources at the time of sale.
*                 Includes amounts retained by a broker-dealer that is an affiliate or a parent of the distributor.

------------ ------------------------------ ------------------------------- ------------------------------- -------------------------------
             Class A Contingent             Class B Contingent              Class C Contingent              Class N Contingent
Fiscal Year  Deferred Sales Charges         Deferred Sales Charges          Deferred Sales Charges          Deferred Sales Charges
Ended 06/30  Retained by Distributor        Retained by Distributor         Retained by Distributor         Retained by Distributor
------------ ------------------------------ ------------------------------- ------------------------------- -------------------------------
------------ ------------------------------ ------------------------------- ------------------------------- -------------------------------
   2000                   $0                           $65,916                          $9,376                           N/A
------------ ------------------------------ ------------------------------- ------------------------------- -------------------------------
------------ ------------------------------ ------------------------------- ------------------------------- -------------------------------
   2001                  $ 840                         $170,769                       $ 16, 372                           $0
------------ ------------------------------ ------------------------------- ------------------------------- -------------------------------

Distribution  and Service Plans.  The Fund has adopted a Service Plan for Class A shares and  Distribution  and Service Plans for Class
B, Class C and Class N shares under Rule 12b-1 of the Investment  Company Act. Under those plans the Fund pays the  Distributor for all or a portion of its costs incurred in connection with the  distribution  and/or servicing of the shares of the particular  class.  Each
plan has been approved by a vote of the Board of Trustees, including a majority of the Independent Trustees2,  cast  in   person  at  a
meeting called for the purpose of voting on that plan.

         Under the plans,  the Manager and the  Distributor  may make payments to affiliates,  in their sole  discretion,  from time to time,  and may use their own  resources  (at no direct  cost to the Fund) to make  payments  to  brokers,  dealers  or other  financial institutions  for  distribution  and  administrative  services they  perform.  The Manager may use its profits from the advisory fee it receives  from the Fund.  In their sole  discretion,  the  Distributor  and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

         Unless a plan is terminated as described  below,  the plan  continues in effect from year to year but only if the Fund's Board of Trustees and its Independent  Trustees  specifically  vote annually to approve its  continuance.  Approval must be by a vote cast in person at a meeting  called for the purpose of voting on  continuing  the plan. A plan may be  terminated  at any time by the vote of a majority of the  Independent  Trustees or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding shares of that class.

         The Board of Trustees and the  Independent  Trustees must approve all material  amendments to a plan. An amendment to increase materially  the amount of payments to be made under a plan must be approved by  shareholders  of the class  affected by the  amendment.
Because  Class B shares of the Fund  automatically  convert into Class A shares  after six years,  the Fund must obtain the approval of both Class A and Class B shareholders for a proposed  material  amendment to the Class A Plan that would materially  increase  payments under the Plan.

      While the Plans are in effect,  the Treasurer of the Fund shall  provide  separate  written  reports on the plans to the Board of
Trustees at least  quarterly for its review.  The Reports shall detail the amount of all payments made under a plan and the purpose for which the payments were made. Those reports are subject to the review and approval of the Independent Trustees.

         Each Plan  states  that  while it is in  effect,  the  selection  and  nomination  of those  Trustees  of the Fund who are not
"interested persons" of the Fund is committed to the discretion of the Independent  Trustees.  This does not prevent the involvement of others in the selection and  nomination  process as long as the final  decision as to selection or nomination is approved by a majority of the Independent Trustees.

         Under the plans for a class,  no payment will be made to any  recipient in any quarter in which the  aggregate net asset value of all Fund shares of that class held by the  recipient  for itself and its customers  does not exceed a minimum  amount,  if any, that may be set from time to time by a majority of the  Independent  Trustees.  The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

         |_| Class A Service Plan Fees.  Under the Class A service plan, the  Distributor  currently uses the fees it receives from the
Fund to pay brokers,  dealers and other  financial  institutions  (they are  referred to as  "recipients")  for  personal  services and account maintenance  services they provide for their customers who hold Class A shares. The services include,  among others,  answering customer inquiries about the Fund,  assisting in establishing and maintaining  accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor.  The Class A service plan permits  reimbursements to the  Distributor  at a rate of up to 0.25% of  average  annual  net assets of Class A shares.  While the plan  permits  the Board to authorize  payments to the Distributor to reimburse  itself for services under the plan, the Board has not yet done so. The Distributor makes  payments to plan  recipients  quarterly at an annual rate not to exceed  0.25% of the average  annual net assets  consisting  of
Class A shares held in the accounts of the recipients or their customers.

         For the fiscal year ended June 30, 2001  payments made under the Class A Plan totaled  $480,204,  all of which was paid by the
Distributor to recipients.  That included $43, 215 paid to an affiliate of the Distributors parent company.  Any unreimbursed  expenses the Distributor  incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent  years. The Distributor may not use payments received under the Class A Plan to pay any of its interest  expenses,  carrying charges,  or other financial costs, or allocation of overhead.

         |_| Class B, Class C and Class N Service and Distribution  Plan Fees. Under each plan,  service fees and distribution fees are computed on the average of the net asset value of shares in the respective  class,  determined as of the close of each regular business day during the period.  Under the plans, the Fund pays the Distributor an annual  asset-based sales charge of 0.75% per year on Class B and on Class C shares and the Fund pays the  Distributor an annual  asset-based  sales charge of 0.25% per year on Class N shares.  The
Distributor also receives a service fee of 0.25% per year under each plan.

      The Class B, Class C and the Class N Plans permit the  Distributor to retain both the  asset-based  sales charges and the service fees ( and the  Distributor  does retain the service fees when it renders the required  personal  services)  or to pay  recipients  the service fee on a quarterly basis,  without payment in advance.  However,  the Distributor  currently  intends to pay the service fee to recipients in advance for the first year after the shares are purchased.  After the first year shares are outstanding,  the Distributor makes  service fee  payments  quarterly on those  shares.  The advance  payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advanced  service fee payment.  If Class B, Class C or Class N shares are redeemed  during the first year after their  purchase,  the  recipient of the service fees on those shares will be obligated to repay the  Distributor a pro rata  portion of the advance  payment of the  service fee made on those  shares.  In cases where the  Distributor  is the broker of record for Class B, Class C, and Class N shares,  i.e.  shareholder  without the services of a broker directly invests in the Fund, the
Distributor will retain the asset-based sales charge and service fee for Class B, Class C, and Class N shares.

        The Distributor  retains the asset-based  sales charge on Class C shares during the first year the shares are outstanding.  The
Distributor  retains the asset-based sales charge on Class N shares.  It pays the asset-based sales charge as an ongoing  concession to the recipient on Class C shares  outstanding  for a year or more. The Distributor  retains the asset-based  sales charge on Class B and
Class N shares.  If a dealer has a special  agreement with the Distributor,  the Distributor will pay the Class B, Class C and/or Class
N service fee and the  asset-based  sales  charge to the dealer  quarterly in lieu of paying the sales  concessions  and service fee in advance at the time of purchase.

      The  asset-based  sales charges on Class B, Class C and Class N shares allow  investors to buy shares  without a front-end  sales charge while allowing the  Distributor to compensate  dealers that sell those shares.  The Fund pays the  asset-based  sales charges to the  Distributor  for its  services  rendered  in  distributing  Class B,  Class C and Class N  shares.  The  payments  are made to the
Distributor in recognition that the Distributor:

o        pay a sales concession to authorized brokers and dealers at the time of sale and pays service fees as described above,
o        may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o        employs personnel to support distribution of Class B, Class C and Class N shares, and
o        bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses.

     The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If the Class B, Class C or
Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

  -----------------------------------------------------------------------------------------------------------------
                     Distribution Fees Paid to the Distributor in the Fiscal Year Ended 6/30/01
  -----------------------------------------------------------------------------------------------------------------
                                                                       Distributor's            Distributor's
                                                                         Aggregate              Unreimbursed
                                Total               Amount              Unreimbursed            Expenses as %
                               Payments           Retained by             Expenses              of Net Assets
  Class:                      Under Plan         Distributor1            Under Plan               of Class
  ----------------------- ------------------- -------------------- ----------------------- ------------------------
  ----------------------- ------------------- -------------------- ----------------------- ------------------------
  Class B Plan            $ 1,279,835         $ 1,093,288          $ 3,125,975                      1.76%
  ----------------------- ------------------- -------------------- ----------------------- ------------------------
  ----------------------- ------------------- -------------------- ----------------------- ------------------------
  Class C Plan            $ 605,674           $ 295,292            $ 644,889                        0.72%
  ----------------------- ------------------- -------------------- ----------------------- ------------------------
  ----------------------- ------------------- -------------------- ----------------------- ------------------------
  Class N Plan            $ 730               $ 455                $ 7,844                          0.79%
  ----------------------- ------------------- -------------------- ----------------------- ------------------------

1.  The amount retained by the Distributor includes both the monthly asset-based sales charge (0.75%) and the quarterly 12b-1 service fee (0.25%).

      All payments under the Class B, Class C and Class N plans are subject to the limitations imposed by the Conduct Rules of the
National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation  of  Performance  Terminology.  The Fund uses a variety of terms to  illustrate  its  investment  performance.  Those terms include  "cumulative  total return,"  "average annual total return," "average annual total return at net asset value" and "total return at net asset  value." An  explanation  of how total  returns are  calculated  is set forth below.  You can obtain  current  performance information  by calling  the  Fund's  Transfer  Agent at  1-800-525-7048  or by  visiting  the  OppenheimerFunds  Internet  web site at
http://www.oppenheimerfunds.com.

         The Fund's  illustrations  of its  performance  data in  advertisements  must comply with rules of the Securities and Exchange
Commission.  Those rules  describe  the types of  performance  data that may be used and how it is to be  calculated.  In general,  any advertisement  by the Fund of its performance  data must include the average annual total returns for the advertised class of shares of the Fund.  Those  returns  must be shown for the 1-, 5- and 10-year  periods (or the life of the class,  if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

         Use of  standardized  performance  calculations  enables an investor to compare the Fund's  performance to the  performance of other funds for the same periods.  However,  a number of factors should be considered before using the Fund's  performance  information as a basis for comparison with other investments:

         |_|   Total returns  measure the  performance of a hypothetical  account in the Fund over various  periods and do not show the performance of each  shareholder's  account.  Your account's  performance  will vary from the model  performance  data if your dividends  are received in cash, or you buy or sell shares  during the period,  or you bought your shares at a different  time and price than the shares used in the model.
         |_|   An investment in the Fund is not insured by the FDIC or any other government agency.
|_|      The Fund's performance returns do not reflect the effect of taxes on dividends and capital gains distributions.

|_|      The principal value of the Fund's shares and total returns are not guaranteed and normally will fluctuate on a daily basis.
|_|      When an investor's shares are redeemed, they may be worth more or less than their original cost.
|_|      Total  returns  for any given  past  period  represent  historical  performance  information  and are not,  and  should not be considered, a prediction of future returns.

         The performance of each class of shares is shown  separately,  because the performance of each class of shares will usually be different.  That is because of the different kinds of expenses each class bears.  The total returns of each class of shares of the Fund are affected by market conditions,  the quality of the Fund's investments,  the maturity of debt investments,  the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

         |X| Total Return  Information.  There are different types of "total returns" to measure the Fund's  performance.  Total return is the change in value of a  hypothetical  investment  in the Fund over a given  period,  assuming that all dividends and capital gains distributions  are  reinvested  in  additional  shares  and that the  investment  is  redeemed  at the end of the  period.  Because  of differences  in expenses for each class of shares,  the total returns for each class are  separately  measured.  The  cumulative  total return measures the change in value over the entire period (for example,  ten years).  An average annual total return shows the average rate of return for each year in a period that would  produce the  cumulative  total  return over the entire  period.  However,  average annual total returns do not show actual  year-by-year  performance.  The Fund uses  standardized  calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

         In calculating  total returns for Class A shares,  the current  maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial  investment ("P") (unless the return is shown without sales charge, as described below).  For Class
B shares,  payment of the  applicable  contingent  deferred  sales  charge is applied,  depending on the period for which the return is shown:  5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years,  2.0% in the fifth year, 1.0% in the sixth year and none thereafter.  For Class C shares,  the 1% contingent  deferred sales charge is deducted for returns for the 1-year period.
For Class N shares, the 1% contingent  deferred sales charge is deducted for returns for the 18 month period.  There is no sales charge on Class Y shares.

                  |_| Average  Annual Total Return.  The "average  annual total return" of each class is an average  annual  compounded rate of return for each year in a specified  number of years.  It is the rate of return based on the change in value of a  hypothetical initial  investment  of $1,000  ("P" in the  formula  below)  held for a number of years  ("n" in the  formula)  to  achieve  an Ending
Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

                                {ERV}-1=AVERAGE ANNUAL TOTAL RETURN
                             ----------
                                  P

                  |_|  Cumulative  Total  Return.  The  "cumulative  total  return"  calculation  measures  the  change  in  value of a hypothetical  investment  of $1,000 over an entire period of years.  Its  calculation  uses some of the same factors as average  annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

                                ERV - P = TOTAL RETURN
                             -------------
                                    P

                  |_| Total  Returns at Net Asset Value.  From time to time the Fund may also quote a cumulative  or an average  annual total return "at net asset value" (without  deducting sales charges) for Class A, Class B, Class C or Class N shares.  Each is based on the difference in net asset value per share at the beginning and the end of the period for a  hypothetical  investment in that class of shares  (without  considering  front-end or  contingent  deferred  sales  charges) and takes into  consideration  the  reinvestment  of dividends and capital gains distributions.

  ------------------------------------------------------------------------------------------------------------------
                               The Fund's Total Returns for the Periods Ended 06/30/01
  ------------------------------------------------------------------------------------------------------------------
  ------------- ------------------------- --------------------------------------------------------------------------
                Cumulative Total                                Average Annual Total Returns
  Class     of  Returns (10 years or
  Shares        Life of Class)
  ------------- ------------------------- --------------------------------------------------------------------------
  ------------- ------------------------- ----------------------- ------------------------- ------------------------

                                                  1-Year               5-Year or Life           10-Year or Life
  ------------- ------------------------- ----------------------- ------------------------- ------------------------
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
                After        Without      After       Without     After        Without      After      Without
                Sales        Sales        Sales       Sales       Sales        Sales        Sales      Sales Charge
                Charge       Charge       Charge      Charge      Charge       Charge       Charge
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  Class A           50.15%1     59.31%1   1.47%       7.66%       23.70%       27.59%          N/A         N/A
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  Class B           53.07%1     57.07%1   1.79%       6.79%       24.95%       26.65%          N/A         N/A
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  Class C           57.17%1     57.17%1   5.86%       6.86%       26.69%       26.69%          N/A         N/A
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  Class N            9.87%2     10.87%2      N/A         N/A          N/A          N/A         N/A         N/A
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
  Class Y           60.21%1     60.21%1   7.90%       7.90%       27.97%       27.97%          N/A         N/A
  ------------- ------------ ------------ ----------- ----------- ------------ ------------ ---------- -------------
   1. Inception of Class A, Class B, Class C and Class Y: 08/02/99
   2. Inception of Class N: 03/01/01

Other Performance Comparisons.  The Fund compares its performance annually to that of an appropriate  broadly-based market index in its
Annual Report to shareholders.  You can obtain that information by contacting the Transfer Agent at the addresses or telephone  numbers shown  on the  cover  of this  Statement  of  Additional  Information.  The Fund may  also  compare  its  performance  to that of other investments,  including  other mutual funds,  or use rankings of its  performance by independent  ranking  entities.  Examples of these performance comparisons are set forth below.

              |_| Lipper  Rankings.  From time to time the Fund may publish the ranking of the  performance of its classes of shares by
Lipper  Analytical  Services,  Inc.  Lipper is a  widely-recognized  independent  mutual fund monitoring  service.  Lipper monitors the performance of regulated  investment  companies,  including the Fund,  and ranks their  performance  for various  periods in categories based on investment  styles.  The  performance of the Fund is ranked by Lipper against all other growth funds.  The Lipper  performance rankings are based on total returns that include the  reinvestment of capital gain  distributions  and income dividends but do not take sales charges or taxes into  consideration.  Lipper also  publishes  "peer-group"  indices of the  performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

              |_|  Morningstar  Ratings and  Rankings.  From time to time the Fund may  publish  the ranking  and/or star rating of the performance of its classes of shares by Morningstar,  Inc., an independent mutual fund monitoring service.  Morningstar rates and ranks mutual funds in broad investment  categories:  domestic stock funds,  international stock funds,  taxable bond funds and municipal bond funds. The Fund is included in the domestic stock funds category.

         Morningstar  proprietary star ratings reflect historical  risk-adjusted total investment return.  Investment return measures a fund's (or class's) one-,  three-,  five- and ten-year  average annual total returns  (depending on the inception of the fund or class)
in excess of 90-day U.S.  Treasury bill returns after  considering the fund's sales charges and expenses.  Risk is measured by a fund's
(or class's)  performance  below 90-day U.S.  Treasury bill returns.  Risk and  investment  return are combined to produce star ratings reflecting  performance relative to the other funds in the fund's category.  Five stars is the "highest" ranking (top 10% of funds in a category),  four stars is "above average" (next 22.5%),  three stars is "average" (next 35%), two stars is "below average" (next 22.5%)
and one star is "lowest"  (bottom 10%). The current star rating is the fund's (or class's)  overall rating,  which is the fund's 3-year rating or its combined 3- and 5-year ranking  (weighted  60%/40%  respectively),  or its combined 3-, 5-, and 10-year rating  (weighted
40%/30%/30%, respectively), depending on the inception date of the fund (or class). Ratings are subject to change monthly.

         The Fund may also  compare its total return  ranking to that of other funds in its  Morningstar  category,  in addition to its star rating.  Those total return  rankings  are  percentages  from one percent to one hundred  percent and are not  risk-adjusted.  For example, if a fund is in the 94th percentile, that means that 94% of the funds in the same category performed better than it did.

              |_| Performance  Rankings and Comparisons by Other Entities and  Publications.  From time to time the Fund may include in its  advertisements and sales literature  performance  information about the Fund cited in newspapers and other periodicals such as The
New York Times, The Wall Street Journal,  Barron's, or similar publications.  That information may include performance  quotations from other sources,  including  Lipper and  Morningstar.  The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other  investments,  and averages,  performance  rankings or other benchmarks  prepared by recognized mutual fund statistical services.

         Investors  may also wish to compare  the  returns  on the Fund's  share  classes  to the  return on  fixed-income  investments available from banks and thrift institutions.  Those include  certificates of deposit,  ordinary  interest-paying  checking and savings accounts,  and other forms of fixed or variable time deposits,  and various other  instruments  such as Treasury  bills.  However,  the
Fund's  returns and share price are not  guaranteed  or insured by the FDIC or any other agency and will  fluctuate  daily,  while bank depository  obligations  may be insured by the FDIC and may  provide  fixed  rates of return.  Repayment  of  principal  and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

         From time to time, the Fund may publish  rankings or ratings of the Manager or Transfer  Agent,  and of the investor  services provided by them to shareholders of the Oppenheimer funds, other than performance  rankings of the Oppenheimer funds themselves.  Those ratings or rankings of shareholder and investor  services by third parties may include  comparisons of their services to those provided by other  mutual  fund  families  selected  by the rating or ranking  services.  They may be based upon the  opinions  of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o        information about the performance of certain securities or commodities markets or segments of those markets,
o        information about the performance of the economies of particular countries or regions,
o        the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o        the availability of different types of securities or offerings of securities,
o        information relating to the gross national or gross domestic product of the United States or other countries or regions,
o        comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

         Additional  information is presented  below about the methods that can be used to buy shares of the Fund.  Appendix C contains more information about the special sales charge  arrangements  offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink.  When shares are  purchased  through  AccountLink,  each  purchase  must be at least $25.  Shares will be purchased on the regular  business  day you instruct the  Distributor  to initiate the  Automated  Clearing  House  ("ACH")  transfer to buy the shares.
Dividends  will begin to accrue on shares  purchased  with the proceeds of ACH transfers on the business day the Fund receives  federal funds for the purchase  through the ACH system before the close of The New York Stock  Exchange.  The Exchange  normally closes at 4:00
P.M.,  but may close earlier on certain  days.  If Federal  Funds are received on a business day after the close of the  Exchange,  the shares will be purchased  and  dividends  will begin to accrue on the next regular  business  day.  The proceeds of ACH  transfers  are normally  received by the Fund 3 days after the transfers are  initiated.  The  Distributor  and the Fund are not  responsible  for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges.  As discussed in the  Prospectus,  a reduced sales charge rate may be obtained for Class A shares under Right of
Accumulation  and Letters of Intent  because of the economies of sales efforts and reduction in expenses  realized by the  Distributor, dealers and brokers  making such sales.  No sales  charge is imposed in certain  other  circumstances  described  in Appendix C to this
Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

|_|      Right of Accumulation.  To qualify for the lower sales charge rates that apply to larger purchases of Class A shares,  you and your spouse can add together:

              |_| Class A, Class B you purchase for your  individual  accounts  (including  IRAs and 403(b)  plans),  or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and
               |_|current  purchases of Class A, Class B of the Fund and other  Oppenheimer  funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
               |_|Class A, Class B of Oppenheimer  funds you previously  purchased  subject to an initial or contingent  deferred sales charge to reduce the sales  charge rate for current  purchases of Class A shares,  provided  that you still hold your investment in one of the Oppenheimer funds.

         A fiduciary can count all shares  purchased for a trust,  estate or other  fiduciary  account  (including one or more employee benefit plans of the same employer) that has multiple  accounts.  The Distributor will add the value, at current offering price, of the shares you  previously  purchased and currently own to the value of current  purchases to determine the sales charge rate that applies.
The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

         |_| The Oppenheimer  Funds. The Oppenheimer  funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:

Oppenheimer Bond Fund                                        Oppenheimer Main Street Growth & Income Fund
Oppenheimer California Municipal Fund                        Oppenheimer Main Street Opportunity Fund
Oppenheimer Capital Appreciation Fund                        Oppenheimer Main Street Small Cap Fund
Oppenheimer Capital Preservation Fund                        Oppenheimer MidCap Fund
Oppenheimer Capital Income Fund                              Oppenheimer Multiple Strategies Fund
Oppenheimer Champion Income Fund                             Oppenheimer Municipal Bond Fund
Oppenheimer Convertible Securities Fund                      Oppenheimer New York Municipal Fund
Oppenheimer Developing Markets Fund                          Oppenheimer New Jersey Municipal Fund
Oppenheimer Disciplined Allocation Fund                      Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Disciplined Value Fund                           Oppenheimer Quest Balanced Value Fund
Oppenheimer Discovery Fund                                   Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Emerging Growth Fund                             Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Emerging Technologies Fund                       Oppenheimer Quest Opportunity Value Fund
Oppenheimer Enterprise Fund                                  Oppenheimer Quest Small Cap Fund
Oppenheimer Europe Fund                                      Oppenheimer Quest Value Fund, Inc.
Oppenheimer Florida Municipal Fund                           Oppenheimer Real Asset Fund
Oppenheimer Global Fund                                      Oppenheimer Select Managers
Oppenheimer Global Growth & Income Fund                      Oppenheimer Senior Floating Rate Fund
Oppenheimer Gold & Special Minerals Fund                     Oppenheimer Strategic Income Fund
Oppenheimer Growth Fund                                      Oppenheimer Total Return Fund, Inc.
Oppenheimer High Yield Fund                                  Oppenheimer Trinity Core Fund
Oppenheimer Intermediate Municipal Fund                      Oppenheimer Trinity Value Fund
Oppenheimer International Bond Fund                          Oppenheimer U.S. Government Trust
Oppenheimer International Growth Fund                        Limited-Term New York Municipal Fund
Oppenheimer International Small Company Fund                 Rochester Fund Municipals
Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Limited-Term Government Fund

And the following money market funds:

Centennial America Fund, L. P.                               Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                       Centennial Tax Exempt Trust
Centennial Government Trust                                  Oppenheimer Cash Reserves
Centennial Money Market Trust                                Oppenheimer Money Market Fund, Inc.

         There is an initial  sales charge on the purchase of Class A shares of each of the  Oppenheimer  funds except the money market funds. Under certain circumstances described in this Statement of Additional  Information,  redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

         |_|  Letters of Intent.  Under a Letter of Intent,  if you  purchase  Class A shares or Class A and Class B shares of the Fund and other  Oppenheimer  funds during a 13-month period,  you can reduce the sales charge rate that applies to your purchases of Class A shares.  The total amount of your  intended  purchases of both Class A and Class B shares will  determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

         A Letter of Intent is an investor's  statement in writing to the  Distributor  of the intention to purchase  Class A shares or
Class A and Class B shares of the Fund (and other Oppenheimer  funds) during a 13-month period (the "Letter of Intent period").  At the investor's  request,  this may include  purchases made up to 90 days prior to the date of the Letter.  The Letter states the investor's intention to make the aggregate  amount of purchases of shares which,  when added to the investor's  holdings of shares of those funds, will equal or exceed the amount  specified in the Letter.  Purchases  made by  reinvestment  of dividends or  distributions  of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

         A Letter  enables an investor to count the Class A and Class B shares  purchased  under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other  Oppenheimer  funds) that applies under the Right of  Accumulation to current  purchases of Class A shares.  Each purchase of Class A shares under the Letter will be made at the offering  price  (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares.  However,  if the investor's  purchases of shares within the Letter of Intent period,  when added to the value (at offering  price) of the investor's  holdings of shares on the last day of that period, do not equal or exceed the intended  purchase amount,  the investor agrees to pay the additional amount of sales charge applicable  to such  purchases.  That amount is  described in "Terms of Escrow,"  below (those terms may be amended by the  Distributor from time to time).  The investor  agrees that shares equal in value to 5% of the  intended  purchase  amount will be held in escrow by the  Transfer  Agent  subject  to the Terms of Escrow.  Also,  the  investor  agrees to be bound by the terms of the  Prospectus,  this
Statement of Additional  Information and the Application used for a Letter of Intent.  If those terms are amended,  as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those  amendments will apply  automatically  to existing Letters of Intent.

         If the total eligible  purchases made during the Letter of Intent period do not equal or exceed the intended  purchase amount, the  commissions  previously  paid to the dealer of record for the account and the amount of sales charge  retained by the  Distributor will be adjusted to the rates  applicable to actual total  purchases.  If total eligible  purchases  during the Letter of Intent period exceed the intended  purchase  amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the
Prospectus,  the sales  charges  paid will be  adjusted  to the lower rate.  That  adjustment  will be made only if and when the dealer returns to the  Distributor the excess of the amount of commissions  allowed or paid to the dealer over the amount of commissions  that apply to the actual  amount of  purchases.  The excess  commissions  returned to the  Distributor  will be used to purchase  additional shares  for the  investor's  account  at the net asset  value per share in  effect  on the date of such  purchase,  promptly  after the
Distributor's receipt thereof.

         The  Transfer  Agent  will not hold  shares in escrow  for  purchases  of  shares of the Fund and other  Oppenheimer  funds by
OppenheimerFunds  prototype  401(k) plans under a Letter of Intent.  If the intended  purchase  amount under a Letter of Intent entered into by an  OppenheimerFunds  prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period,  there will be no adjustment of  commissions  paid to the  broker-dealer  or financial  institution of record for accounts held in the name of that plan.

         In determining  the total amount of purchases made under a Letter,  shares  redeemed by the investor prior to the  termination of the Letter of Intent  period will be deducted.  It is the  responsibility  of the dealer of record and/or the investor to advise the
Distributor  about the  Letter in placing  any  purchase  orders for the  investor  during  the  Letter of Intent  period.  All of such purchases must be made through the Distributor.

         |_| Terms of Escrow That Apply to Letters of Intent.

              1. Out of the initial  purchase (or  subsequent  purchases if necessary)  made  pursuant to a Letter,  shares of the Fund equal in value up to 5% of the intended  purchase  amount  specified in the Letter shall be held in escrow by the Transfer  Agent.  For example,  if the  intended  purchase  amount is $50,000,  the escrow  shall be shares  valued in the amount of $2,500  (computed at the offering  price  adjusted for a $50,000  purchase).  Any  dividends  and capital  gains  distributions  on the escrowed  shares will be credited to the investor's account.

              2. If the total minimum  investment  specified under the Letter is completed within the  thirteen-month  Letter of Intent period, the escrowed shares will be promptly released to the investor.

              3. If, at the end of the thirteen-month  Letter of Intent period the total purchases pursuant to the Letter are less than the intended  purchase  amount  specified in the Letter,  the investor must remit to the  Distributor an amount equal to the difference between  the dollar  amount of sales  charges  actually  paid and the amount of sales  charges  which would have been paid if the total amount  purchased  had been made at a single  time.  That  sales  charge  adjustment  will apply to any  shares  redeemed  prior to the completion of the Letter.  If the  difference in sales charges is not paid within twenty days after a request from the  Distributor  or the dealer,  the Distributor  will,  within sixty days of the expiration of the Letter,  redeem the number of escrowed shares necessary to realize such difference in sales charges.  Full and fractional  shares remaining after such redemption will be released from escrow.
If a request is received to redeem  escrowed  shares prior to the payment of such  additional  sales  charge,  the sales charge will be withheld from the redemption proceeds.

              4. By signing the Letter, the investor  irrevocably  constitutes and appoints the Transfer Agent as  attorney-in-fact  to surrender for redemption any or all escrowed shares.

              5. The shares  eligible  for purchase  under the Letter (or the holding of which may be counted  toward  completion  of a
Letter) include:
(a)      Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)      Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)      Class A or Class B shares  acquired by exchange of either (1) Class A shares of one of the other  Oppenheimer  funds that were acquired  subject to a Class A initial or  contingent  deferred  sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

              6.  Shares held in escrow  hereunder will  automatically  be exchanged for shares of another fund to which an exchange is requested,  as described in the section of the Prospectus  entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset  Builder  Plans.  To establish an Asset Builder Plan to buy shares  directly  from a bank account,  you must enclose a check (the minimum is $25) for the initial  purchase  with your  application.  Shares  purchased by Asset Builder Plan payments from bank accounts are subject to the redemption  restrictions  for recent purchases  described in the Prospectus.  Asset Builder Plans are available only if your bank is an ACH member.  Asset Builder  Plans may not be used to buy shares for  OppenheimerFunds  employer-sponsored  qualified retirement  accounts.  Asset  Builder Plans also enable  shareholders  of  Oppenheimer  Cash Reserves to use their fund account to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

         If you make payments from your bank account to purchase shares of the Fund,  your bank account will be debited  automatically.
Normally,  the debit will be made two  business  days prior to the  investment  dates you  selected  on your  Application.  Neither the
Distributor,  the Transfer Agent nor the Fund shall be responsible  for any delays in purchasing  shares that result from delays in ACH transmissions.

         Before you establish  Asset Builder  payments,  you should  obtain a prospectus  of the selected  fund(s) from your  financial advisor (or the Distributor)  and request an application  from the Distributor.  Complete the application and return it. You may change the amount of your Asset  Builder  payment or you can  terminate  these  automatic  investments  at any time by writing to the Transfer
Agent. The Transfer Agent requires a reasonable  period  (approximately  10 days) after receipt of your instructions to implement them.
The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement  Plans.  Certain  types of Retirement  Plans are entitled to purchase  shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix C to this Statement of Additional  Information.  Certain special sales charge arrangements described in that Appendix apply to retirement  plans whose records are maintained on a daily  valuation  basis by Merrill Lynch Pierce
Fenner & Smith,  Inc. or an independent  record keeper that has a contract or special  arrangement  with Merrill Lynch.  If on the date the plan sponsor  signed the Merrill  Lynch record  keeping  service  agreement the plan has less than $3 million in assets (other than assets  invested in money market funds) invested in applicable  investments,  then the retirement plan may purchase only Class B shares of the Oppenheimer  funds.  Any retirement  plans in that category that currently  invest in Class B shares of the Fund will have their
Class B shares converted to Class A shares of the Fund when the Plan's applicable investments reach $5 million.

Cancellation  of  Purchase  Orders.  Cancellation  of purchase  orders for the Fund's  shares (for  example,  when a purchase  check is returned to the Fund unpaid)  causes a loss to be incurred  when the net asset value of the Fund's shares on the  cancellation  date is less than on the  purchase  date.  That loss is equal to the amount of the decline in the net asset value per share  multiplied  by the number of shares in the purchase  order.  The investor is  responsible  for that loss. If the investor fails to compensate the Fund for the loss,  the  Distributor  will do so. The Fund may reimburse the  Distributor  for that amount by redeeming  shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares.  Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund.  However, each class has different  shareholder  privileges  and features.  The net income  attributable  to Class B, Class C, Class N or Class Y shares and the dividends  payable on Class B, Class C, Class N or Class Y shares will be reduced by  incremental  expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B, Class C and Class N shares are subject.

         The  availability  of different  classes of shares permits an investor to choose the method of purchasing  shares that is more appropriate for the investor.  That may depend on the amount of the purchase,  the length of time the investor  expects to hold shares, and other  relevant  circumstances.  Class A shares  normally are sold subject to an initial sales  charge.  While Class B, Class C and
Class N shares have no initial sales charge,  the purpose of the deferred sales charge and  asset-based  sales charge on Class B, Class
C and Class N shares is the same as that of the initial sales charge on Class A shares - to  compensate  the  Distributor  and brokers, dealers and financial  institutions  that sell shares of the Fund. A salesperson  who is entitled to receive  compensation  from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

         The  Distributor  will not  accept any order in the  amount of  $500,000  or more for Class B shares or $1 million or more for
Class C shares on behalf of a single investor (not including dealer "street name" or omnibus  accounts).  That is because  generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

         |_| Class B Conversion.  Under current  interpretations  of applicable federal income tax law by the Internal Revenue Service, the  conversion  of Class B shares to Class A shares after six years is not treated as a taxable  event for the  shareholder.  If those laws or the IRS  interpretation  of those laws should change,  the automatic  conversion  feature may be suspended.  In that event,  no further  conversions  of Class B shares would occur while that  suspension  remained in effect.  Although  Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes,  without the  imposition of a sales charge or fee, such exchange could  constitute a taxable event for the  shareholder,  and absent such exchange,  Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         |_| Availability of Class N Shares.  In addition to the description of the types of retirement plans which may purchase
Class N shares contained in the prospectus, Class N shares also are offered to the following:

o        to all rollover IRAs,
o        to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans,
o        to all trustee-to-trustee IRA transfers,
o        to all 90-24 type 403(b) transfers,
o        to Group Retirement Plans (as defined in Appendix C to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o        to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,
o        to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is
                      $500,000 or more,
o        to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

         |_| Allocation of Expenses.  The Fund pays expenses related to its daily operations,  such as custodian fees,  Trustees' fees, transfer  agency fees,  legal fees and auditing  costs.  Those  expenses are paid out of the Fund's assets and are not paid directly by shareholders.  However,  those  expenses  reduce the net asset value of shares,  and therefore  are  indirectly  borne by  shareholders through their investment.

         The methodology for calculating the net asset value,  dividends and  distributions of the Fund's share classes  recognizes two types of expenses.  General  expenses  that do not pertain  specifically  to any one class are  allocated pro rata to the shares of all classes.  The allocation is based on the  percentage of the Fund's total assets that is  represented  by the assets of each class,  and then equally to each outstanding  share within a given class.  Such general expenses include  management fees,  legal,  bookkeeping and audit fees, printing and mailing costs of shareholder reports,  Prospectuses,  Statements of Additional Information and other materials for current shareholders,  fees to unaffiliated Trustees,  custodian expenses,  share issuance costs,  organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

         Other expenses that are directly  attributable to a particular class are allocated  equally to each  outstanding  share within that class.  Examples of such expenses  include  distribution and service plan (12b-1) fees,  transfer and shareholder  servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination  of Net Asset Values Per Share.  The net asset values per share of each class of shares of the Fund are  determined as of the close of business of The New York Stock  Exchange on each day that the Exchange is open.  The  calculation  is done by dividing the value of the Fund's net assets  attributable  to a class by the  number of shares of that  class  that are  outstanding.  The  Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example,  in case of weather  emergencies or on days falling before a holiday).  The  Exchange's  most recent annual  announcement  (which is subject to change) states that it will close on New Year's Day,  Presidents'  Day,  Martin Luther King,  Jr. Day,  Good Friday,  Memorial Day,  Independence  Day,  Labor Day,
Thanksgiving Day and Christmas Day. It may also close on other days.

         Dealers  other than  Exchange  members  may  conduct  trading in certain  securities  on days on which the  Exchange is closed
(including  weekends and holidays) or after 4:00 P.M. on a regular  business day. The Fund's net asset values will not be calculated on those days and the values of some of the Fund's  portfolio  securities may change  significantly  on these days, when  shareholders may not purchase or redeem shares.  Additionally,  trading on European and Asian stock exchanges and  over-the-counter  markets normally is completed before the close of The New York Stock Exchange.
         Changes in the values of securities  traded on foreign  exchanges or markets as a result of events that occur after the prices of those  securities  are  determined,  but  before  the close of The New York  Stock  Exchange,  will not be  reflected  in the Fund's calculation  of its net asset  values that day unless the Manager  determines  that the event is likely to effect a material  change in the value of the security. The Manager may make that determination, under procedures established by the Board.

         |_|  Securities  Valuation.  The  Fund's  Board of  Trustees  has  established  procedures  for the  valuation  of the  Fund's securities. In general those procedures are as follows:
         |_| Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1)      if last sale information is regularly  reported,  they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or
(2)      if last sale  information is not available on a valuation  date, they are valued at the last reported sale price preceding the valuation  date if it is within the spread of the closing "bid" and "asked"  prices on the valuation date or, if not, at the closing "bid" price on the valuation date.
         |_| Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:
(1)      at the last sale price available to the pricing service approved by the Board of Trustees, or
(2)      at the last sale price  obtained by the Manager from the report of the  principal  exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)      at the mean between the "bid" and "asked" prices  obtained from the principal  exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.
         |_|  Long-term  debt  securities  having a remaining  maturity in excess of 60 days are valued  based on the mean  between the
"bid" and  "asked"  prices  determined  by a portfolio  pricing  service  approved  by the Fund's  Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry.
         |_| The following  securities  are valued at the mean between the "bid" and "asked"  prices  determined  by a pricing  service approved by the Fund's  Board of Trustees or obtained  by the Manager  from two active  market  makers in the  security on the basis of reasonable inquiry:
(1)      debt instruments that have a maturity of more than 397 days when issued,
(2)      debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)      non-money market debt  instruments that had a maturity of 397 days or less when issued and which have a remaining  maturity of
                  60 days or less.
         |_| The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)      money market debt securities  held by a non-money  market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)      debt instruments held by a money market fund that have a remaining maturity of 397 days or less.
         |_| Securities  (including  restricted  securities) not having  readily-available  market  quotations are valued at fair value determined  under the Board's  procedures.  If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked"  prices  provided by a single  active  market maker (which in certain  cases may be the "bid" price if no "asked" price is available).

         In the case of U.S. government  securities,  mortgage-backed  securities,  corporate bonds and foreign government  securities, when last sale  information is not generally  available,  the Manager may use pricing services  approved by the Board of Trustees.  The pricing  service may use "matrix"  comparisons  to the prices for comparable  instruments on the basis of quality,  yield and maturity.
Other special factors may be involved (such as the tax-exempt  status of the interest paid by municipal  securities).  The Manager will monitor the accuracy of the pricing  services.  That  monitoring may include  comparing  prices used for portfolio  valuation to actual sales prices of selected securities.

         The closing prices in the London foreign  exchange  market on a particular  business day that are provided to the Manager by a bank,  dealer or pricing service that the Manager has determined to be reliable are used to value foreign  currency,  including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

         Puts,  calls,  and futures are valued at the last sale price on the principal  exchange on which they are traded or on Nasdaq, as  applicable,  as determined by a pricing  service  approved by the Board of Trustees or by the Manager.  If there were no sales that day,  they shall be valued at the last sale price on the  preceding  trading  day if it is within the spread of the  closing  "bid" and
"asked"  prices on the principal  exchange or on Nasdaq on the valuation  date. If not, the value shall be the closing bid price on the principal  exchange or on Nasdaq on the valuation date. If the put, call or future is not traded on an exchange or on Nasdaq,  it shall be valued by the mean between "bid" and "asked"  prices  obtained by the Manager from two active market  makers.  In certain cases that may be at the "bid" price if no "asked" price is available.

         When the Fund writes an option,  an amount  equal to the premium  received is included in the Fund's  Statement  of Assets and
Liabilities as an asset. An equivalent  credit is included in the liability  section.  The credit is adjusted  ("marked-to-market")  to reflect the current market value of the option.  In determining  the Fund's gain on  investments,  if a call or put written by the Fund is exercised,  the proceeds are increased by the premium  received.  If a call or put written by the Fund expires,  the Fund has a gain in the amount of the  premium.  If the Fund enters  into a closing  purchase  transaction,  it will have a gain or loss,  depending  on whether the premium  received  was more or less than the cost of the closing  transaction.  If the Fund  exercises a put it holds,  the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

         Information  on how to sell  shares  of the Fund is  stated in the  Prospectus.  The  information  below  provides  additional information about the procedures and conditions for redeeming shares.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
         |_|  Class A shares  purchased  subject to an initial  sales  charge or Class A shares on which a  contingent  deferred  sales charge was paid, or
         |_|  Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.
         The  reinvestment  may be made without sales charge only in Class A shares of the Fund or any of the other  Oppenheimer  funds into which shares of the Fund are  exchangeable as described in "How to Exchange Shares" below.  Reinvestment  will be at the net asset value next computed after the Transfer Agent receives the  reinvestment  order.  The  shareholder  must ask the Transfer Agent for that privilege at the time of  reinvestment.  This  privilege  does not apply to Class C or Class Y shares.  The Fund may amend,  suspend or cease  offering  this  reinvestment  privilege  at any time as to shares  redeemed  after  the date of such  amendment,  suspension  or cessation.

         Any capital gain that was  realized  when the shares were  redeemed is taxable,  and  reinvestment  will not alter any capital gains  tax  payable  on that  gain.  If  there  has  been a  capital  loss on the  redemption,  some or all of the  loss may not be tax deductible,  depending on the timing and amount of the  reinvestment.  Under the Internal  Revenue Code, if the redemption  proceeds of
Fund shares on which a sales charge was paid are  reinvested in shares of the Fund or another of the  Oppenheimer  funds within 90 days of payment of the sales  charge,  the  shareholder's  basis in the shares of the Fund that were  redeemed may not include the amount of the sales  charge paid.  That would reduce the loss or increase the gain  recognized  from the  redemption.  However,  in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind".  The Prospectus  states that payment for shares  tendered for redemption is ordinarily made in cash.  However,  the
Board of Trustees of the Fund may determine that it would be detrimental  to the best  interests of the remaining  shareholders  of the
Fund to make payment of a redemption  order wholly or partly in cash. In that case, the Fund may pay the  redemption  proceeds in whole or in part by a distribution "in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

         The Fund has elected to be governed by Rule 18f-1 under the  Investment  Company Act.  Under that rule,  the Fund is obligated to redeem  shares  solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder.  If shares are redeemed in kind, the redeeming  shareholder might incur brokerage or other costs in selling the securities for cash.  The Fund will value  securities  used to pay  redemptions in kind using the same method the Fund uses to value its portfolio securities  described  above under  "Determination  of Net Asset  Values Per  Share."  That  valuation  will be made as of the time the redemption price is determined.

Involuntary  Redemptions.  The Fund's Board of Trustees  has the right to cause the  involuntary  redemption  of the shares held in any account if the  aggregate  net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the  involuntary  redemption  of shares in an account if the  aggregate  net asset value of such shares has fallen  below the stated minimum solely as a result of market  fluctuations.  If the Board exercises this right, it may also fix the requirements for any notice to be given to the  shareholders  in question (not less than 30 days).  The Board may  alternatively  set  requirements  for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares.  A transfer of shares to a different  registration  is not an event that  triggers  the payment of sales  charges.
Therefore,  shares are not subject to the payment of a  contingent  deferred  sales  charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute  assignment,  gift or bequest,  as long as it does not involve,  directly or indirectly,  a public sale of the shares.  When shares subject to a contingent  deferred sales charge are transferred,  the transferred  shares will remain subject to the contingent  deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

         If less than all shares held in an account are  transferred,  and some but not all shares in the account would be subject to a contingent  deferred  sales charge if redeemed at the time of transfer,  the priorities  described in the Prospectus  under "How to Buy
Shares" for the  imposition of the Class B, Class C or Class N contingent  deferred  sales charge will be followed in  determining  the order in which shares are transferred.

Distributions  From Retirement Plans.  Requests for distributions  from  OppenheimerFunds-sponsored  IRAs,  403(b)(7)  custodial plans,
401(k) plans or pension or profit-sharing plans should be addressed to "Trustee,  OppenheimerFunds  Retirement Plans," c/o the Transfer
Agent  at its  address  listed  in "How To Sell  Shares"  in the  Prospectus  or on the  back  cover of this  Statement  of  Additional
Information. The request must
(1)      state the reason for the distribution;
(2)      state the owner's awareness of tax penalties if the distribution is premature; and
(3)      conform to the requirements of the plan and the Fund's other redemption requirements.

         Participants (other than self-employed persons) in  OppenheimerFunds-sponsored  pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request  redemption of their accounts.  The plan  administrator or fiduciary must sign the request.

         Distributions  from pension and profit sharing plans are subject to special  requirements  under the Internal Revenue Code and certain  documents  (available from the Transfer  Agent) must be completed and submitted to the Transfer Agent before the  distribution may be made.  Distributions  from retirement  plans are subject to withholding  requirements  under the Internal  Revenue Code, and IRS
Form W-4P  (available  from the  Transfer  Agent)  must be  submitted  to the  Transfer  Agent with the  distribution  request,  or the distribution may be delayed.  Unless the shareholder has provided the Transfer Agent with a certified tax  identification  number,  the
Internal  Revenue Code requires that tax be withheld from any  distribution  even if the  shareholder  elects not to have tax withheld.
The Fund, the Manager, the Distributor,  and the Transfer Agent assume no responsibility to determine whether a distribution  satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special  Arrangements  for Repurchase of Shares from Dealers and Brokers.  The Distributor is the Fund's agent to repurchase its shares from authorized  dealers or brokers on behalf of their  customers.  Shareholders  should contact their broker or dealer to arrange this type of redemption.  The repurchase  price per share will be the net asset value next computed after the Distributor  receives an order placed by the dealer or broker.  However,  if the  Distributor  receives a repurchase  order from a dealer or broker after the close of
The New York Stock  Exchange on a regular  business  day, it will be  processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes.  Normally,  the Exchange closes at 4:00 P.M., but may do so earlier on some days.  Additionally,  the order must have been transmitted to and received by the Distributor  prior to its close of business that day (normally 5:00 P.M.).

         Ordinarily,  for accounts  redeemed by a broker-dealer  under this procedure,  payment will be made within three business days after the  shares  have been  redeemed  upon the  Distributor's  receipt of the  required  redemption  documents  in proper  form.  The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.
Automatic  Withdrawal  and Exchange  Plans.  Investors  owning  shares of the Fund valued at $5,000 or more can  authorize the Transfer
Agent to redeem shares (having a value of at least $50)  automatically  on a monthly,  quarterly,  semi-annual or annual basis under an
Automatic  Withdrawal  Plan.  Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the  payment.  Automatic  withdrawals  of up to $1,500 per month may be  requested  by  telephone  if payments  are to be made by check payable to all  shareholders  of record.  Payments  must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum  distributions from  OppenheimerFunds-sponsored  retirement plans may not be arranged on this basis.

         Payments are normally made by check, but shareholders  having AccountLink  privileges (see "How To Buy Shares") may arrange to
have  Automatic   Withdrawal  Plan  payments   transferred  to  the  bank  account   designated  on  the  Account   Application  or  by
signature-guaranteed  instructions sent to the Transfer Agent.  Shares are normally  redeemed pursuant to an Automatic  Withdrawal Plan three business days before the payment  transmittal date you select in the Account  Application.  If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

         The Fund  cannot  guarantee  receipt of a payment on the date  requested.  The Fund  reserves  the right to amend,  suspend or discontinue  offering these plans at any time without prior notice.  Because of the sales charge  assessed on Class A share  purchases, shareholders  should not make regular additional Class A share purchases while  participating in an Automatic  Withdrawal Plan. Class B and Class C shareholders  should not establish  withdrawal plans,  because of the imposition of the contingent deferred sales charge on such  withdrawals  (except  where the  contingent  deferred  sales  charge is waived as  described  in Appendix C to this  Statement of
Additional Information.

         By requesting an Automatic  Withdrawal or Exchange Plan,  the  shareholder  agrees to the terms and  conditions  that apply to such plans, as stated below.  These provisions may be amended from time to time by the Fund and/or the Distributor.  When adopted,  any amendments will automatically apply to existing Plans.

         |X| Automatic  Exchange Plans.  Shareholders  can authorize the Transfer Agent to exchange a  pre-determined  amount of shares of the Fund for shares (of the same class) of other  Oppenheimer  funds  automatically on a monthly,  quarterly,  semi-annual or annual basis under an Automatic  Exchange  Plan.  The minimum  amount that may be  exchanged  to each other fund account is $25.  Instructions should be provided on the  OppenheimerFunds  Application  or  signature-guaranteed  instructions.  Exchanges made under these plans are subject to the  restrictions  that apply to  exchanges  as set forth in "How to Exchange  Shares" in the  Prospectus  and below in this
Statement of Additional Information.

         |X|  Automatic  Withdrawal  Plans.  Fund shares will be redeemed as necessary to meet  withdrawal  payments.  Shares  acquired without a sales charge will be redeemed  first.  Shares  acquired with  reinvested  dividends and capital gains  distributions  will be redeemed next,  followed by shares acquired with a sales charge,  to the extent necessary to make withdrawal  payments.  Depending upon the amount  withdrawn,  the investor's  principal may be depleted.  Payments made under these plans should not be considered as a yield or income on your investment.

         The  Transfer  Agent  will  administer  the  investor's  Automatic  Withdrawal  Plan  as  agent  for the  shareholder(s)  (the
"Planholder") who executed the Plan  authorization and application  submitted to the Transfer Agent.  Neither the Fund nor the Transfer
Agent shall incur any liability to the  Planholder  for any action taken or not taken by the Transfer Agent in good faith to administer the Plan.  Share  certificates  will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the  Planholder on the records of the Fund. Any share  certificates  held by a Planholder may be surrendered  unendorsed to the Transfer Agent with the Plan  application so that the shares  represented by the  certificate may be held under the Plan.

         For accounts subject to Automatic  Withdrawal Plans,  distributions of capital gains must be reinvested in shares of the Fund, which  will be done at net  asset  value  without  a sales  charge.  Dividends  on shares  held in the  account  may be paid in cash or reinvested.

         Shares will be redeemed to make  withdrawal  payments at the net asset  value per share  determined  on the  redemption  date.
Checks or AccountLink  payments  representing the proceeds of Plan  withdrawals will normally be transmitted  three business days prior to the date selected for receipt of the payment,  according to the choice  specified in writing by the  Planholder.  Receipt of payment on the date selected cannot be guaranteed.

         The  amount and the  interval  of  disbursement  payments  and the  address  to which  checks are to be mailed or  AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent.  The Planholder  should allow at least two weeks' time after mailing such  notification for the requested  change to be put in effect.  The Planholder may, at any time, instruct the  Transfer  Agent by written  notice to redeem all, or any part of, the shares held under the Plan.  That notice must be in proper form in accordance  with the  requirements  of the  then-current  Prospectus of the Fund. In that case,  the Transfer Agent will redeem  the  number of shares  requested  at the net asset  value  per share in effect  and will mail a check for the  proceeds  to the
Planholder.

         The Planholder  may terminate a Plan at any time by writing to the Transfer  Agent.  The Fund may also give  directions to the
Transfer  Agent to terminate a Plan.  The Transfer  Agent will also  terminate a Plan upon its receipt of evidence  satisfactory  to it that the Planholder has died or is legally  incapacitated.  Upon  termination of a Plan by the Transfer Agent or the Fund,  shares that have  not  been  redeemed  will be  held in  uncertificated  form  in the  name of the  Planholder.  The  account  will  continue  as a dividend-reinvestment,  uncertificated  account  unless and until proper  instructions  are received  from the  Planholder,  his or her executor or guardian, or another authorized person.

         To use shares held under the Plan as collateral for a debt,  the  Planholder  may request  issuance of a portion of the shares in certificated  form.  Upon written  request from the  Planholder,  the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However,  should such uncertificated  shares become exhausted,
Plan withdrawals will terminate.

         If the Transfer  Agent ceases to act as transfer  agent for the Fund,  the  Planholder  will be deemed to have  appointed  any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds.  Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.
o        All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial
     Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial
     California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.
o        Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.
o        Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.
o        Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.
o        Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
     Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o        Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.
o        Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc.,
     Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund.  Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.
o        Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market
     Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for
     Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other
     Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior
     Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior
     Floating Rate Fund if they are repurchased before the expiration of the holding period.
o        Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer
     Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

      Class A shares of  Oppenheimer  funds may be  exchanged  at net asset value for shares of any money  market  fund  offered by the
      Distributor.  Shares of any money market fund purchased  without a sales charge may be exchanged for shares of Oppenheimer  funds offered with a sales charge upon  payment of the sales  charge.  They may also be used to purchase  shares of  Oppenheimer  funds subject to an early withdrawal charge or contingent deferred sales charge.

         Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge.
To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased.  If requested, they must supply proof of entitlement to this privilege.

         Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

         The Fund may amend, suspend or terminate the exchange privilege at any time.  Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law.  It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege.  That 60 day notice is not required in extraordinary circumstances.

         |_| How Exchanges Affect  Contingent  Deferred Sales Charges.  No contingent  deferred sales charge is imposed on exchanges of shares of any class  purchased  subject to a contingent  deferred sales charge.  However,  when Class A shares  acquired by exchange of
Class A shares of other  Oppenheimer  funds  purchased  subject to a Class A contingent  deferred  sales charge are redeemed  within 18 months of the end of the calendar  month of the initial  purchase of the  exchanged  Class A shares,  the Class A  contingent  deferred sales charge is imposed on the redeemed shares.  The Class B contingent  deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares.  The Class C contingent  deferred sales  charge is imposed on Class C shares  acquired by exchange if they are redeemed  within 12 months of the initial  purchase of the exchanged  Class C shares.  With respect to Class N shares,  a 1% contingent  deferred  sales charge will be imposed if the  retirement plan (not  including  IRAs and 403(b) plans) is terminated or Class N shares of all  Oppenheimer  funds are terminated as an investment option  of the plan and Class N shares  are  redeemed  within  18 months  after  the  plan's  first  purchase  of Class N shares of any
Oppenheimer  fund or with respect to an IRA or 403(b) plan,  Class N shares are redeemed  within 18 months of the plan's first purchase of Class N shares of any Oppenheimer fund..

         When Class B or Class C shares are  redeemed to effect an  exchange,  the  priorities  described in "How To Buy Shares" in the
Prospectus  for the  imposition  of the Class B or the Class C contingent  deferred  sales charge will be followed in  determining  the order in which the shares are exchanged.  Before exchanging shares,  shareholders  should take into account how the exchange may affect any contingent  deferred  sales charge that might be imposed in the  subsequent  redemption of remaining  shares.  Shareholders  owning shares of more than one class must specify which class of shares they wish to exchange.

         |_| Limits on  Multiple  Exchange  Orders.  The Fund  reserves  the right to reject  telephone  or written  exchange  requests submitted in bulk by anyone on behalf of more than one  account.  The Fund may accept  requests for  exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

         |_| Telephone  Exchange  Requests.  When exchanging  shares by telephone,  a shareholder  must have an existing account in the fund to which the exchange is to be made.  Otherwise,  the investors must obtain a Prospectus of that fund before the exchange  request may be  submitted.  If all  telephone  lines  are  busy  (which  might  occur,  for  example,  during  periods  of  substantial  market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         |_|  Processing  Exchange  Requests.  Shares to be  exchanged  are redeemed on the regular  business  day the  Transfer  Agent receives an exchange request in proper form (the "Redemption Date").  Normally,  shares of the fund to be acquired are purchased on the
Redemption  Date,  but such  purchases  may be  delayed  by either  fund up to five  business  days if it  determines  that it would be disadvantaged  by an immediate  transfer of the redemption  proceeds.  The Fund reserves the right,  in its  discretion,  to refuse any exchange request that may disadvantage it. For example,  if the receipt of multiple  exchange  requests from a dealer might require the disposition  of  portfolio  securities  at a time or at a price  that  might be  disadvantageous  to the Fund,  the Fund may refuse the request.  When you exchange some or all of your shares from one fund to another,  any special  account feature such as an Asset Builder
Plan or Automatic  Withdrawal  Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special  redemption  and exchange  features such as Automatic  Exchange Plans and Automatic  Withdrawal  Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

         In  connection  with any  exchange  request,  the  number of shares  exchanged  may be less than the number  requested  if the exchange  or the number  requested  would  include  shares  subject to a  restriction  cited in the  Prospectus  or this  Statement  of
Additional  Information,  or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         The  different  Oppenheimer  funds  available  for exchange  have  different  investment  objectives,  policies  and risks.  A shareholder  should assure that the fund selected is appropriate for his or her investment and should be aware of the tax  consequences of an exchange.  For federal  income tax  purposes,  an exchange  transaction  is treated as a  redemption  of shares of one fund and a purchase of shares of another.  "Reinvestment  Privilege," above,  discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor,  and the Transfer Agent are unable to provide  investment,  tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

         Under  certain tax rules,  the Fund may be required to include an amount in income with respect to a security  even though the
Fund does not  receive  payments in cash  attributable  to such  income in respect of the  security  during the year.  For  example,  a
Portfolio  may be  required  to accrue a portion of any  discount at which it  purchases  a debt  security  as income in each year.  In addition,  if the Fund invests in any equity security of a non-U.S.  corporation  classified as a "passive foreign investment  company"
for U.S. tax purposes,  the  application of certain  technical tax  provisions  applying to investments in such companies may result in the Fund being required to accrue income in respect of the security  without any receipt of cash  attributable  to such income.  To the extent that the Fund invests in any securities  producing such "phantom  income",  the Fund will nonetheless be required to make income distributions of such phantom income in order to avoid taxation of such income at the Fund level. Such  distributions  will be required to be made from available cash of the Fund or by liquidation of Fund securities if necessary.  If a distribution  of cash  necessitates the liquidation of Fund securities if necessary.  If a distribution of cash  necessitates the liquidation of Fund securities,  the Fund may realize a gain or loss from such sales.  Any net capital gains  realized from such  transactions  may result in larger capital gain distributions (if any) to shareholders than they would have received in the absence of such transactions.

Dividends, Capital Gains and Taxes

Dividends and  Distributions.  The Fund has no fixed  dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and  distributions  paid by a class of shares will vary from time to time depending on market  conditions,  the  composition  of the Fund's  portfolio,  and  expenses  borne by the Fund or borne  separately  by a class.
Dividends are  calculated in the same manner,  at the same time,  and on the same day for each class of shares.  However,  dividends on
Class B,  Class C and Class N shares are  expected  to be lower than  dividends  on Class A and Class Y shares.  That is because of the effect of the  asset-based  sales  charge  on Class B,  Class C and Class N shares.  Those  dividends  will also  differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

         Dividends,  distributions  and proceeds of the redemption of Fund shares  represented by checks returned to the Transfer Agent by the Postal Service as undeliverable  will be invested in shares of Oppenheimer Money Market Fund, Inc.  Reinvestment will be made as promptly as possible after the return of such checks to the Transfer  Agent,  to enable the investor to earn a return on otherwise idle funds.  Unclaimed  accounts  may be  subject  to state  escheatment  laws,  and the Fund and the  Transfer  Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the  Fund's  Dividends  and  Distributions.  The  Federal  tax  treatment  of the  Fund's  dividends  and  capital  gains distributions is briefly highlighted in the Prospectus.

         Special  provisions of the Internal  Revenue Code govern the  eligibility of the Fund's  dividends for the  dividends-received deduction  for  corporate  shareholders.  Long-term  capital  gains  distributions  are not eligible for the  deduction.  The amount of dividends  paid by the Fund that may qualify for the deduction is limited to the  aggregate  amount of  qualifying  dividends  that the
Fund derives from portfolio  investments  that the Fund has held for a minimum period,  usually 46 days. A corporate  shareholder  will not be eligible for the  deduction on dividends  paid on Fund shares held for 45 days or less.  To the extent the Fund's  dividends are derived from gross income from option  premiums,  interest  income or short-term  gains from the sale of  securities or dividends  from foreign corporations, those dividends will not qualify for the deduction.

         Under the Internal  Revenue Code, by December 31 each year,  the Fund must  distribute  98% of its taxable  investment  income earned  from  January 1 through  December 31 of that year and 98% of its capital  gains  realized in the period from  November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not  distributed.  It is presently  anticipated that the Fund will meet those  requirements.  However,  the Board of Trustees and the Manager might determine in a  particular  year  that it would be in the best  interests  of  shareholders  for the Fund not to make such  distributions  at the required  levels and to pay the excise  tax on the  undistributed  amounts.  That  would  reduce the amount of income or capital  gains available for distribution to shareholders.

         The Fund intends to qualify as a "regulated  investment  company"  under the Internal  Revenue Code  (although it reserves the right not to qualify).  That  qualification  enables the Fund to "pass through" its income and realized  capital gains to  shareholders without  having to pay tax on them.  This avoids a double tax on that income and capital  gains,  since  shareholders  normally will be taxed on the dividends  and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement  account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a "regulated  investment  company" under the Internal Revenue Code, it will not be liable for Federal  income  taxes on amounts  paid by it as  dividends  and  distributions.  The  Internal  Revenue Code contains a number of complex tests relating to  qualification  which the Fund might not meet in any  particular  year. If it did not so qualify,  the Fund would be treated for tax purposes as an ordinary  corporation  and receive no tax  deduction  for  payments  made to shareholders.

         If prior  distributions made by the Fund must be  re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

Dividend  Reinvestment  in  Another  Fund.  Shareholders  of the  Fund  may  elect to  reinvest  all  dividends  and/or  capital  gains distributions in shares of the same class of any of the other Oppenheimer  funds listed above.  Reinvestment will be made without sales charge at the net asset  value per share in effect at the close of business on the payable  date of the  dividend or  distribution.  To elect this option,  the  shareholder  must notify the Transfer Agent in writing and must have an existing  account in the fund selected for  reinvestment.  Otherwise the shareholder  first must obtain a prospectus for that fund and an application  from the Distributor to establish an account.  Dividends  and/or  distributions  from shares of certain other  Oppenheimer  funds (other than  Oppenheimer Cash
Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The  Distributor.  The Fund's shares are sold through  dealers,  brokers and other financial  institutions  that have a sales agreement with  OppenheimerFunds  Distributor,  Inc.,  a subsidiary  of the Manager that acts as the Fund's  Distributor.  The  Distributor  also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer  Agent.  OppenheimerFunds  Services,  the Fund's  Transfer  Agent,  is a division of the Manager.  It is  responsible  for maintaining  the Fund's  shareholder  registry and  shareholder  accounting  records,  and for paying  dividends and  distributions  to shareholders.  It also handles shareholder  servicing and administrative  functions.  It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder  servicing agent for the other Oppenheimer funds.  Shareholders  should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian.  The Bank of New York is the custodian of the Fund's assets. The custodian bank's responsibilities  include safeguarding and controlling the Fund's  portfolio  securities and handling the delivery of such securities to and from the Fund. It is the practice of the Fund to deal with the custodian bank in a manner  uninfluenced by any banking  relationship the custodian bank may have with the
Manager and its  affiliates.  The Fund's cash balances  with the  custodian in excess of $100,000 are not protected by Federal  deposit insurance. Those uninsured balances at times may be substantial.

Independent  Auditors.  Deloitte & Touche LLP are the independent  auditors of the Fund. They audit the Fund's financial statements and perform  other  related  audit  services.  They also act as auditors for the Manager and certain other funds advised by the Manager and its affiliates.

INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
OPPENHEIMER MAIN STREET SMALL CAP FUND:

We have audited the accompanying statement of assets and liabilities of
Oppenheimer Main Street Small Cap Fund, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for the periods indicated, and the financial highlights for the period then ended and the period August 2, 1999
(inception of offering) to June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Main Street Small Cap Fund as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for the periods indicated, and the financial highlights for the period then ended and the period August 2, 1999 (inception of offering) to June 30, 2000, in conformity with accounting principles generally accepted in the United States of
America.

/s/DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
July 23, 2001

                    47 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS JUNE 30, 2001

                                                                 MARKET VALUE
                                                         SHARES    SEE NOTE 1
================================================================================

COMMON STOCKS--96.2%
--------------------------------------------------------------------------------
BASIC MATERIALS--4.5%
--------------------------------------------------------------------------------
CHEMICALS--2.0%
Airgas, Inc.(1)                                          53,500 $     636,650
--------------------------------------------------------------------------------
Arch Chemicals, Inc.                                     31,100       678,913
--------------------------------------------------------------------------------
Cabot Corp.                                              16,000       576,320
--------------------------------------------------------------------------------
Cabot Microelectronics Corp.(1)                          12,600       781,200
--------------------------------------------------------------------------------
Calgon Carbon Corp.                                      16,500       129,525
--------------------------------------------------------------------------------
Cambrex Corp.                                             7,500       379,350
--------------------------------------------------------------------------------
ChemFirst, Inc.                                          18,000       471,600
--------------------------------------------------------------------------------
Georgia Gulf Corp.                                       32,000       496,000
--------------------------------------------------------------------------------
H.B. Fuller Co.                                          22,500     1,122,750
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                     18,500       574,425
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                    48,100       739,778
--------------------------------------------------------------------------------
Minerals Technologies, Inc.                              23,000       987,160
--------------------------------------------------------------------------------
Octel Corp.(1)                                           21,300       346,125
--------------------------------------------------------------------------------
OM Group, Inc.                                           13,000       731,250
--------------------------------------------------------------------------------
SCP Pool Corp.(1)                                        56,000     1,928,640
--------------------------------------------------------------------------------
Universal Corp.                                          15,000       594,900
                                                                ----------------
                                                                   11,174,586

--------------------------------------------------------------------------------
GOLD & PRECIOUS MINERALS--0.2%
Stillwater Mining Co.(1)                                 34,000       994,500
--------------------------------------------------------------------------------
METALS--1.6%
--------------------------------------------------------------------------------
Aviall, Inc.(1)                                          68,000       745,960
--------------------------------------------------------------------------------
Century Aluminum Co.                                     49,000       785,960
--------------------------------------------------------------------------------
Chicago Bridge & Iron Co. NV                             34,000     1,150,900
--------------------------------------------------------------------------------
CIRCOR International, Inc.                              130,000     2,346,500
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. A(1)           26,500       265,795
--------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Cl. B(1)           62,500       690,625
--------------------------------------------------------------------------------
NS Group, Inc.(1)                                        35,000       467,250
--------------------------------------------------------------------------------
Titanium Metal Corp.(1)                                  98,200       982,000
--------------------------------------------------------------------------------
UCAR International, Inc.(1)                              73,100       873,545
--------------------------------------------------------------------------------
Walter Industries, Inc.                                  70,800       842,520
                                                                ----------------
                                                                    9,151,055
--------------------------------------------------------------------------------
PAPER--0.7%
--------------------------------------------------------------------------------
Glatfelter (P.H.) Co.                                    56,000       798,560
--------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                  24,000       281,520
--------------------------------------------------------------------------------
Pactiv Corp.(1)                                         141,000     1,889,400
--------------------------------------------------------------------------------
Rayonier, Inc.                                           22,500     1,045,125
                                                                ----------------
                                                                    4,014,605

                    12 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                MARKET VALUE
                                                        SHARES    SEE NOTE 1
===============================================================================

CAPITAL GOODS--10.8%
-------------------------------------------------------------------------------
AEROSPACE/DEFENSE--1.0%
American Axle & Manufacturing Holdings, Inc.(1)         10,500  $   178,500
-------------------------------------------------------------------------------
DRS Technologies, Inc.(1)                               53,800    1,236,324
-------------------------------------------------------------------------------
Intermagnetics General Corp.                            26,300      852,120
-------------------------------------------------------------------------------
Kaydon Corp.                                            26,000      666,900
-------------------------------------------------------------------------------
Moog, Inc., Cl. A(1)                                    38,000    1,480,100
-------------------------------------------------------------------------------
Precision Castparts Corp.                               31,000    1,160,020
                                                                ---------------
                                                                   5,573,964
================================================================================
ELECTRICAL EQUIPMENT--1.0%
AMETEK, Inc.                                             10,000      305,500
-------------------------------------------------------------------------------
BEI Technologies, Inc.                                   80,200    2,166,202
-------------------------------------------------------------------------------
CLARCOR, Inc.                                             9,700      260,445
-------------------------------------------------------------------------------
EMCOR Group, Inc.(1)                                     45,000    1,626,750
-------------------------------------------------------------------------------
Encore Wire Corp.(1)                                     10,600      125,822
-------------------------------------------------------------------------------
Genlyte Group, Inc. (The)(1)                             13,000      401,830
-------------------------------------------------------------------------------
Interlogix, Inc.(1)                                      11,500      419,750
-------------------------------------------------------------------------------
Lennox International, Inc.                               19,200      210,240
                                                                ---------------
                                                                   5,516,539

===============================================================================
INDUSTRIAL SERVICES--4.1%
Coinstar, Inc.(1)                                        70,000    1,557,500
-------------------------------------------------------------------------------
Exponent, Inc.(1)                                        11,000      118,580
-------------------------------------------------------------------------------
Graco, Inc.                                              49,750    1,641,750
-------------------------------------------------------------------------------
Granite Construction, Inc.                               31,500      800,730
-------------------------------------------------------------------------------
ICT Group, Inc.(1)                                       26,900      468,060
-------------------------------------------------------------------------------
Lincoln Electric Holdings, Inc.                          45,200    1,152,600
-------------------------------------------------------------------------------
McDermott International, Inc.                            70,900      825,985
-------------------------------------------------------------------------------
Mobile Mini, Inc.(1)                                     19,400      639,812
-------------------------------------------------------------------------------
National Data Corp.                                      45,000    1,458,000
-------------------------------------------------------------------------------
National Processing, Inc.(1)                             56,100    1,570,800
-------------------------------------------------------------------------------
Navigant Consulting, Inc.(1)                             62,000      508,400
-------------------------------------------------------------------------------
New England Business Service, Inc.                        6,000      115,200
-------------------------------------------------------------------------------
Oil States International, Inc.(1)                        21,400      197,308
-------------------------------------------------------------------------------
Pason Systems, Inc.(1)                                   40,000      260,675
-------------------------------------------------------------------------------
Pittston Brink's Group                                   57,000    1,270,530
-------------------------------------------------------------------------------
Planar Systems, Inc.(1)                                  30,400      787,360
-------------------------------------------------------------------------------
Right Management Consultants, Inc.(1)                    27,585      719,968
-------------------------------------------------------------------------------
Stericycle, Inc.(1)                                      35,000    1,643,250
-------------------------------------------------------------------------------
Sylvan Learning Systems, Inc.(1)                         74,000    1,798,200
-------------------------------------------------------------------------------
Teekay Shipping Corp.                                    37,500    1,500,750
-------------------------------------------------------------------------------
Tetra Technologies, Inc.(1)                              64,200    1,569,690

                    13 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                       MARKET VALUE
                                               SHARES   SEE NOTE 1
===========================================================================

INDUSTRIAL SERVICES Continued
TRC Cos., Inc.(1)                              10,900   $    437,853
---------------------------------------------------------------------------
URS Corp.(1)                                   40,500      1,093,500
---------------------------------------------------------------------------
Wackenhut Corrections Corp.(1)                 52,600        689,060
---------------------------------------------------------------------------
Waste Connections, Inc.(1)                     13,000        468,000
                                                      --------------
                                                          23,293,561

===========================================================================
MANUFACTURING--4.7%
AEP Industries, Inc.                           20,000        706,800
---------------------------------------------------------------------------
Albany International Corp., Cl. A              35,000        661,500
---------------------------------------------------------------------------
American Woodmark Corp.                        12,100        464,882
---------------------------------------------------------------------------
Ameron International Corp.                      9,200        614,100
---------------------------------------------------------------------------
AptarGroup, Inc.                               42,000      1,362,060
---------------------------------------------------------------------------
Astronics Corp.                                31,600        481,268
---------------------------------------------------------------------------
Ball Corp.                                     32,000      1,521,920
---------------------------------------------------------------------------
Columbia Sportswear Co.(1)                     13,750        701,112
---------------------------------------------------------------------------
Cummins, Inc.                                  16,500        638,550
---------------------------------------------------------------------------
Donaldson Co., Inc.                            41,800      1,302,070
---------------------------------------------------------------------------
Flowserve Corp.(1)                             65,900      2,026,425
---------------------------------------------------------------------------
Interpool, Inc.                                13,000        204,100
---------------------------------------------------------------------------
Ivex Packaging Corp.(1)                        66,000      1,254,000
---------------------------------------------------------------------------
Knight Transportation, Inc.(1)                 55,000      1,130,250
---------------------------------------------------------------------------
Lindsay Manufacturing Co.                       4,300         81,700
---------------------------------------------------------------------------
Matthews International Corp., Cl. A            24,500      1,077,204
---------------------------------------------------------------------------
Maverick Tube Corp.(1)                         21,300        361,035
---------------------------------------------------------------------------
Measurement Specialties, Inc.(1)               15,200        254,600
---------------------------------------------------------------------------
Myers Industries, Inc.                         25,000        377,500
---------------------------------------------------------------------------
NACCO Industries, Inc., Cl. A                  15,600      1,216,644
---------------------------------------------------------------------------
NCH Corp.                                       6,500        254,150
---------------------------------------------------------------------------
Oakley, Inc.(1)                                73,700      1,363,450
---------------------------------------------------------------------------
Paxar Corp.(1)                                 15,500        223,200
---------------------------------------------------------------------------
Penn Engineering & Manufacturing Corp.         42,000        735,000
---------------------------------------------------------------------------
Roper Industries, Inc.                          9,800        409,150
---------------------------------------------------------------------------
Silgan Holdings, Inc.(1)                       10,200        179,112
---------------------------------------------------------------------------
SPS Technologies, Inc.(1)                      13,000        616,200
---------------------------------------------------------------------------
Stewart & Stevenson Services, Inc.             52,000      1,716,000
---------------------------------------------------------------------------
Tecumseh Products Co., Cl. A                    7,200        356,400
---------------------------------------------------------------------------
Tennant Co.                                    12,000        480,000
---------------------------------------------------------------------------
Watts Industries, Inc., Cl. A                  37,500        635,625
---------------------------------------------------------------------------
Woodward Governor Co.                          29,000      2,446,150
---------------------------------------------------------------------------
Zygo Corp.(1)                                  21,400        476,150
                                                      --------------
                                                          26,328,307

                    14 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                              MARKET VALUE
                                                     SHARES     SEE NOTE 1
==============================================================================

COMMUNICATION SERVICES--1.8%
------------------------------------------------------------------------------
TELECOMMUNICATIONS-LONG DISTANCE--1.8%
Applied Innovation, Inc.(1)                          43,000   $    359,050
------------------------------------------------------------------------------
Boston Communications Group, Inc.(1)                103,800      1,494,720
------------------------------------------------------------------------------
General Cable Corp.                                  94,500      1,752,975
------------------------------------------------------------------------------
General Communication, Inc., Cl. A(1)                70,700        855,470
------------------------------------------------------------------------------
Illuminet Holdings, Inc.(1)                          55,000      1,729,750
------------------------------------------------------------------------------
Lightbridge, Inc.(1)                                 84,643      1,642,074
------------------------------------------------------------------------------
Metro One Telecommunication, Inc.(1)                 17,800      1,154,686
------------------------------------------------------------------------------
SymmetriCom, Inc.(1)                                 96,300      1,409,832
                                                            --------------
                                                                10,398,557
==============================================================================
TELEPHONE UTILITIES--0.0%
AXXENT, Inc.(1,2)                                   100,000             --
------------------------------------------------------------------------------
Commonwealth Telephone Enterprises, Inc.(1)           1,000         42,250
                                                            --------------
                                                                    42,250
==============================================================================
CONSUMER CYCLICALS--19.6%
------------------------------------------------------------------------------
AUTOS & HOUSING--4.5%
Apogee Enterprises, Inc.                             44,500        555,805
------------------------------------------------------------------------------
Applica, Inc.(1)                                     53,000        421,880
------------------------------------------------------------------------------
Beazer Homes USA, Inc.(1)                             8,300        526,967
------------------------------------------------------------------------------
Centex Corp.                                          6,500        264,875
------------------------------------------------------------------------------
Crossmann Communities, Inc.                          13,000        515,970
------------------------------------------------------------------------------
Dal-Tile International, Inc.(1)                      83,000      1,539,650
------------------------------------------------------------------------------
Direct Focus, Inc.(1)                                46,500      2,208,750
------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                          48,000      1,560,000
------------------------------------------------------------------------------
Florida Rock Industries, Inc.                        21,900      1,027,110
------------------------------------------------------------------------------
Group 1 Automotive, Inc.(1)                          21,600        639,360
------------------------------------------------------------------------------
Hovnanian Enterprises, Inc., Cl. A(1)                15,500        224,905
------------------------------------------------------------------------------
Kennametal, Inc.                                     33,300      1,228,770
------------------------------------------------------------------------------
Lancaster Colony Corp.                               32,000      1,055,360
------------------------------------------------------------------------------
M.D.C. Holdings, Inc.                                28,900      1,023,060
------------------------------------------------------------------------------
NVR, Inc.(1)                                          5,800        858,400
------------------------------------------------------------------------------
Pep Boys-Manny, Moe & Jack                           27,200        305,456
------------------------------------------------------------------------------
Polaris Industries, Inc.                             11,800        540,440
------------------------------------------------------------------------------
Pulte Homes, Inc.                                    20,000        852,600
------------------------------------------------------------------------------
Rollins, Inc.                                        20,500        408,155
------------------------------------------------------------------------------
Ryland Group, Inc. (The)                             35,000      1,771,000
------------------------------------------------------------------------------
Schuler Homes, Inc.(1)                               23,400        316,836
------------------------------------------------------------------------------
Security Capital Group, Inc., Cl. B(1)               14,000        299,600
------------------------------------------------------------------------------
Selective Insurance Group, Inc.                       9,000        240,120
------------------------------------------------------------------------------
St. Joe Co. (The)                                    37,800      1,016,442

                    15 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                     MARKET VALUE
                                           SHARES      SEE NOTE 1
==================================================================

AUTOS & HOUSING Continued
Stratus Properties, Inc.(1)                21,666   $    238,326
------------------------------------------------------------------
Superior Industries International, Inc.    36,000      1,378,800
------------------------------------------------------------------
Toro Co. (The)                             41,000      1,842,950
------------------------------------------------------------------
Universal Forest Products, Inc.            16,000        360,000
------------------------------------------------------------------
Watsco, Inc.                               21,000        296,100
------------------------------------------------------------------
York International Corp.                   57,000      1,996,140
                                                  --------------
                                                      25,513,827
==================================================================
CONSUMER SERVICES--1.5%
Ambassadors International, Inc.            37,300        921,310
------------------------------------------------------------------
AmeriPath, Inc.(1)                         55,800      1,634,940
------------------------------------------------------------------
Boron, LePore & Associates, Inc.(1)        62,700        864,006
------------------------------------------------------------------
Dun & Bradstreet Corp.(1)                  38,000      1,071,600
------------------------------------------------------------------
Expedia, Inc., Cl. A(1)                    17,000        792,200
------------------------------------------------------------------
FTI Consulting, Inc.(1)                    43,500        948,300
------------------------------------------------------------------
Midas, Inc.                                13,000        163,800
------------------------------------------------------------------
Rent-A-Center, Inc.(1)                      7,700        405,020
------------------------------------------------------------------
Rightchoice Managed Care, Inc.(1)          18,100        803,640
------------------------------------------------------------------
Watson Wyatt & Co. Holdings(1)             32,900        769,202
                                                  --------------
                                                       8,374,018
==================================================================
LEISURE & ENTERTAINMENT--4.1%
ABM Industries, Inc.                       26,500        987,125
------------------------------------------------------------------
Action Performance Cos., Inc.(1)           40,075      1,001,875
------------------------------------------------------------------
Activision, Inc.(1)                        29,600      1,161,800
------------------------------------------------------------------
Alliance Gaming Corp.(1)                   13,400        526,218
------------------------------------------------------------------
Anchor Gaming(1)                           29,000      1,873,980
------------------------------------------------------------------
Arctic Cat, Inc.                           12,600        182,700
------------------------------------------------------------------
Argosy Gaming Co.(1)                       50,900      1,412,984
------------------------------------------------------------------
Boyd Gaming Corp.(1)                       48,500        278,875
------------------------------------------------------------------
Callaway Golf Co.                          56,000        884,800
------------------------------------------------------------------
Choice Hotels International, Inc.(1)       65,700        985,500
------------------------------------------------------------------
Crestline Capital Corp.(1)                 26,000        808,080
------------------------------------------------------------------
Extended Stay America, Inc.(1)             93,000      1,395,000
------------------------------------------------------------------
Galileo International, Inc.                56,000      1,820,000
------------------------------------------------------------------
GTech Holdings Corp.(1)                    41,000      1,455,910
------------------------------------------------------------------
Handleman Co.(1)                           54,000        904,500
------------------------------------------------------------------
JAKKS Pacific, Inc.(1)                     27,000        504,900
------------------------------------------------------------------
MTR Gaming Group, Inc.(1)                  80,500      1,086,750
------------------------------------------------------------------
Pegasus Solutions, Inc.(1)                 22,200        256,410
------------------------------------------------------------------
Penn National Gaming, Inc.(1)              52,000      1,320,800
------------------------------------------------------------------
Prime Hospitality Corp.(1)                 56,000        663,600

                    16 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                         MARKET VALUE
                                                 SHARES   SEE NOTE 1
======================================================================

LEISURE & ENTERTAINMENT Continued
ResortQuest International, Inc.(1)               41,800 $      480,700
----------------------------------------------------------------------
Shuffle Master, Inc.(1)                          91,050      1,912,050
----------------------------------------------------------------------
WMS Industries, Inc.(1)                          42,000      1,351,140
                                                        --------------
                                                            23,255,697

======================================================================
MEDIA--1.2%
Banta Corp.                                      50,700      1,485,510
----------------------------------------------------------------------
Deluxe Corp.                                     48,300      1,395,870
----------------------------------------------------------------------
Harland (John H.) Co.                            54,700      1,274,510
----------------------------------------------------------------------
Lee Enterprises, Inc.                            19,800        653,400
----------------------------------------------------------------------
R.H. Donnelley Corp.(1)                          49,700      1,590,400
----------------------------------------------------------------------
Scholastic Corp.(1)                              13,000        585,000
                                                        --------------
                                                             6,984,690

======================================================================
RETAIL: GENERAL--0.5%
Dress Barn, Inc. (The)(1)                        48,000      1,092,000
----------------------------------------------------------------------
Stein Mart, Inc.(1)                              66,400        686,576
----------------------------------------------------------------------
Stoneridge, Inc.(1)                              39,300        422,475
----------------------------------------------------------------------
Tuesday Morning Corp.(1)                         40,000        530,000
----------------------------------------------------------------------
Value City Department Stores, Inc.(1)            23,400        269,100
                                                        --------------
                                                             3,000,151

======================================================================
RETAIL: SPECIALTY--5.5%
1-800 CONTACTS, Inc.(1)                          10,000        247,900
----------------------------------------------------------------------
American Eagle Outfitters, Inc.(1)               12,000        422,880
----------------------------------------------------------------------
Buckle, Inc. (The)(1)                             6,000        113,400
----------------------------------------------------------------------
Burlington Coat Factory Warehouse Corp.          34,500        690,000
----------------------------------------------------------------------
Cato Corp., Cl. A                                73,000      1,424,960
----------------------------------------------------------------------
Charlotte Russe Holding, Inc.(1)                 32,000        857,600
----------------------------------------------------------------------
Chico's FAS, Inc.(1)                             29,500        877,625
----------------------------------------------------------------------
Children's Place Retail Stores, Inc.(1)           3,000         80,400
-------------& Banks Corp.(1)                     29,000        945,400
----------------------------------------------------------------------
Circuit City Stores, Inc.-CarMax Group(1)       102,000      1,627,920
----------------------------------------------------------------------
Copart, Inc.(1)                                  61,200      1,790,100
----------------------------------------------------------------------
Elizabeth Arden, Inc.(1)                         23,500        573,635
----------------------------------------------------------------------
Fossil, Inc.(1)                                  68,000      1,411,000
----------------------------------------------------------------------
Fred's, Inc.                                     46,125      1,187,719
----------------------------------------------------------------------
Genesco, Inc.(1)                                 32,000      1,075,200
----------------------------------------------------------------------
Guitar Center, Inc.(1)                           62,000      1,310,060
----------------------------------------------------------------------
Hibbett Sporting Goods, Inc.(1)                  50,000      1,853,000
----------------------------------------------------------------------
Hot Topic, Inc.(1)                               37,000      1,150,700
----------------------------------------------------------------------
J. Jill Group, Inc.(1)                           44,000        891,000

                    17 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                               MARKET VALUE
                                                       SHARES   SEE NOTE 1
============================================================================

RETAIL: SPECIALTY Continued
Lands' End, Inc.(1)                                    17,500 $      702,625
----------------------------------------------------------------------------
Michaels Stores, Inc.(1)                               23,300        955,300
----------------------------------------------------------------------------
Movado Group, Inc.                                     14,300        288,860
----------------------------------------------------------------------------
O'Reilly Automotive, Inc.(1)                           52,700      1,512,490
----------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                             6,000        388,200
----------------------------------------------------------------------------
Pier 1 Imports, Inc.                                  105,000      1,207,500
----------------------------------------------------------------------------
Reebok International Ltd.(1)                           64,000      2,044,800
----------------------------------------------------------------------------
Regis Corp. of Minnesota                               39,000        818,610
----------------------------------------------------------------------------
Ross Stores, Inc.                                      13,600        325,720
----------------------------------------------------------------------------
Skechers U.S.A., Inc., Cl. A(1)                        78,700      2,300,401
----------------------------------------------------------------------------
Smart & Final, Inc.(1)                                 28,000        308,000
----------------------------------------------------------------------------
UniFirst Corp.                                         39,300        746,700
----------------------------------------------------------------------------
Wet Seal, Inc., Cl. A(1)                                8,000        276,880
----------------------------------------------------------------------------
Wolverine World Wide, Inc.                             32,000        571,840
                                                              --------------
                                                                  30,978,425

============================================================================
TEXTILE/APPAREL &HOME FURNISHINGS--2.3%
bebe stores, inc.(1)                                    7,000        204,120
----------------------------------------------------------------------------
Coach, Inc.(1)                                         12,600        479,430
----------------------------------------------------------------------------
Deb Shops, Inc.                                        48,000        900,960
----------------------------------------------------------------------------
Gildan Activewear, Inc., Cl. A(1)                      78,000      1,092,000
----------------------------------------------------------------------------
Hancock Fabrics, Inc.                                  39,600        354,420
----------------------------------------------------------------------------
Jones Apparel Group, Inc.(1)                           10,321        445,867
----------------------------------------------------------------------------
Kellwood Co.                                           48,300      1,115,730
----------------------------------------------------------------------------
Nautica Enterprises, Inc.(1)                           48,000        980,640
----------------------------------------------------------------------------
OshKosh B'Gosh, Inc., Cl. A                             8,600        285,950
----------------------------------------------------------------------------
Phillips-Van Heusen Corp.                              87,300      1,257,120
----------------------------------------------------------------------------
Polo Ralph Lauren Corp.(1)                             31,000        799,800
----------------------------------------------------------------------------
Quaker Fabric Corp.(1)                                133,200      1,365,300
----------------------------------------------------------------------------
Quicksilver, Inc.(1)                                   43,500      1,087,500
----------------------------------------------------------------------------
Tommy Hilfiger Corp.(1)                               150,100      2,101,400
----------------------------------------------------------------------------
Too, Inc.(1)                                           19,000        520,600
                                                              --------------
                                                                  12,990,837

============================================================================
CONSUMER STAPLES--7.6%
----------------------------------------------------------------------------
BEVERAGES--0.4%
Constellation Brands, Inc., Cl. A(1)                   25,000      1,025,000
----------------------------------------------------------------------------
Cott Corp.(1)                                          86,000        949,440
                                                              --------------
                                                                   1,974,440

                    18 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                     MARKET VALUE
                                             SHARES   SEE NOTE 1
==================================================================

BROADCASTING--0.4%
Crown Media Holdings, Inc., Cl. A(1)         51,000 $      946,050
------------------------------------------------------------------
Saga Communications, Inc., Cl. A(1)           8,800        208,912
------------------------------------------------------------------
Salem Communications Corp., Cl. A(1)         48,900      1,069,932
                                                    --------------
                                                         2,224,894

==================================================================
EDUCATION--0.6%
Corinthian Colleges, Inc.(1)                 13,000        611,910
------------------------------------------------------------------
ITT Educational Services, Inc.(1)            32,500      1,462,500
------------------------------------------------------------------
New Horizons Worldwide, Inc.(1)              27,000        403,380
------------------------------------------------------------------
Strayer Education, Inc.                      18,000        877,500
------------------------------------------------------------------
                                                         3,355,290

==================================================================
ENTERTAINMENT--3.7%
AFC Enterprises, Inc.(1)                     32,000        612,800
------------------------------------------------------------------
Applebee's International, Inc.               43,500      1,392,000
------------------------------------------------------------------
Aztar Corp.(1)                               15,000        181,500
------------------------------------------------------------------
Bob Evans Farms, Inc.                        28,500        513,000
------------------------------------------------------------------
Brinker International, Inc.(1)               53,250      1,376,512
------------------------------------------------------------------
Buca, Inc.(1)                                48,000      1,044,000
------------------------------------------------------------------
CBRL Group, Inc.                             46,000        779,700
------------------------------------------------------------------
CEC Entertainment, Inc.(1)                   22,500      1,110,375
------------------------------------------------------------------
Cheesecake Factory, Inc. (The)(1)            14,250        403,275
------------------------------------------------------------------
IHOP Corp.(1)                                22,000        590,700
------------------------------------------------------------------
Landry's Restaurants, Inc.                   41,200        700,400
------------------------------------------------------------------
LodgeNet Entertainment Corp.(1)              16,400        287,000
------------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc.         110,600      1,436,694
------------------------------------------------------------------
P.F. Chang's China Bistro, Inc.(1)           40,500      1,534,950
------------------------------------------------------------------
Panera Bread Co., Cl. A                      47,000      1,483,790
------------------------------------------------------------------
Papa John's International, Inc.(1)           18,300        463,905
------------------------------------------------------------------
Rare Hospitality International, Inc.(1)      48,700      1,100,620
------------------------------------------------------------------
Ruby Tuesday, Inc.                           73,000      1,248,300
------------------------------------------------------------------
Ryan's Family Steak Houses, Inc.(1)          41,000        502,250
------------------------------------------------------------------
Sonic Corp.(1)                               44,000      1,396,120
------------------------------------------------------------------
THQ, Inc.(1)                                 42,000      2,504,460
                                                    --------------
                                                        20,662,351

==================================================================
FOOD--1.2%
American Italian Pasta Co.(1)                37,000      1,716,800
------------------------------------------------------------------
Dreyer's Grand Ice Cream, Inc.               12,500        348,750
------------------------------------------------------------------
Fresh Del Monte Produce, Inc.(1)             67,800        747,834
------------------------------------------------------------------
Green Mountain Coffee, Inc.(1)               12,800        382,464
------------------------------------------------------------------
J &J Snack Foods Corp.(1)                    4,800        106,320

                    19 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                    MARKET VALUE
                                            SHARES   SEE NOTE 1
================================================================

FOOD Continued
Lance, Inc.                                 91,500  $  1,235,250
----------------------------------------------------------------
Nash Finch Co.                              35,000       826,000
----------------------------------------------------------------
Nature's Sunshine Products, Inc.            21,000       248,430
----------------------------------------------------------------
O'Charley's, Inc.(1)                        34,000       658,920
----------------------------------------------------------------
Triarc Cos.(1)                              20,500       537,100
                                                    ------------
                                                       6,807,868

================================================================
FOOD & DRUG RETAILERS--0.4%
Duane Reade, Inc.(1)                        10,000       325,000
----------------------------------------------------------------
Fleming Cos., Inc.                          34,000     1,213,800
----------------------------------------------------------------
Pathmark Stores, Inc.(1)                    28,000       688,800
                                                    ------------
                                                       2,227,600

================================================================
HOUSEHOL& Dwight Co., Inc.                   52,700     1,341,215
----------------------------------------------------------------
Dial Corp. (The)                            95,300     1,358,025
----------------------------------------------------------------
Nu Skin Asia Pacific, Inc., Cl. A           76,500       650,250
----------------------------------------------------------------
Ruddick Corp.                               26,000       440,700
                                                    ------------
                                                       3,790,190

================================================================
TOBACCO--0.2%
DIMON, Inc.                                 81,000       810,000
----------------------------------------------------------------
Standard Commercial Corp.                   14,000       238,840
                                                    ------------
                                                       1,048,840

================================================================
ENERGY--9.1%
----------------------------------------------------------------
ENERGY SERVICES--3.1%
Aquila, Inc.(1)                             27,700       682,805
----------------------------------------------------------------
Arch Coal, Inc.                              7,700       199,199
----------------------------------------------------------------
Cal Dive International, Inc.(1)             45,400     1,116,840
----------------------------------------------------------------
Coflexip SA, Sponsored ADR                   8,000       603,793
----------------------------------------------------------------
Covanta Energy Corp.(1)                    102,000     1,882,920
----------------------------------------------------------------
Dril-Quip, Inc.(1)                          13,000       279,890
----------------------------------------------------------------
Ensign Resource Service Group, Inc.        198,300     1,966,536
----------------------------------------------------------------
Global Industries Ltd.(1)                   68,000       847,960
----------------------------------------------------------------
Grey Wolf, Inc.(1)                         405,000     1,620,000
----------------------------------------------------------------
Headwaters, Inc.(1)                         72,445     1,159,120
----------------------------------------------------------------
Helmerich & Payne, Inc.                     30,000       924,600
----------------------------------------------------------------
National-Oilwell, Inc.(1)                   23,000       616,400
----------------------------------------------------------------
Oceaneering International, Inc.(1)          51,000     1,058,250
----------------------------------------------------------------
Patterson-UTI Energy, Inc.(1)               67,000     1,197,290
----------------------------------------------------------------
Peabody Energy Corp.(1)                      5,000       163,750

                    20 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                           MARKET VALUE
                                                  SHARES    SEE NOTE 1
=======================================================================

ENERGY SERVICES Continued
Piedmont Natural Gas Co., Inc.                     15,000 $     532,800
-----------------------------------------------------------------------
Powell Industries, Inc.(1)                          1,700        51,000
-----------------------------------------------------------------------
Superior Energy Services, Inc.(1)                 134,500     1,062,550
-----------------------------------------------------------------------
Tesco Corp.(1)                                    138,800     1,563,969
                                                          -------------
                                                             17,529,672

=======================================================================
OIL: DOMESTIC--3.0%
Brown (Tom), Inc.(1)                               18,500       444,000
-----------------------------------------------------------------------
Callon Petroleum Co.(1)                            88,000     1,042,800
-----------------------------------------------------------------------
Carbo Ceramics, Inc.                               27,900     1,033,695
-----------------------------------------------------------------------
Chieftain International, Inc.(1)                    4,300       124,104
-----------------------------------------------------------------------
Chieftain International, Inc.(1)                   13,000       373,620
-----------------------------------------------------------------------
Denbury Resources, Inc.(1)                         16,000       150,400
-----------------------------------------------------------------------
FMC Technologies, Inc.(1)                          20,700       427,455
-----------------------------------------------------------------------
Frontier Oil Corp.                                131,000     1,735,750
-----------------------------------------------------------------------
Holly Corp.                                        22,000       808,500
-----------------------------------------------------------------------
HS Resources, Inc.(1)                              23,300     1,509,840
-----------------------------------------------------------------------
Ocean Energy, Inc.                                 33,000       575,850
-----------------------------------------------------------------------
Patina Oil & Gas Corp.                             19,600       519,400
-----------------------------------------------------------------------
Pennzoil-Quaker State Co.                          48,600       544,320
-----------------------------------------------------------------------
Prize Energy Corp., New (formerly known
as Vista Energy Resources, Inc.)(1)                42,300       816,390
-----------------------------------------------------------------------
Quicksilver Resources, Inc.(1)                     40,700       732,600
-----------------------------------------------------------------------
Spinnaker Exploration Co.(1)                       21,400       853,004
-----------------------------------------------------------------------
Sunoco, Inc.                                       39,000     1,428,570
-----------------------------------------------------------------------
Swift Energy Co.(1)                                17,000       512,210
-----------------------------------------------------------------------
Tesoro Petroleum Corp.(1)                          44,000       554,400
-----------------------------------------------------------------------
Ultramar Diamond Shamrock Corp.                    34,000     1,606,500
-----------------------------------------------------------------------
Westport Resources Corp.(1)                        39,800       835,800
                                                          -------------
                                                             16,629,208

=======================================================================
OIL: INTERNATIONAL--3.0%
Anderson Exploration Ltd.(1)                       38,727       782,145
-----------------------------------------------------------------------
Canadian 88 Energy Corp.(1)                         7,000        10,570
-----------------------------------------------------------------------
Canadian 88 Energy Corp.(1)                       381,000       564,872
-----------------------------------------------------------------------
Canadian Hunter Exploration Ltd.(1)                70,400     1,716,394
-----------------------------------------------------------------------
Canadian Natural Resources Ltd.                     1,402        41,569
-----------------------------------------------------------------------
Canadian Natural Resources Ltd.                     2,322        68,623
-----------------------------------------------------------------------
Canadian Superior Energy, Inc.
(formerly known as Prize Energy Corp.)(1)         622,124       614,909
-----------------------------------------------------------------------
Compton Petroleum Corp.(1)                        550,000     1,587,375
-----------------------------------------------------------------------
Lufkin Industries, Inc.                            10,600       292,560

                    21 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                         MARKET VALUE
                                                 SHARES   SEE NOTE 1
=====================================================================

OIL: INTERNATIONAL Continued
Paramount Resources Ltd.(1)                     135,600 $   1,331,339
---------------------------------------------------------------------
Penn West Petroleum Ltd.(1)                      22,300       573,076
---------------------------------------------------------------------
Rio Alto Exploration Ltd.(1)                     59,400     1,027,445
---------------------------------------------------------------------
Torch Offshore, Inc.(1)                          52,500       522,375
---------------------------------------------------------------------
Trican Well Service Ltd.(1)                     103,700     1,281,217
---------------------------------------------------------------------
Varco International, Inc.(1)                     75,000     1,395,750
---------------------------------------------------------------------
Velvet Exploration Ltd.(1)                      453,500     2,399,582
---------------------------------------------------------------------
Ventus Energy Ltd.                              205,000     1,175,211
---------------------------------------------------------------------
Vermilion Resources Ltd.(1)                     239,800     1,700,216
                                                        -------------
                                                           17,085,228

=====================================================================
FINANCIAL--17.2%
---------------------------------------------------------------------
BANKS--9.2%
1st Source Corp.                                 32,050       897,400
---------------------------------------------------------------------
American Financial Holdings, Inc.                48,000     1,132,800
---------------------------------------------------------------------
American Home Mortgage Holdings, Inc.            58,700       698,823
---------------------------------------------------------------------
Andover Bancorp, Inc.                             6,000       301,500
---------------------------------------------------------------------
Area Bancshares Corp.                            14,000       231,000
---------------------------------------------------------------------
Arrow Financial Corp.                             1,500        37,875
---------------------------------------------------------------------
Associated Banc-Corp                             18,400       662,216
---------------------------------------------------------------------
BancFirst Corp.                                   6,000       241,500
---------------------------------------------------------------------
BancorpSouth, Inc.                               32,000       544,000
---------------------------------------------------------------------
Banner Corp.                                     35,000       770,000
---------------------------------------------------------------------
BOK Financial Corp.                              27,225       732,352
---------------------------------------------------------------------
Boston Private Financial Holdings, Inc.          18,500       414,400
---------------------------------------------------------------------
Brookline Bancorp, Inc.                          42,000       589,680
---------------------------------------------------------------------
Capitol Federal Financial                        69,800     1,349,234
---------------------------------------------------------------------
City National Corp.                              19,000       841,510
---------------------------------------------------------------------
Coastal Bancorp, Inc.                            26,000       830,960
---------------------------------------------------------------------
Commerce Bancshares, Inc.                        35,950     1,326,555
---------------------------------------------------------------------
Commercial Federal Corp.                         14,000       323,400
---------------------------------------------------------------------
Community First Bankshares, Inc.                 35,000       805,000
---------------------------------------------------------------------
Connecticut Bancshares, Inc.                     10,700       280,126
---------------------------------------------------------------------
Corus Bankshares, Inc.                            6,000       361,500
---------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                       25,200       853,020
---------------------------------------------------------------------
Dime Community Bancshares                        45,000     1,526,400
---------------------------------------------------------------------
Downey Financial Corp.                            6,800       321,368
---------------------------------------------------------------------
F.N.B. Corp.                                     43,050     1,269,975
---------------------------------------------------------------------
First BanCorp                                    41,000     1,106,590
---------------------------------------------------------------------
First Citizens BancShares, Inc., Cl. A           11,100     1,204,350
---------------------------------------------------------------------
First Commonwealth Financial Corp.               32,000       480,000

                    22 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                    MARKET VALUE
                                            SHARES   SEE NOTE 1

================================================================

BANKS Continued
First Federal Capital Corp.                  1,100  $     17,820
----------------------------------------------------------------
First Financial Bankshares, Inc.             6,500       201,500
----------------------------------------------------------------
First Indiana Corp.                         21,000       546,630
----------------------------------------------------------------
First Midwest Bancorp, Inc.                  6,000       177,900
----------------------------------------------------------------
First Republic Bank(1)                      43,000     1,053,500
----------------------------------------------------------------
First Sentinel Bancorp, Inc.                69,000       936,330
----------------------------------------------------------------
First Virginia Banks, Inc.                   6,500       306,280
----------------------------------------------------------------
Frontier Financial Corp.                    11,000       308,000
----------------------------------------------------------------
Glacier Bancorp, Inc.                       36,000       684,000
----------------------------------------------------------------
Hancock Holding Co.                          6,000       257,700
----------------------------------------------------------------
Harbor Florida Bancshares, Inc.             55,800     1,068,570
----------------------------------------------------------------
Hibernia Corp., Cl. A                       83,200     1,480,960
----------------------------------------------------------------
Independence Community Bank Corp.           62,800     1,239,672
----------------------------------------------------------------
Independent Bank Corp.-Massachusetts        49,800       983,052
----------------------------------------------------------------
Independent Bank Corp.-Michigan             45,500     1,117,025
----------------------------------------------------------------
Integra Bank Corp.                          11,000       272,470
----------------------------------------------------------------
International Bancshares Corp.               7,500       315,000
----------------------------------------------------------------
Irwin Financial Corp.                       41,500     1,043,725
----------------------------------------------------------------
MAF Bancorp, Inc.                           60,600     1,860,420
----------------------------------------------------------------
Main Street Banks, Inc.                     13,500       238,680
----------------------------------------------------------------
Mississippi Valley Bancshares, Inc.         29,000     1,157,100
----------------------------------------------------------------
NBT Bancorp, Inc.                           65,000     1,254,500
----------------------------------------------------------------
Pacific Northwest Bancorp                   47,000     1,174,530
----------------------------------------------------------------
PFF Bancorp, Inc.                           20,000       500,000
----------------------------------------------------------------
Prosperity Bancshares, Inc.                 38,000       909,340
----------------------------------------------------------------
Provident Bankshares Corp.                  59,850     1,492,659
----------------------------------------------------------------
R & G Financial Corp., Cl. B                34,000       545,700
----------------------------------------------------------------
Republic Bancorp, Inc.                      60,000       834,000
----------------------------------------------------------------
Riggs National Corp.                        16,000       271,840
----------------------------------------------------------------
Roslyn Bancorp, Inc.                        32,000       841,600
----------------------------------------------------------------
S&T Bancorp, Inc.                           50,000     1,350,000
----------------------------------------------------------------
Sandy Spring Bancorp, Inc.                  10,000       322,000
----------------------------------------------------------------
Seacoast Financial Services Corp.           76,400     1,241,500
----------------------------------------------------------------
Second Bancorp, Inc.                        13,500       309,150
----------------------------------------------------------------
Sky Financial Group, Inc.                   13,000       246,090
----------------------------------------------------------------
South Financial Group, Inc. (The)           40,800       770,304
----------------------------------------------------------------
St. Francis Capital Corp.                    4,500        98,325
----------------------------------------------------------------
Staten Island Bancorp, Inc.                 38,000     1,058,300
----------------------------------------------------------------
Sterling Bancorp                            13,100       400,860
----------------------------------------------------------------
Sterling Bancshares, Inc.                   62,100     1,191,078
----------------------------------------------------------------
UCBH Holdings, Inc.                         18,000       546,300

                    23 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                               MARKET VALUE
                                                       SHARES   SEE NOTE 1
===========================================================================

BANKS Continued
Umpqua Holdings Corp.                                   4,200 $      53,802
---------------------------------------------------------------------------
United Bankshares, Inc.                                42,000     1,125,600
---------------------------------------------------------------------------
United National Bancorp                                 6,000       136,080
                                                              -------------
                                                                 52,073,426

===========================================================================
DIVERSIFIED FINANCIAL--2.7%
Actrade Financial Technologies Ltd.(1)                 52,100     1,231,644
---------------------------------------------------------------------------
Allied Capital Corp.                                   20,000       463,000
---------------------------------------------------------------------------
American Capital Strategies Ltd.                       43,400     1,217,804
---------------------------------------------------------------------------
AmeriCredit Corp.(1)                                    7,200       374,040
---------------------------------------------------------------------------
Centennial Bancorp                                     39,700       327,525
---------------------------------------------------------------------------
Clark/Bardes, Inc.(1)                                     600        13,380
---------------------------------------------------------------------------
Doral Financial Corp.                                  47,000     1,612,100
---------------------------------------------------------------------------
Eaton Vance Corp.                                       9,600       334,080
---------------------------------------------------------------------------
eFunds Corp.(1)                                        62,987     1,171,558
---------------------------------------------------------------------------
Federal Agricultural Mortgage Corp., Non-Vtg.(1)       34,900     1,116,102
---------------------------------------------------------------------------
Financial Federal Corp.(1)                             53,500     1,548,825
---------------------------------------------------------------------------
First American Corp. (The)                             25,800       488,652
---------------------------------------------------------------------------
IBERIABANK Corp.                                       23,550       695,903
---------------------------------------------------------------------------
Jefferies Group, Inc.                                  30,000       972,000
---------------------------------------------------------------------------
John Nuveen Co. (The), Cl. A                            4,100       232,265
---------------------------------------------------------------------------
Jones Lang LaSalle, Inc.(1)                            32,000       422,400
---------------------------------------------------------------------------
PMI Group, Inc. (The)                                   9,500       690,270
---------------------------------------------------------------------------
Raymond James Financial, Inc.                          10,000       306,000
---------------------------------------------------------------------------
Resource America, Inc., Cl. A                          26,900       352,390
---------------------------------------------------------------------------
Resource Bancshares Mortgage Group, Inc.               17,000       124,100
---------------------------------------------------------------------------
Student Loan Corp.                                      5,000       348,750
---------------------------------------------------------------------------
WFS Financial, Inc.(1)                                 34,222     1,052,327
                                                              -------------
                                                                 15,095,115

===========================================================================
INSURANCE--2.9%
Alfa Corp.                                              6,000       148,200
---------------------------------------------------------------------------
AmerUs Group Co.                                       44,000     1,560,680
---------------------------------------------------------------------------
Annuity & Life RE Holdings Ltd.                        17,500       625,625
---------------------------------------------------------------------------
Commerce Group, Inc. (The)                             41,000     1,508,390
---------------------------------------------------------------------------
Everest Re Group Ltd.                                  10,000       748,000
---------------------------------------------------------------------------
Fidelity National Financial, Inc.                      22,000       540,540
---------------------------------------------------------------------------
Gallagher (Arthur J.) & Co.                            39,400     1,024,400
---------------------------------------------------------------------------
Harleysville Group, Inc.                               23,500       699,125

                    24 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                       MARKET VALUE
                                               SHARES   SEE NOTE 1
====================================================================

INSURANCE Continued
HCC Insurance Holdings, Inc.                   22,400   $    548,800
--------------------------------------------------------------------
HealthExtras, Inc.(1)                          21,300        201,924
--------------------------------------------------------------------
Hilb, Rogal & Hamilton Co.                     22,700        993,125
--------------------------------------------------------------------
Kansas City Life Insurance Co.                  6,000        240,000
--------------------------------------------------------------------
LandAmerica Financial Group, Inc.              16,500        525,525
--------------------------------------------------------------------
Leucadia National Corp.                         8,200        266,090
--------------------------------------------------------------------
Old Republic International Corp.               20,000        580,000
--------------------------------------------------------------------
Phoenix Cos., Inc. (The)(1)                    11,800        219,480
--------------------------------------------------------------------
RenaissanceRe Holdings Ltd.                    16,000      1,185,600
--------------------------------------------------------------------
StanCorp Financial Group, Inc.                 25,000      1,184,750
--------------------------------------------------------------------
Trenwick Group Ltd.                            49,100      1,125,372
--------------------------------------------------------------------
Triad Guaranty, Inc.(1)                        25,900      1,036,000
--------------------------------------------------------------------
Vesta Insurance Group, Inc.                    44,600        488,370
--------------------------------------------------------------------
Willis Group Holdings Ltd.(1)                  42,700        757,925
                                                      --------------
                                                          16,207,921

====================================================================
REAL ESTATE INVESTMENT TRUSTS--0.2%
Indymac Mortgage Holdings, Inc.                34,000        911,200
--------------------------------------------------------------------
SAVINGS & LOANS--2.2%
BankAtlantic Bancorp, Inc.                     78,000        677,820
--------------------------------------------------------------------
BankUnited Financial Corp., Cl. A(1)           36,400        511,420
--------------------------------------------------------------------
CFS Bancorp, Inc.                              31,000        428,730
--------------------------------------------------------------------
Commonwealth Bancorp, Inc.                     21,300        380,631
--------------------------------------------------------------------
Fidelity Bankshares, Inc.                      35,165        506,024
--------------------------------------------------------------------
First Essex Bancorp, Inc.                      17,150        423,948
--------------------------------------------------------------------
First Financial Holdings, Inc.                 42,000        966,000
--------------------------------------------------------------------
First Niagara Financial Group, Inc.            11,000        170,830
--------------------------------------------------------------------
FirstFed Financial Corp.(1)                    38,000      1,132,400
--------------------------------------------------------------------
Flagstar Bancorp, Inc.                         41,000        856,900
--------------------------------------------------------------------
Flushing Financial Corp.                       19,840        474,374
--------------------------------------------------------------------
Hudson River Bancorp, Inc.                     40,500        733,050
--------------------------------------------------------------------
Local Financial Corp.(1)                       44,600        575,340
--------------------------------------------------------------------
OceanFirst Financial Corp.                      6,000        155,640
--------------------------------------------------------------------
Sovereign Bancorp, Inc.                       150,000      1,950,000
--------------------------------------------------------------------
Washington Federal, Inc.                       46,800      1,147,536
--------------------------------------------------------------------
Webster Financial Corp.                        39,000      1,278,420
                                                      --------------
                                                          12,369,063

                    25 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                             MARKET VALUE
                                                     SHARES   SEE NOTE 1
===========================================================================

HEALTHCARE--14.1%
--------------------------------------------------------------------------
HEALTHCARE/DRUGS--4.8%
Adolor Corp.(1)                                      41,500 $      896,400
--------------------------------------------------------------------------
Advanced Neuromodulation Systems, Inc.(1)             2,300         59,800
--------------------------------------------------------------------------
AmSurg Corp., Cl. A(1)                               28,450        840,698
--------------------------------------------------------------------------
Arena Pharmaceuticals, Inc.(1)                       32,100        978,729
--------------------------------------------------------------------------
ArQule, Inc.(1)                                      18,400        398,544
--------------------------------------------------------------------------
Charles River Laboratories International, Inc.(1)    24,000        834,000
--------------------------------------------------------------------------
CIMA Labs, Inc.(1)                                   14,000      1,099,000
--------------------------------------------------------------------------
Cubist Pharmaceuticals, Inc.(1)                      10,000        380,000
--------------------------------------------------------------------------
CV Therapeutics, Inc.                                10,300        587,100
--------------------------------------------------------------------------
Delta & Pine Land Co.                                 9,000        176,850
--------------------------------------------------------------------------
Diagnostic Products Corp.                            31,600      1,049,120
--------------------------------------------------------------------------
Edwards Lifesciences Corp.(1)                        53,000      1,397,080
--------------------------------------------------------------------------
Hemosol, Inc.(1)                                     34,000        309,400
--------------------------------------------------------------------------
Idexx Laboratories, Inc.(1)                          28,100        878,125
--------------------------------------------------------------------------
Impax Laboratories, Inc.(1)                          22,000        268,400
--------------------------------------------------------------------------
Kos Pharmaceuticals, Inc.(1)                          3,500        138,250
--------------------------------------------------------------------------
LifePoint Hospitals, Inc.(1)                          2,700        119,556
--------------------------------------------------------------------------
Matrix Pharmaceutical, Inc.(1)                       24,000        250,320
--------------------------------------------------------------------------
OSI Pharmaceuticals, Inc.(1)                          6,800        357,612
--------------------------------------------------------------------------
Owens & Minor, Inc.                                  29,200        554,800
--------------------------------------------------------------------------
Perrigo Co.(1)                                      130,000      2,169,700
--------------------------------------------------------------------------
Pharmaceutical Resources, Inc.(1)                     6,000        184,140
--------------------------------------------------------------------------
PharmaNetics, Inc.(1)                                24,000        252,240
--------------------------------------------------------------------------
Respironics, Inc.(1)                                 45,000      1,339,200
--------------------------------------------------------------------------
SangStat Medical Corp.(1)                            38,800        635,544
--------------------------------------------------------------------------
Scios-Nova, Inc.(1)                                  45,000      1,125,450
--------------------------------------------------------------------------
Serologicals Corp.(1)                                56,000      1,195,040
--------------------------------------------------------------------------
Sicor, Inc.(1)                                       48,000      1,108,800
--------------------------------------------------------------------------
Syncor International Corp.(1)                        23,600        731,600
--------------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.(1)               16,100      1,409,716
--------------------------------------------------------------------------
Telik, Inc.(1)                                       54,100        532,885
--------------------------------------------------------------------------
Trimeris, Inc.(1)                                     5,000        250,350
--------------------------------------------------------------------------
U.S. Physical Therapy, Inc.(1)                       67,500      1,077,975
--------------------------------------------------------------------------
V.I. Technologies, Inc.(1)                           17,400        223,590
--------------------------------------------------------------------------
Ventiv Health, Inc.(1)                               61,000      1,259,040
--------------------------------------------------------------------------
ViroPharma, Inc.(1)                                  12,000        408,000
--------------------------------------------------------------------------
West Pharmaceutical Services, Inc.                   31,900        861,300
--------------------------------------------------------------------------
XOMA Ltd.(1)                                         47,000        801,820
                                                            --------------
                                                                27,140,174

                    26 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                           MARKET VALUE
                                                   SHARES   SEE NOTE 1
=======================================================================

HEALTHCARE/SUPPLIES & SERVICES--9.3%
Accredo Health, Inc.(1)                            30,500  $  1,134,295
-----------------------------------------------------------------------
AdvancePCS(1)                                      27,000     1,729,350
-----------------------------------------------------------------------
Aksys Ltd.(1)                                      96,000       997,440
-----------------------------------------------------------------------
Alberto-Culver Co., Cl. A                          22,500       796,500
-----------------------------------------------------------------------
American Healthways, Inc.(1)                          800        30,816
-----------------------------------------------------------------------
Apria Healthcare Group, Inc.(1)                    29,000       836,650
-----------------------------------------------------------------------
ATS Medical, Inc.(1)                               17,000       256,020
-----------------------------------------------------------------------
Beverly Enterprises, Inc.(1)                      157,500     1,685,250
-----------------------------------------------------------------------
Brown & Brown, Inc.                                19,000       797,810
-----------------------------------------------------------------------
Cantel Medical Corp.(1)                            37,200       999,192
-----------------------------------------------------------------------
Caremark RX, Inc.(1)                               76,000     1,250,200
-----------------------------------------------------------------------
CONMED Corp.(1)                                    34,200       890,910
-----------------------------------------------------------------------
Cooper Cos., Inc. (The)                            37,000     1,901,800
-----------------------------------------------------------------------
CorVel Corp.(1)                                    36,500     1,359,625
-----------------------------------------------------------------------
Covance, Inc.(1)                                  102,000     2,310,300
-----------------------------------------------------------------------
Cytyc Corp.(1)                                     14,000       322,700
-----------------------------------------------------------------------
Datascope Corp.                                    27,400     1,262,866
-----------------------------------------------------------------------
DaVita, Inc.(1)                                    73,300     1,490,189
-----------------------------------------------------------------------
DIANON Systems, Inc.(1)                            11,500       523,250
-----------------------------------------------------------------------
Dynacare, Inc.(1)                                  56,900       563,310
-----------------------------------------------------------------------
Dynacq International, Inc.(1)                      41,800       803,814
-----------------------------------------------------------------------
ESC Medical Systems Ltd.(1)                        24,000       692,400
-----------------------------------------------------------------------
First Health Group Corp.(1)                        29,600       713,952
-----------------------------------------------------------------------
Gentiva Health Services, Inc.(1)                  110,000     1,980,000
-----------------------------------------------------------------------
Haemonetics Corp.(1)                               38,500     1,174,250
-----------------------------------------------------------------------
ICU Medical, Inc.(1)                               30,980     1,278,854
-----------------------------------------------------------------------
Invacare Corp.                                     42,000     1,622,460
-----------------------------------------------------------------------
Inverness Medical Technology, Inc.(1)               3,600       133,200
-----------------------------------------------------------------------
Ladish Co., Inc.(1)                                31,600       422,492
-----------------------------------------------------------------------
Landauer, Inc.                                     10,300       309,000
-----------------------------------------------------------------------
Longs Drug Stores, Inc.                            21,000       452,550
-----------------------------------------------------------------------
Manor Care, Inc.(1)                                52,000     1,651,000
-----------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(1)             70,000     1,255,100
-----------------------------------------------------------------------
Ocular Sciences, Inc.(1)                           35,200       894,080
-----------------------------------------------------------------------
Option Care, Inc.(1)                               45,000       684,000
-----------------------------------------------------------------------
Oxford Health Plans, Inc.(1)                       29,000       829,400
-----------------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)                   27,700       919,640
-----------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(1)        40,800     1,244,808
-----------------------------------------------------------------------
ResMed, Inc.(1)                                    35,000     1,769,250

                    27 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                           MARKET VALUE
                                                   SHARES   SEE NOTE 1
========================================================================

HEALTHCARE/SUPPLIES & SERVICES Continued
Schein (Henry), Inc.(1)                            42,000 $    1,682,520
------------------------------------------------------------------------
Sola International, Inc.(1)                        81,500      1,149,965
------------------------------------------------------------------------
SRI/Surgical Express, Inc.(1)                      25,000        760,250
------------------------------------------------------------------------
Steris Corp.(1)                                    57,000      1,142,850
------------------------------------------------------------------------
SurModics, Inc.(1)                                 24,200      1,422,960
------------------------------------------------------------------------
Sybron Dental Specialities, Inc.(1)                59,300      1,215,057
------------------------------------------------------------------------
Theragenics Corp.(1)                               57,500        642,275
------------------------------------------------------------------------
Triad Hospitals, Inc.(1)                           17,000        500,990
------------------------------------------------------------------------
Unilab Corp.(1)                                    13,400        337,680
------------------------------------------------------------------------
United Surgical Partners International, Inc.(1)    23,700        568,800
------------------------------------------------------------------------
Universal Health Services, Inc., Cl. B(1)          17,500        796,250
------------------------------------------------------------------------
Urocor, Inc.(1)                                    11,200        175,280
------------------------------------------------------------------------
Urologix, Inc.(1)                                  29,600        541,976
------------------------------------------------------------------------
Vital Signs, Inc.                                  45,500      1,503,775
                                                          --------------
                                                              52,409,351

========================================================================
TECHNOLOGY--7.6%
------------------------------------------------------------------------
COMPUTER HARDWARE--0.9%
3D Systems Corp.(1)                                77,700      1,320,900
------------------------------------------------------------------------
Daktronics, Inc.(1)                                40,800        627,912
------------------------------------------------------------------------
Intergraph Corp.(1)                               105,000      1,617,000
------------------------------------------------------------------------
Mentor Graphics Corp.(1)                           26,700        467,250
------------------------------------------------------------------------
Mercury Computer Systems, Inc.(1)                  12,000        529,200
------------------------------------------------------------------------
MTS Systems Corp.                                  10,300        142,037
------------------------------------------------------------------------
Pixelworks, Inc.(1)                                12,600        450,324
------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(1)             3,800        110,200
                                                          --------------
                                                               5,264,823

========================================================================
COMPUTER SERVICES--2.0%
American Management Systems, Inc.(1)               23,000        542,800
------------------------------------------------------------------------
Bel Fuse, Inc., Cl. A(1)                           22,000        660,000
------------------------------------------------------------------------
CACI International, Inc., Cl. A(1)                 43,000      2,021,000
------------------------------------------------------------------------
F.Y.I., Inc.(1)                                    23,300        955,300
------------------------------------------------------------------------
FactSet Research Systems, Inc.                     21,400        763,980
------------------------------------------------------------------------
Global Payments, Inc.                              65,000      1,956,500
------------------------------------------------------------------------
Integral Systems, Inc.(1,2)                        25,000        573,088
------------------------------------------------------------------------
MedQuist, Inc.(1)                                  54,000      1,602,720
------------------------------------------------------------------------
SkillSoft Corp.(1)                                 13,600        465,800
------------------------------------------------------------------------
Travelocity.com, Inc.(1)                           15,600        478,920
------------------------------------------------------------------------
Websense, Inc.(1)                                  55,600      1,112,000
                                                          --------------
                                                              11,132,108

                    28 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                     MARKET VALUE
                                             SHARES   SEE NOTE 1
==================================================================

COMPUTER SOFTWARE--3.0%
Ansoft Corp.(1)                              67,900 $    1,154,300
------------------------------------------------------------------
ANSYS, Inc.(1)                               34,100        638,352
------------------------------------------------------------------
Axcelis Technologies, Inc.(1)               100,000      1,480,000
------------------------------------------------------------------
Catapult Communications Corp.(1)             58,700      1,320,750
------------------------------------------------------------------
Century Business Services, Inc.(1)          125,300        676,620
------------------------------------------------------------------
EPIQ Systems, Inc.(1)                        40,900      1,050,721
------------------------------------------------------------------
Fair, Isaac & Co., Inc.                      24,800      1,533,136
------------------------------------------------------------------
IDX Systems Corp.(1)                         28,000        336,280
------------------------------------------------------------------
Innodata Corp.(1)                            64,200        197,736
------------------------------------------------------------------
Manhattan Associates, Inc.(1)                 4,500        178,875
------------------------------------------------------------------
MSC.Software Corp.(1)                         7,700        144,375
------------------------------------------------------------------
Numerical Technologies, Inc.(1)              25,000        525,000
------------------------------------------------------------------
Open Text Corp.(1)                           60,000      1,408,200
------------------------------------------------------------------
PEC Solutions, Inc.(1)                       43,700        965,770
------------------------------------------------------------------
PLATO Learning, Inc.(1)                      30,200        934,690
------------------------------------------------------------------
ProQuest Co.(1)                               9,700        300,700
------------------------------------------------------------------
Renaissance Learning, Inc.(1)                12,000        607,080
------------------------------------------------------------------
SeeBeyond Technology Corp.(1)                24,100        289,200
------------------------------------------------------------------
Structural Dynamics Research Corp.(1)        36,000        882,000
------------------------------------------------------------------
Sunquest Information Systems, Inc.(1)        16,400        390,156
------------------------------------------------------------------
TALX Corp.                                   48,500      1,937,575
                                                    --------------
                                                        16,951,516

==================================================================
COMMUNICATIONS EQUIPMENT--0.4%
Anixter International, Inc.(1)               14,000        429,800
------------------------------------------------------------------
Black Box Corp.(1)                            4,000        269,440
------------------------------------------------------------------
ESCO Technologies, Inc.(1)                   45,800      1,380,870
------------------------------------------------------------------
Opticnet, Inc.(1,2)                          13,300             --
                                                    --------------
                                                         2,080,110

==================================================================
ELECTRONICS--1.3%
Analogic Corp.                                4,100        186,755
------------------------------------------------------------------
Bio-Rad Laboratories, Inc., Cl. A(1)          6,000        298,800
------------------------------------------------------------------
Checkpoint Systems, Inc.(1)                  33,900        603,420
------------------------------------------------------------------
EDO Corp.                                    30,400        484,880
------------------------------------------------------------------
Electro Scientific Industries, Inc.(1)       30,300      1,154,430
------------------------------------------------------------------
Engineered Support Systems, Inc.             16,000        627,040
------------------------------------------------------------------
InterCept Group, Inc. (The)(1)               42,000      1,596,000
------------------------------------------------------------------
Itron, Inc.(1)                               40,200        762,594
------------------------------------------------------------------
Monolithic System Technology, Inc.(1)        86,100        951,405
------------------------------------------------------------------
Universal Electronics, Inc.(1)               40,100        721,800
                                                    --------------
                                                         7,387,124

                    29 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF INVESTMENTS CONTINUED

                                                           MARKET VALUE
                                                  SHARES    SEE NOTE 1
========================================================================

TRANSPORTATION--2.1%
AIR TRANSPORTATION--0.2%
Atlantic Coast Airlines Holdings, Inc.(1)         30,400 $       911,696
------------------------------------------------------------------------
RAILROADS & TRUCKERS--1.3%
Arnold Industries, Inc.                           86,200       1,668,832
------------------------------------------------------------------------
Genesee & Wyoming, Inc., Cl. A(1)                 41,550         810,225
------------------------------------------------------------------------
Heartland Express, Inc.(1)                        45,000       1,026,000
------------------------------------------------------------------------
Quixote Corp.                                     47,000       1,342,790
------------------------------------------------------------------------
RailAmerica, Inc.(1)                              91,500       1,044,930
------------------------------------------------------------------------
Werner Enterprises, Inc.                          17,000         412,250
------------------------------------------------------------------------
XTRA Corp.(1)                                      6,000         297,600
------------------------------------------------------------------------
Yellow Corp.(1)                                   31,000         588,380
                                                         ---------------
                                                               7,191,007
========================================================================
SHIPPING--0.6%
OMI Corp.(1)                                     130,000         729,300
------------------------------------------------------------------------
Overseas Shipholding Group, Inc.                  47,000       1,435,380
------------------------------------------------------------------------
Roadway Corp.                                     11,900         282,863
------------------------------------------------------------------------
Stelmar Shipping Ltd.(1)                          69,000       1,200,600
========================================================================
                                                               3,648,143
                                                         ---------------
UTILITIES--1.8%
------------------------------------------------------------------------
ELECTRIC UTILITIES--0.5%
AGL Resources, Inc.                                2,300          54,625
------------------------------------------------------------------------
BLack Hills Corp.                                 10,700         430,461
------------------------------------------------------------------------
Conectiv, Inc.                                    29,700         641,520
------------------------------------------------------------------------
Energen Corp.                                     17,000         469,200
------------------------------------------------------------------------
NorthWestern Corp.                                26,000         582,400
------------------------------------------------------------------------
South Jersey Industries, Inc.                      9,000         280,350
------------------------------------------------------------------------
UniSource Energy Corp.                            27,800         638,566
                                                               3,097,122
                                                         ---------------

========================================================================
GAS UTILITIES--1.3%
Cascade Natural Gas Corp.                         12,000         255,600
------------------------------------------------------------------------
Equitable Resources, Inc.                         38,200       1,272,442
------------------------------------------------------------------------
NICOR, Inc.                                       12,000         467,760
------------------------------------------------------------------------
Questar Corp.                                     32,000         792,320
------------------------------------------------------------------------
Southwestern Energy Co.(1)                       108,000       1,323,000
------------------------------------------------------------------------
UGI Corp.                                          6,000         162,000
------------------------------------------------------------------------
Western Gas Resources, Inc.                       85,400       2,784,040
                                                         ---------------
                                                               7,057,162
                                                         ---------------
Total Common Stocks (Cost $459,573,040)                      541,848,211

                    30 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                             PRINCIPAL      MARKET VALUE
                                                              AMOUNT         SEE NOTE 1
==========================================================================================

REPURCHASE AGREEMENTS--3.4%
Repurchase agreement with PaineWebber, Inc.,
4.01%, dated 6/29/01, to be repurchased at
$18,818,286 on 7/2/01, collateralized by
Federal National Mortgage Assn., 5.50%-8%,
12/1/13-6/1/31, with a value of $19,231,379
(Cost $18,812,000)                                       $   18,812,000   $    18,812,000
-----------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $478,385,040)                    99.6%      560,660,211
-----------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                     0.4         2,409,562
-----------------------------------------------------------------------------------------
NET ASSETS                                                        100.0%  $   563,069,773
-----------------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1.      Non-income-producing security.

2.      Identifies issues considered to be illiquid or restricted--See Note 6 of
        Notes to Financial Statements.

Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company
Act of 1940, at or during the period ended June 30, 2001. There were no affiliate securities held by the Fund as of June 30, 2001. Transactions during the period in which the the issuer was an affiliate are as follows:

                                         SHARES                                              SHARES
                                        JUNE 30,          GROSS            GROSS             JUNE 30,
                                          2000          ADDITIONS       REDUCTIONS             2001
------------------------------------------------------------------------------------------------------

Canadian Superior Energy, Inc.
(formerly known as Prize Energy
Corp.)                                 1,985,249             --          1,363,125            622,124

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    31 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2001

==============================================================================================
ASSETS

Investments, at value (cost $478,385,040)--see accompanying statement         $    560,660,211
----------------------------------------------------------------------------------------------
Cash                                                                                    43,242
----------------------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                                      103
----------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                     8,176,858
Shares of beneficial interest sold                                                   5,656,740
Interest and dividends                                                                 226,111
Other                                                                                   41,443
                                                                              ----------------
Total assets                                                                       574,804,708
==============================================================================================
LIABILITIES
Payables and other liabilities:
Investments purchased                                                               10,931,211
Distribution and service plan fees                                                     302,698
Shares of beneficial interest redeemed                                                 293,266
Shareholder reports                                                                     83,067
Transfer and shareholder servicing agent fees                                           42,015
Other                                                                                   82,678
                                                                              ----------------
Total liabilities                                                                   11,734,935
==============================================================================================
NET ASSETS                                                                    $    563,069,773
                                                                              ================
==============================================================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                               $    485,894,052
----------------------------------------------------------------------------------------------
Accumulated net investment loss                                                       (129,090)
----------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investments and foreign
currency transactions                                                               (4,969,837)
----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign
currencies                                                                          82,274,648
                                                                              ----------------
NET ASSETS                                                                    $    563,069,773
                                                                              ================

                    32 OPPENHEIMER MAIN STREET SMALL CAP FUND

===================================================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets of $294,780,393 and 19,623,533 shares of beneficial interest
outstanding)                                                              $  15.02
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                               $  15.94
----------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $177,478,885 and 11,988,564 shares of beneficial interest
outstanding)                                                              $  14.80
----------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $89,814,130 and 6,065,319 shares of beneficial interest
outstanding)                                                              $  14.81
----------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $994,854 and 66,322 shares of beneficial interest
outstanding)                                                              $  15.00
----------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share
(based on net assets of $1,511 and 100 shares of beneficial
interest outstanding)                                                     $  15.11

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    33 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2001

=========================================================================================

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $9,114)                     $    1,974,114
-----------------------------------------------------------------------------------------
Interest                                                                          734,231
                                                                           --------------
Total income                                                                    2,708,345
============                                                               ==============
EXPENSES
Management fees                                                                 2,888,009
-----------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                           480,204
Class B                                                                         1,279,835
Class C                                                                           605,674
Class N                                                                               730
-----------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                           426,672
Class B                                                                           264,912
Class C                                                                           126,441
Class N                                                                               379
Class Y                                                                                 1
-----------------------------------------------------------------------------------------
Shareholder reports                                                               347,485
-----------------------------------------------------------------------------------------
Custodian fees and expenses                                                        13,069
-----------------------------------------------------------------------------------------
Trustees' compensation                                                              4,803
-----------------------------------------------------------------------------------------
Other                                                                              87,612
                                                                           --------------
Total expenses                                                                  6,525,826
Less reduction to custodian expenses                                              (10,758)
                                                                           --------------
Net expenses                                                                    6,515,068
=========================================================================================
NET INVESTMENT LOSS                                                            (3,806,723)
=========================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments                                                                    17,182,383
Foreign currency transactions                                                    (337,113)
                                                                           --------------
Net realized gain (loss)                                                       16,845,270
-----------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                                    25,734,749
Translation of assets and liabilities denominated in foreign currencies          (117,373)
                                                                           --------------
Net change                                                                     25,617,376
                                                                           --------------
Net realized and unrealized gain (loss)                                        42,462,646
=========================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $   38,655,923
                                                                           ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    34 OPPENHEIMER MAIN STREET SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED       PERIOD ENDED
                                                                     JUNE 30, 2001    JUNE 30, 2000(1)
=====================================================================================================

OPERATIONS
Net investment income (loss)                                       $    (3,806,723) $      (1,594,739)
-----------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                16,845,270          3,932,369
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                    25,617,376         56,657,272
                                                                   ---------------  -----------------
Net increase (decrease) in net assets resulting from operations         38,655,923         58,994,902
=====================================================================================================
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized gain:
Class A                                                                (11,296,401)          (103,503)
Class B                                                                 (6,848,507)           (73,371)
Class C                                                                 (3,179,103)           (30,682)
Class N                                                                         --                 --
Class Y                                                                        (79)                (2)
=====================================================================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                143,557,768        111,751,357
Class B                                                                 73,742,602         78,616,337
Class C                                                                 43,053,395         35,220,463
Class N                                                                    905,674                 --
Class Y                                                                         --                 --
=====================================================================================================
NET ASSETS
Total increase                                                         278,591,272        284,375,501
-----------------------------------------------------------------------------------------------------
Beginning of period                                                    284,478,501            103,000(2)
                                                                   ---------------  ------------------
End of period (including accumulated net investment loss of
$129,090 for the year ended June 30, 2001)                         $   563,069,773  $     284,478,501
                                                                   ===============  =================

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.

2. Reflects the value of the Manager's initial seed money investment at June 29,
   1999.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    35 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS

                                                                      CLASS A                     CLASS B
                                                                        YEAR                       YEAR
                                                                        ENDED                      ENDED
                                                                      JUNE 30,                    JUNE 30,
                                                         2001           2000(1)      2001          2000(1)
=========================================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                $     14.77    $     10.00   $     14.68    $   10.00
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                        (.08)          (.06)         (.14)        (.11)
Net realized and unrealized gain (loss)                    1.12           4.85          1.05         4.81
                                                    -----------------------------------------------------
Total income (loss) from investment operations             1.04           4.79           .91         4.70
---------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                       (.79)          (.02)         (.79)        (.02)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $     15.02    $     14.77   $     14.80    $   14.68
                                                    =====================================================
=========================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                        7.66%         47.98%         6.79%       47.08%
=========================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $   294,780    $   141,721   $   177,479    $  99,060
---------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $   205,916    $    75,295   $   128,350    $  51,951
---------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                       (0.60)%        (0.82)%       (1.36)%      (1.53)%
Expenses                                                   1.28%          1.50%         2.05%        2.21%
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     181%           108%          181%         108%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    36 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                                    CLASS C      CLASS N
                                                                      YEAR        PERIOD
                                                                     ENDED        ENDED
                                                                    JUNE 30,     JUNE 30,
                                                        2001         2000(1)     2001(2)
========================================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                $   14.68     $   10.00    $  13.53
----------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.13)         (.10)       (.02)
Net realized and unrealized gain (loss)                  1.05          4.80        1.49
                                                    ------------------------------------
Total income (loss) from investment operations            .92          4.70        1.47
----------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     (.79)         (.02)         --
----------------------------------------------------------------------------------------
Net asset value, end of period                      $   14.81     $   14.68    $  15.00
                                                    ====================================
========================================================================================
TOTAL RETURN, AT NET ASSET VALUE(3)                      6.86%        47.08%      10.87%
========================================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)            $  89,814     $  43,695    $    995
----------------------------------------------------------------------------------------
Average net assets (in thousands)                   $  60,762     $  21,984    $    445
----------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment loss                                     (1.36)%       (1.54)%     (0.76)%
Expenses                                                 2.05%         2.21%       1.59%
----------------------------------------------------------------------------------------
Portfolio turnover rate                                   181%          108%        181%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.

2. For the period from March 1, 2001 (inception of offering) to June 30, 2001.

3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    37 OPPENHEIMER MAIN STREET SMALL CAP FUND

FINANCIAL HIGHLIGHTS CONTINUED

                                                                  CLASS Y
                                                                   YEAR
                                                                   ENDED
                                                                  JUNE 30,
                                                       2001        2000(1)
==========================================================================

PER SHARE OPERATING DATA
Net asset value, beginning of period                 $  14.82    $  10.00
-------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                      (.05)       (.04)
Net realized and unrealized gain (loss)                  1.13        4.88
                                                     --------    --------
Total income (loss) from investment operations           1.08        4.84
-------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Distributions from net realized gain                     (.79)       (.02)
-------------------------------------------------------------------------
Net asset value, end of period                       $  15.11    $  14.82
                                                     ========    ========
=========================================================================
TOTAL RETURN, AT NET ASSET VALUE(2)                      7.90%      48.48%
=========================================================================
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)             $      2    $      1
-------------------------------------------------------------------------
Average net assets (in thousands)                    $      2    $      1
-------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment loss                                     (0.23)%     (0.37)%
Expenses                                                 0.89%       1.18%
-------------------------------------------------------------------------
Portfolio turnover rate                                   181%        108%

1. For the period from August 2, 1999 (inception of offering) to June 30, 2000.

2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    38 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Main Street Small Cap Fund (the Fund) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class
A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans.
Retirement plans that offer Class N shares may impose charges on those accounts.
Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------

SECURITIES VALUATION. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

                    39 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

1. SIGNIFICANT ACCOUNTING POLICIES Continued

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

    The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                    40 OPPENHEIMER MAIN STREET SMALL CAP FUND

--------------------------------------------------------------------------------

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 2001, amounts have been reclassified to reflect a decrease in paid-in capital of $1,034,135, a decrease in accumulated net investment loss of $3,677,633, and an increase in accumulated net realized loss on investments of $2,643,498. Net assets of the Fund were unaffected by the reclassifications.

--------------------------------------------------------------------------------

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date.
Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------

OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    41 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                      YEAR ENDED JUNE 30, 2001(1)       PERIOD ENDED JUNE 30, 2000(2)
                                    SHARES                 AMOUNT       SHARES                 AMOUNT
-----------------------------------------------------------------------------------------------------

CLASS A
Sold                               13,028,868    $   184,589,914       11,029,007      $  129,912,372
Dividends and/or
distributions reinvested              789,486         10,673,853            8,382              98,911
Redeemed                           (3,787,385)       (51,705,999)      (1,454,825)        (18,259,926)
                                  -------------------------------------------------------------------
Net increase (decrease)            10,030,969    $   143,557,768        9,582,564      $  111,751,357
                                  ===================================================================
-----------------------------------------------------------------------------------------------------
CLASS B
Sold                                6,254,301    $    87,722,672        7,409,304      $   87,079,411
Dividends and/or
distributions reinvested              464,503          6,215,061            5,719              67,313
Redeemed                           (1,478,445)       (20,195,131)        (666,918)         (8,530,387)
                                  -------------------------------------------------------------------
Net increase (decrease)             5,240,359    $    73,742,602        6,748,105      $   78,616,337
                                  ===================================================================
-----------------------------------------------------------------------------------------------------
CLASS C
Sold                                3,546,090    $    49,426,281        3,277,979      $   39,061,579
Dividends and/or
distributions reinvested              209,417          2,804,094            2,495              29,373
Redeemed                             (666,269)        (9,176,980)        (304,493)         (3,870,489)
                                  -------------------------------------------------------------------
Net increase (decrease)             3,089,238    $    43,053,395        2,975,981      $   35,220,463
                                  ===================================================================
-----------------------------------------------------------------------------------------------------
CLASS N
Sold                                   66,698    $       911,127               --      $           --
Dividends and/or
distributions reinvested                   --                 --               --                  --
Redeemed                                 (376)            (5,453)              --                  --
                                  -------------------------------------------------------------------
Net increase (decrease)                66,322    $       905,674               --      $           --
                                  ===================================================================
-----------------------------------------------------------------------------------------------------
CLASS Y
Sold                                       --    $            --               --      $           --
Dividends and/or
distributions reinvested                   --                 --               --                  --
Redeemed                                   --                 --               --                  --
                                  -------------------------------------------------------------------
Net increase (decrease)                    --    $            --               --      $           --
                                  ===================================================================

1. For the year ended June 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to June 30, 2001, for Class N shares.

2. For the period from August 2, 1999 (inception of offering) to June 30, 2000.

                    42 OPPENHEIMER MAIN STREET SMALL CAP FUND

================================================================================

3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended June 30, 2001, were $929,729,696 and $700,178,024, respectively.

    As of June 30, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $479,240,604 was:

Gross unrealized appreciation                  $    96,328,368
Gross unrealized depreciation                      (14,908,761)
                                               ---------------
Net unrealized appreciation (depreciation)     $    81,419,607
                                               ===============

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets in excess of $800 million. The
Fund's management fee for the year ended June 30, 2001, was an annualized rate of 0.73%.

--------------------------------------------------------------------------------

TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS an agreed upon per account fee.

--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                    AGGREGATE        CLASS A      COMMISSIONS     COMMISSIONS     COMMISSIONS     COMMISSIONS
                    FRONT-END      FRONT-END       ON CLASS A      ON CLASS B      ON CLASS C      ON CLASS N
                SALES CHARGES  SALES CHARGES           SHARES          SHARES          SHARES          SHARES
                   ON CLASS A    RETAINED BY      ADVANCED BY     ADVANCED BY     ADVANCED BY     ADVANCED BY
 YEAR ENDED            SHARES    DISTRIBUTOR   DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)  DISTRIBUTOR(1)
 -------------  ---------------------------------------------------------------------------------------------

 June 30, 2001    $1,418,890     $ 448,413      $ 131,792       $2,069,956       $ 370,022       $ 7,299

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                        CLASS A        CLASS B        CLASS C        CLASS N
                     CONTINGENT     CONTINGENT     CONTINGENT     CONTINGENT
                       DEFERRED       DEFERRED       DEFERRED       DEFERRED
                  SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                    RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
   YEAR ENDED       DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------

June 30, 2001             $--     $  170,769   $  16,372            $--

                    43 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

--------------------------------------------------------------------------------

CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended June 30, 2001, payments under the Class A plan totaled $480,204, all of which were paid by the Distributor to recipients, and included $43,215 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

--------------------------------------------------------------------------------

CLASS B, CLASS C AND CLASS N DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B, Class C and Class N plans provide for the Distributor to be compensated at a flat rate, whether the
Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

    The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The Distributor retains the asset-based sales charge on Class N shares. The asset-based sales charges on Class B, Class
C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

    The Distributor's actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of
Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

                    44 OPPENHEIMER MAIN STREET SMALL CAP FUND

Distribution fees paid to the Distributor for the year ended June 30, 2001, were as follows:

                                                               DISTRIBUTOR'S
                                              DISTRIBUTOR'S        AGGREGATE
                                                  AGGREGATE     UNREIMBURSED
                                               UNREIMBURSED    EXPENSES AS %
             TOTAL PAYMENTS  AMOUNT RETAINED       EXPENSES    OF NET ASSETS
                 UNDER PLAN   BY DISTRIBUTOR     UNDER PLAN         OF CLASS
--------------------------------------------------------------------------------

Class B Plan    $1,279,835      $1,093,288      $3,125,975         1.76%
Class C Plan       605,674         295,292         644,889         0.72
Class N Plan           730              --           7,844         0.79

================================================================================

5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

    The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of
Assets and Liabilities as a receivable or payable and in the Statement of
Operations with the change in unrealized appreciation or depreciation.

    The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of June 30, 2001, the Fund had outstanding foreign currency contracts as follows:

                                                   CONTRACT  VALUATION AS OF     UNREALIZED
   CONTRACT DESCRIPTION      EXPIRATION DATE  AMOUNT (000S)    JUNE 30, 2001   APPRECIATION
---------------------------------------------------------------------------------------------

CONTRACTS TO PURCHASE
Canadian Dollar (CAD)           7/5/01             CAD224        $  147,720      $  103

================================================================================

6. ILLIQUID OR RESTRICTED SECURITIES

As of June 30, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the
Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than
10% of its net assets (determined at the time of purchase and reviewed periodically)

                    45 OPPENHEIMER MAIN STREET SMALL CAP FUND

NOTES TO FINANCIAL STATEMENTS CONTINUED
================================================================================

6. ILLIQUID OR RESTRICTED SECURITIES Continued

in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of llliquid or restricted securities subject to this limitation as of June 30, 2001, was $573,088, which represents 0.10% of the
Fund's net assets, all of which is considered restricted. Information concerning restricted securities is as follows:

                                                   VALUATION PER      UNREALIZED
                           ACQUISITION      COST      UNIT AS OF    APPRECIATION
SECURITY                          DATE  PER UNIT   JUNE 30, 2001  (DEPRECIATION)
--------------------------------------------------------------------------------

STOCKS AND WARRANTS
Integral Systems, Inc.        2/15/00   $  31.00         $ 22.92    $  (201,913)
Opticnet, Inc.               10/26/00         --              --             --

================================================================================

7. BANK BORROWINGS

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum.

    The Fund had no borrowings outstanding during the year ended or at June 30,
2001.

                    46 OPPENHEIMER MAIN STREET SMALL CAP FUND

                                                           Appendix A

                                                          RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly-available information provided by the rating organizations.

Moody's Investors Service, Inc.
---------------------------------------------------------------------------------------------------------------------------------------

Long-Term (Taxable) Bond Ratings

Aaa: Bonds rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of Aaa securities.

A: Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds rated Ba are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C:  Bonds rated C are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier "1" indicates that the obligation ranks in the higher end of its category; the modifier "2" indicates a mid-range ranking and the modifier "3"
indicates a ranking in the lower end of the category.

Short-Term Ratings - Taxable Debt

These ratings apply to the ability of issuers to repay punctually senior debt obligations having an original maturity not exceeding one year:

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage, while sound, may be subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Rating Services
---------------------------------------------------------------------------------------------------------------------------------------

Long-Term Credit Ratings

AAA: Bonds rated "AAA" have the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA:  Bonds rated "AA" differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Bonds rated "A" are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Bonds rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Bonds rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB:  Bonds rated BB are less vulnerable to nonpayment than other speculative issues. However, these face major uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B:  A bond rated B is more vulnerable to nonpayment than an obligation rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.

CCC: A bond rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC:  An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may used where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D:  Bonds rated D are in default. Payments on the obligation are not being made on the date due.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The "r" symbol is attached to the ratings of instruments with significant noncredit risks.

Short-Term Issue Credit Ratings

A-1: Rated in the highest category. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, a plus (+) sign designation indicates the issuer's capacity to meet its financial obligation is very strong.

A-2:  Obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C:  Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  In payment default. Payments on the obligation have not been made on the due date. The rating may also be used if a bankruptcy petition has been filed or similar actions jeopardize payments on the obligation.

Fitch, Inc.
---------------------------------------------------------------------------------------------------------------------------------------
International Long-Term Credit Ratings

Investment Grade:
AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met.
Securities rates in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains.
Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

F1:  Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2:   Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3:   Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B:    Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C:      High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D:     Default. Denotes actual or imminent payment default.

                                   Appendix B

                            Industry Classifications

Aerospace/Defense                                            Food and Drug Retailers
Air Transportation                                           Gas Utilities
Asset-Backed                                                 Health Care/Drugs
Auto Parts and Equipment                                     Health Care/Supplies & Services
Automotive                                                   Homebuilders/Real Estate
Bank Holding Companies                                       Hotel/Gaming
Banks                                                        Industrial Services
Beverages                                                    Information Technology
Broadcasting                                                 Insurance
Broker-Dealers                                               Leasing & Factoring
Building Materials                                           Leisure
Cable Television                                             Manufacturing
Chemicals                                                    Metals/Mining
Commercial Finance                                           Nondurable Household Goods
Communication Equipment                                      Office Equipment
Computer Hardware                                            Oil - Domestic
Computer Software                                            Oil - International
Conglomerates                                                Paper
Consumer Finance                                             Photography
Consumer Services                                            Publishing
Containers                                                   Railroads & Truckers
Convenience Stores                                           Restaurants
Department Stores                                            Savings &Loans
Diversified Financial                                        Shipping
Diversified Media                                            Special Purpose Financial
Drug Wholesalers                                             Specialty Printing
Durable Household Goods                                      Specialty Retailing
Education                                                    Steel
Electric Utilities                                           Telecommunications - Long Distance
Electrical Equipment                                         Telephone - Utility
Electronics                                                  Textile, Apparel & Home Furnishings
Energy Services                                              Tobacco
Entertainment/Film                                           Trucks and Parts
Environmental                                                Wireless Services
Food

                                                              Appendix C

                                    OppenheimerFunds Special Sales Charge Arrangements and Waivers
                                    --------------------------------------------------------------

In certain cases, the initial sales charge that applies to purchases of Class A shares1 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.2  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the
applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
              1)  plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code,
              2)  non-qualified deferred compensation plans,
              3)  employee benefit plans3
              4)  Group Retirement Plans4
              5)  403(b)(7) custodial plan accounts
              6)  Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular
Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the
Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.
I.                                Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
---------------------------------------------------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A
Contingent Deferred Sales Charge (unless a waiver applies).

         There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below.
However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption).
Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the
Distributor will pay the applicable concession described in the Prospectus under "Class A Contingent Deferred Sales Charge."5 This waiver provision applies to:
|_|      Purchases of Class A shares aggregating $1 million or more.
|_|      Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial
              Plans) that: 1) bought shares costing $500,000 or more, 2) had at the time of purchase 100 or more eligible employees or total plan assets of $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|      Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
              1)  through a broker, dealer, bank or registered investment adviser that has made special arrangements with the
                  Distributor for those purchases, or
              2)  by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|      Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
              1)  The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
                  Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as "Applicable Investments").
              2)  The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
              3)  The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).
|_|      Purchases by a Retirement  Plan whose  record  keeper had a  cost-allocation  agreement  with the Transfer  Agent on or before
              March 1, 2001.
II.

                                         Waivers of Class A Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

A.   Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the
Distributor on such purchases):
|_|      The Manager or its affiliates.
|_|      Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.
|_|      Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|      Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
              Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|      Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|      Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|      "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|      Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the
              Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|      Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|      Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|      A unit investment trust that has entered into an appropriate agreement with the Distributor.
|_|      Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|-|

         Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the
              Distributor for those purchases.
|_|      A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C
              TRAC-2000 program on November 24, 1995.
|_|      A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former
              Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B.   Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the
Distributor on such purchases):
|_|      Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|      Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds
              (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.
|_|      Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker's customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.
|_|      Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series.
|_|      Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor.

C.   Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|      To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
|_|      Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to
              "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|      For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
              2)  To return excess contributions.
              3)  To return contributions made due to a mistake of fact.
              4)  Hardship withdrawals, as defined in the plan.6
              5)  Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.
              9)  Separation from service.7
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
              11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an
                  OppenheimerFunds-sponsored IRA.
|_|      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the
              Distributor allowing this waiver.
|_|      For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|      For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
III.                               Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
---------------------------------------------------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A.   Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|      Shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," in the applicable Prospectus.
|_|      Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|      Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill
              Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|      Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|      Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of
              $500,000 or more and made more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.
|_|      Distributions8 from Retirement Plans or other employee benefit plans for any of the following purposes:
              1)  Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
              2)  To return excess contributions made to a participant's account.
              3)  To return contributions made due to a mistake of fact.
              4)  To make hardship withdrawals, as defined in the plan.9
              5)  To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.
              6)  To meet the minimum distribution requirements of the Internal Revenue Code.
              7)  To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code.
              8)  For loans to participants or beneficiaries.10
              9)  On account of the participant's separation from service.11
              10) Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
              11) Distributions made on account of a plan termination or "in-service" distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
              12) For distributions from a participant's account under an Automatic Withdrawal Plan after the participant reaches age
                  59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
              13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
              14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|      Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement
              Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B.   Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|      Shares sold to the Manager or its affiliates.
|_|      Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|      Shares issued in plans of reorganization to which the Fund is a party.
|_|      Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV.

 Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:
     Oppenheimer Quest Value Fund, Inc.              Oppenheimer Small Cap Value Fund
     Oppenheimer Quest Balanced Value Fund           Oppenheimer Quest Global Value Fund, Inc.
     Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

     Quest for Value U.S. Government Income Fund              Quest for Value New York Tax-Exempt Fund
     Quest for Value Investment Quality Income Fund           Quest for Value National Tax-Exempt Fund
     Quest for Value Global Income Fund                       Quest for Value California Tax-Exempt Fund

         All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|      acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for
              Value Funds, or
|_|      purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A.   Reductions or Waivers of Class A Sales Charges.

|X|      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC
Distributors prior to November 24, 1995.

-------------------------------- ---------------------------- --------------------------------- ---------------------
Number of Eligible Employees     Initial Sales Charge as a    Initial Sales Charge as a % of    Concession as % of
or Members                       % of Offering Price          Net Amount Invested               Offering Price
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
9 or Fewer                                  2.50%                          2.56%                       2.00%
-------------------------------- ---------------------------- --------------------------------- ---------------------
-------------------------------- ---------------------------- --------------------------------- ---------------------
At least  10 but not more  than             2.00%                          2.04%                       1.60%
49
-------------------------------- ---------------------------- --------------------------------- ---------------------

---------------------------------------------------------------------------------------------------------------------------------------
         For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's
Prospectus.

         Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

|X|      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o        Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the
                  Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o        Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

|X|      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for
Value Fund:

         Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of
1974 and regulations adopted under that law.

B.   Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

|X|      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o        withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

|X|      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an
Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o        redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o        withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o        liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

         A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same
Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.
V.        Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual
                                                        Investment Accounts, Inc.
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The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:
     Connecticut Mutual Liquid Account      Connecticut Mutual Total Return Account
     Connecticut Mutual Government Securities Account            CMIA LifeSpan Capital Appreciation Account
     Connecticut Mutual Income Account      CMIA LifeSpan Balanced Account
     Connecticut Mutual Growth Account      CMIA Diversified Income Account

A.   Prior Class A CDSC and Class A Sales Charge Waivers.

|X|      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

         Those shareholders who are eligible for the prior Class A CDSC are:
              1)  persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to
                  March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
              2)  persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

         Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

|X|

         Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
              1)  any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut
                  Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
                  Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;
              2)  any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;
              3)  Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
              4)  employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
              5)  one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
              6)  an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
                  Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

         Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut
Mutual Funds described above.

         Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B.   Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or
Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former
Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18,
1996:
     1)  by the estate of a deceased shareholder;
     2)  upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
     3)  for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections
         401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
     4)  as tax-free returns of excess contributions to such retirement or employee benefit plans;
     5)  in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
     6)  in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
     7)  in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
     8)  in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
     9)  as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of
         Incorporation, or as adopted by the Board of Directors of the Fund.
VI.                           Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
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Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer
Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30,
1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.
VII.                     Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund
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Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|      the Manager and its affiliates,
|_|      present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's
              Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|      registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|      dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|      employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|      dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
|_|      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

--------
1 Messrs. Bowen, Cameron , and Marshall are not Directors of Panorama Series Fund, Inc.  Messrs. Armstrong, Bowen, Cameron, Fossel,
and Marshall are not Managing General Partners of Centennial American Fund, L.P. Mr. Murphy is not a Trustee or Managing General
Partner of any of the Centennial Funds.
2  In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent Trustees" in this Statement of Additional
Information refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
1 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
2 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal Charges and references to "redemptions" mean "repurchases" of shares.
3 An "employee benefit plan" means any plan or arrangement, whether or not it is "qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
4 The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in
(or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and
403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
5 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more
Oppenheimer funds held by the Plan for more than one year.
6 This provision does not apply to IRAs.
7 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.
8 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan.
9 This provision does not apply to IRAs
10 This provision does not apply to loans from 403(b)(7) custodial plans.
11 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.